UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21124

Name of Fund: BlackRock New York Municipal Income Trust II (BFY)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock New
York Municipal Income Trust II, 40 East 52nd Street, New York, NY 10022.

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2009

Date of reporting period: 08/31/2009

Item 1 – Report to Stockholders

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

Annual Report

AUGUST 31, 2009

BlackRock California Insured Municipal Income Trust (BCK)

BlackRock California Municipal Bond Trust (BZA)

BlackRock California Municipal Income Trust II (BCL)

BlackRock Maryland Municipal Bond Trust (BZM)

BlackRock MuniHoldings New York Insured Fund, Inc. (MHN)

BlackRock New Jersey Municipal Bond Trust (BLJ)

BlackRock New York Insured Municipal Income Trust (BSE)

BlackRock New York Municipal Bond Trust (BQH)

BlackRock New York Municipal Income Trust II (BFY)

BlackRock Virginia Municipal Bond Trust (BHV)

The Massachusetts Health & Education Tax-Exempt Trust (MHE)

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2 ANNUAL REPORT

AUGUST 31, 2009

Dear Shareholder

The past 12 months reveal two distinct economic and market backdrops — one of extreme investor pessimism and decided weakness, and another of increased optimism amid growing signs of recovery. The start of the period was characterized by the former. September through December 2008 saw the surge of the economic storm that sparked the worst recession in decades. The months featured, among others, the infamous collapse of Lehman Brothers,

uniformly poor economic data and plummeting investor confidence that resulted in massive government intervention (on a global scale) in the financial sys-

tem and the economy. The tide turned dramatically in March 2009, however, on the back of new US government initiatives, as well as better-than-expected economic data and upside surprises in corporate earnings.

In this environment, US equities contended with extraordinary volatility, posting steep declines through mid-March before embarking on a rally that resulted in strong year-to-date returns for all major indexes. June saw a brief correction, though it appeared to be induced more by profit-taking and portfolio rebal-

ancing than by a change in the economic outlook. The experience in international markets was similar to that in the United States. Notably, emerging mar-

kets staged a strong comeback in 2009 as these areas of the globe have generally seen a stronger acceleration in economic activity.

In fixed income markets, the flight-to-safety premium in Treasury securities prevailed during the equity market downturn, but more recently, ongoing concerns about deficit spending, debt issuance, inflation and dollar weakness have kept Treasury yields higher. At the same time, relatively attractive yields and dis-

tressed valuations among non-Treasury assets, coupled with a more favorable macro environment, drew in sidelined investors and triggered a sharp recovery in these sectors. This was particularly evident in the high yield sector, which has firmly outpaced all other taxable asset classes since the start of 2009. The municipal bond market enjoyed strong returns in 2009 as well, buoyed by a combination of attractive valuations, robust retail investor demand and a slow-

down in forced selling. Moreover, the Build America Bond program has alleviated supply pressures, creating a more favorable technical environment. In par-

ticular, August marked the municipal market’s best monthly performance in more than 20 years, as the asset class has regained year-to-date all that was lost during 2008.

Overall, results for the major benchmark indexes were mixed. Higher-risk assets (i.e., equities and high yield bonds) and Treasuries reflected a bifurcated market, while less-risky fixed income investments posted stable, modest returns.

Total Returns as of August 31, 2009	6-month	12-month
US equities (S&P 500 Index)	40.52%	(18.25)%
Small cap US equities (Russell 2000 Index)	48.25	(21.29)
International equities (MSCI Europe, Australasia, Far East Index)	53.47	(14.95)
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index*)	(1.61)	6.77
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	5.95	7.94
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	5.61	5.67
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	36.31	7.00

* Formerly a Merrill Lynch Index.

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment has visibly improved since the beginning of the year, but a great deal of uncertainty and risk remain. Through periods of market tur-

bulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. We invite you to visit www.blackrock.com/funds for our most current views on the economy and financial markets. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Announcement to Shareholders

On June 16, 2009, BlackRock, Inc. announced that it received written notice from Barclays PLC (“Barclays”) in which Barclays’ Board of Directors had accepted BlackRock’s offer to acquire Barclays Global Investors (“BGI”). At a special meeting held on August 6, 2009, BlackRock’s proposed purchase of

BGI was approved by an overwhelming majority of Barclays’ voting shareholders, an important step toward closing the transaction. The combination of

BlackRock and BGI will bring together market leaders in active and index strategies to create the preeminent asset management firm. The transaction is scheduled to be completed in the fourth quarter of 2009, subject to important fund shareholder and regulatory approvals.

THIS PAGE NOT PART OF YOUR FUND REPORT

Trust Summary as of August 31, 2009

BlackRock California Insured Municipal Income Trust

Investment Objective

BlackRock California Insured Municipal Income Trust (BCK) (the “Trust”) seeks to provide high current income exempt from regular federal income taxes and California income taxes. The Trust will invest at least 80% of its managed assets in municipal obligations that are insured as to the timely payment of both principal and interest.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2009, the Trust returned 6.34% based on market price and 4.76% based on net asset value (“NAV”). For the same period, the closed-end Lipper Single-State Insured Municipal Debt Funds category posted an average return of 8.16% on a market price basis and 2.91%
on a NAV basis. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The range of states included in the insured Lipper category makes return compar-
isons inherently difficult. The Trust benefited from the outperformance of California credits, which occurred despite the negative fundamental backdrop involving the state’s budget finances. An underweight in lower-rated credits was also additive, as monoline insurance value continued to deteriorate, with more emphasis placed on underlying ratings. In addition, the lack of exposure to alternative minimum tax paper was beneficial as spreads on these secu-
rities remained wide. A competitive level of income accrual from a relatively high average coupon structure, together with extremely beneficial short-term borrowing costs, permitted a dividend increase in June 2009. Exposure to zero-coupon securities detracted, as spreads remained wide compared to couponed bonds.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information
	Symbol on New York Stock Exchange (“NYSE”)					BCK
	Initial Offering Date				October 31, 2002
	Yield on Closing Market Price as of August 31, 2009 ($12.94)[1]					6.12%
	Tax Equivalent Yield[2]					9.42%
	Current Monthly Distribution per Common Share[3]					$0.066
	Current Annualized Distribution per Common Share[3]					$0.792
	Leverage as of August 31, 2009[4]					37%
	[1] Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance
	does not guarantee future results.
	[2] Tax equivalent yield assumes the maximum federal tax rate of 35%.
	[3] The distribution is not constant and is subject to change.
	[4] Represents Auction Market Preferred Shares (“Preferred Shares”) and tender option bond trusts (“TOBs”) as a percentage of total managed assets,
	which is the total assets of the Trust, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 15.
	The table below summarizes the changes in the Trust’s market price and NAV per share:
		8/31/09	8/31/08	Change	High	Low
	Market Price	$12.94	$12.95	(0.08)%	$13.32	$ 7.15
	Net Asset Value	$13.86	$14.08	(1.56)%	$14.26	$10.43

The following unaudited charts show the Trust’s sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations			Credit Quality Allocations[5]
	8/31/09	8/31/08		8/31/09	8/31/08
County/City/Special District/			AAA/Aaa	26%	31%
School District	51%	40%	AA/Aa	52	58
Utilities	33	35	A	22	11
Education	10	6	[5] Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors
Transportation	4	6	Service (“Moody’s”) ratings.
State	2	5
Health	—	8

4 ANNUAL REPORT

AUGUST 31, 2009

Trust Summary as of August 31, 2009

BlackRock California Municipal Bond Trust

Investment Objective

BlackRock California Municipal Bond Trust (BZA) (the “Trust”) seeks to provide current income exempt from regular federal income taxes and California income taxes. Under normal market conditions, the Trust will invest at least 80% of its managed assets in municipal bonds that are investment grade quality, or determined by its investment advisor to be of equivalent credit quality at time of purchase. The Trust may invest up to 20% of its total assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch Ratings (“Fitch”) or that are unrated but judged to be of comparable quality by BlackRock.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2009, the Trust returned 0.07% based on market price and 4.57% based on NAV. For the same period, the closed-
end Lipper California Municipal Debt Funds category posted an average return of 1.02% on a market price basis and (2.15)% on a NAV basis. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. Overall performance benefited from spread tightening in certain sectors specifically held in the fund, such as corpo-
rate-backed securities, some land-based community facilities districts and paper subject to the alternative minimum tax. A healthy accrual and beneficial short-term borrowing costs permitted a dividend increase in June 2009. Exposure to zero-coupon securities detracted, as spreads remained wide compared to couponed bonds. The Trust ended the period with cash and short-term investments of 7% of net assets, which was not a factor in performance. Cash reserves in closed-end products are typically kept at low percentages to maximize leverage benefits. These reserves were invested in higher-yielding cash equivalent alternatives when available.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information
	Symbol on NYSE	BZA
	Initial Offering Date	April 30, 2002
	Yield on Closing Market Price as of August 31, 2009 ($13.55)[1]	6.82%
	Tax Equivalent Yield[2]	10.49%
	Current Monthly Distribution per Common Share[3]	$0.077
	Current Annualized Distribution per Common Share[3]	$0.924
	Leverage as of August 31, 2009[4]	38%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The distribution is not constant and is subject to change.
4 Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributa-
ble to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The
Benefits and Risks of Leveraging on page 15.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/09	8/31/08	Change	High	Low
Market Price	$13.55	$14.48	(6.42)%	$14.57	$ 7.66
Net Asset Value	$14.52	$14.85	(2.22)%	$15.05	$11.24

The following unaudited charts show the Trust’s sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations			Credit Quality Allocations[5]
	8/31/09	8/31/08		8/31/09	8/31/08
County/City/Special District/			AAA/Aaa	24%	29%
School District	37%	31%	AA/Aa	33	18
Education	18	10	A	37	35
Health	14	23	BBB/Baa	5	11
Housing	10	14	B	1	1
State	7	—	Not Rated	—	6
Utilities	7	3
			[5] Using the higher of S&P’s or Moody’s ratings.
Transportation	6	6
Corporate	1	5
Tobacco	—	8

ANNUAL REPORT

AUGUST 31, 2009

Trust Summary as of August 31, 2009

BlackRock California Municipal Income Trust II

Investment Objective

BlackRock California Municipal Income Trust II (BCL) (the “Trust”) seeks to provide high current income exempt from regular federal income taxes and
California income taxes. Under normal market conditions, the Trust will invest at least 80% of its managed assets in municipal bonds that are investment grade quality, or determined by its investment advisor to be of equivalent credit quality at the time of purchase. The Trust may invest up to 20% of its total assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of compa-
rable quality by BlackRock.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2009, the Trust returned 7.39% based on market price and 4.84% based on NAV. For the same period, the closed-
end Lipper California Municipal Debt Funds category posted an average return of 1.02% on a market price basis and (2.15)% on a NAV basis. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. Overall performance benefited from spread tightening in certain sectors specifically held in the fund, such as corpo-
rate-backed securities, some land-based community facilities districts and securities subject to the alternative minimum tax. A healthy accrual and bene-
ficial short-term borrowing costs permitted a dividend increase in June 2009. Exposure to zero-coupon securities detracted, as spreads remained wide compared to couponed bonds. The Trust ended the period with cash and short-term investments of 6% of net assets, which was not a factor in performance.
Cash reserves in closed-end products are typically kept at low percentages to maximize leverage benefits. These reserves were invested in higher-yielding cash equivalent alternatives when available.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information
	Symbol on NYSE Amex					BCL
	Initial Offering Date					July 30, 2002
	Yield on Closing Market Price as of August 31, 2009 ($12.75)[1]					7.01%
	Tax Equivalent Yield[2]					10.78%
	Current Monthly Distribution per Common Share[3]					$0.0745
	Current Annualized Distribution per Common Share[3]					$0.8940
	Leverage as of August 31, 2009[4]					39%
	[1] Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance
	does not guarantee future results.
	[2] Tax equivalent yield assumes the maximum federal tax rate of 35%.
	[3] The distribution is not constant and is subject to change.
	[4] Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets
	attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust,
	please see The Benefits and Risks of Leveraging on page 15.
	The table below summarizes the changes in the Trust’s market price and NAV per share:
		8/31/09	8/31/08	Change	High	Low
	Market Price	$12.75	$12.70	0.39%	$13.00	$ 6.85
	Net Asset Value	$13.75	$14.03	(2.00)%	$14.20	$10.50

The following unaudited charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	8/31/09	8/31/08
County/City/Special District/
School District	42%	34%
Utilities	15	12
Health	14	13
Education	9	4
Transportation	9	10
State	7	4
Corporate	2	4
Housing	2	9
Tobacco	—	10

Credit Quality Allocations[5]
	8/31/09	8/31/08
AAA/Aaa	9%	27%
AA/Aa	43	35
A	43	25
BBB/Baa	1	6
B	1	1
Not Rated[6]	3	6

5 Using the higher of S&P’s or Moody’s ratings.
6 The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2009 and 2008, the market value of these securities was $5,666,520 representing 3% and $1,173,229 representing 1%, respectively, of the Trust’s long-term investments.

6 ANNUAL REPORT

AUGUST 31, 2009

Trust Summary as of August 31, 2009

BlackRock Maryland Municipal Bond Trust

Investment Objective

BlackRock Maryland Municipal Bond Trust (BZM) (the “Trust”) seeks to provide current income exempt from regular federal income taxes and Maryland personal income taxes. Under normal market conditions, the Trust will invest at least 80% of its managed assets in municipal bonds that are investment grade quality, or determined by its investment advisor to be of equivalent credit quality at the time of purchase. The Trust may invest up to 20% of its total assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of compara-
ble quality by BlackRock.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2009, the Trust returned 3.53% based on market price and 1.52% based on NAV. For the same period, the closed-
end Lipper Other States Municipal Debt Funds category posted an average return of 8.34% on a market price basis and 4.53% on a NAV basis. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The Trust’s heavy concentrations in lower-rated and longer-dated securities enhanced performance in recent months as the yield curve flattened and credit spreads tightened. Performance was supported throughout the period by an above-average dividend yield, as we focused on maximizing coupon structure and minimizing cash levels. On the other hand, the Trust suffered from poor positioning during the fourth quarter of 2008. Specifically, prices of long-maturity bonds fell disproportionately compared to shorter-dated bonds. In addition, credit spreads, a common gauge of liquidity and risk tolerance, widened as investors sought to minimize risk exposure due to rapidly deteriorating credit fundamentals. The Trust exhibited greater sensitivity to both factors than many of its Lipper peers.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information
	Symbol on NYSE Amex	BZM
	Initial Offering Date	April 30, 2002
	Yield on Closing Market Price as of August 31, 2009 ($15.35)[1]	5.31%
	Tax Equivalent Yield[2]	8.17%
	Current Monthly Distribution per Common Share[3]	$0.0679
	Current Annualized Distribution per Common Share[3]	$0.8148
	Leverage as of August 31, 2009[4]	38%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The distribution is not constant and is subject to change.
4 Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attribu-
table to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see
The Benefits and Risks of Leveraging on page 15.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/09	8/31/08	Change	High	Low
Market Price	$15.35	$15.75	(2.54)%	$16.65	$ 8.70
Net Asset Value	$13.81	$14.45	(4.43)%	$14.63	$10.51

The following unaudited charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations			Credit Quality Allocations[5]
	8/31/09	8/31/08		8/31/09	8/31/08
County/City/Special District/			AAA/Aaa	29%	31%
School District	25%	28%	AA/Aa	17	21
Transportation	19	21	A	39	27
Health	19	19	BBB/Baa	6	10
Utilities	13	12	Not Rated	9	11
Education	11	11
			[5] Using the higher of S&P’s or Moody’s ratings.
Housing	6	5
State	3	1
Tobacco	3	3
Corporate	1	—

ANNUAL REPORT

AUGUST 31, 2009

Trust Summary as of August 31, 2009

BlackRock MuniHoldings New York Insured Fund, Inc.

Investment Objective

BlackRock MuniHoldings New York Insured Fund, Inc. (MHN) (the “Trust”) seeks to provide shareholders with current income exempt from federal income taxes and New York State and New York City personal income taxes by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes and New York State and New York City personal income taxes.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2009, the Trust returned 13.34% based on market price and 5.19% based on NAV. For the same period, the closed-
end Lipper Single-State Insured Municipal Debt Funds category posted an average return of 8.16% on a market price basis and 2.91% on a NAV basis. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The Trust’s heavy concentrations in lower-rated and longer-dated securities propelled performance in recent months as the yield curve flattened and credit spreads tightened. On the other hand, the Trust suffered from poor positioning during the fourth quarter of
2008, including underweights in tax-backed and utility bonds, which were among the better performers. At the same time, prices of long-maturity bonds fell disproportionately compared to shorter-dated bonds. In addition, credit spreads, a common gauge of liquidity and risk tolerance, widened as investors sought to minimize risk exposure due to rapidly deteriorating credit fundamentals. The Trust exhibited greater sensitivity to both factors than many of its
Lipper peers. Performance was also negatively affected by a slightly below-average dividend yield.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information
	Symbol on NYSE	MHN
	Initial Offering Date	September 19, 1997
	Yield on Closing Market Price as of August 31, 2009 ($12.89)[1]	6.10%
	Tax Equivalent Yield[2]	9.38%
	Current Monthly Distribution per Common Share[3]	$0.0655
	Current Annualized Distribution per Common Share[3]	$0.7860
	Leverage as of August 31, 2009[4]	42%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 A change in the distribution rate was declared on September 1, 2009. The Monthly Distribution per Common Share was increased to $0.0685. The
Yield on Closing Market Price, Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to further change in the future.
4 Represents Preferred Shares as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to
Preferred Shares, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and
Risks of Leveraging on page 15.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/09	8/31/08	Change	High	Low
Market Price	$12.89	$12.12	6.35%	$12.90	$ 6.50
Net Asset Value	$13.74	$13.92	(1.29)%	$14.12	$10.28

The following unaudited charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations			Credit Quality Allocations[5]
	8/31/09	8/31/08		8/31/09	8/31/08
County/City/Special District/			AAA/Aaa	43%	41%
School District	27%	29%	AA/Aa	18	49
Transportation	27	28	A	28	5
State	11	10	BBB/Baa	8	5
Utilities	10	12	Not Rated	3[6]	—
Education	7	5	[5] Using the higher of S&P’s or Moody’s ratings.
Corporate	7	7	[6] The investment advisor has deemed certain of these non-rated
Health	5	3	securities to be of investment grade quality. As of August 31, 2009,
Tobacco	3	3	the market value of these securities was $18,918,142 representing
Housing	3	3	3% of the Trust’s long-term investments.

8 ANNUAL REPORT

AUGUST 31, 2009

Trust Summary as of August 31, 2009

BlackRock New Jersey Municipal Bond Trust

Investment Objective

BlackRock New Jersey Municipal Bond Trust (BLJ) (the “Trust”) seeks to provide current income exempt from regular federal income taxes and New Jersey gross income taxes. Under normal market conditions, the Trust will invest at least 80% of its managed assets in municipal bonds that are investment grade quality, or determined by its investment advisor to be of equivalent credit quality at the time of purchase. The Trust may invest up to 20% of its total assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable qual-
ity by BlackRock.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2009, the Trust returned (1.23)% based on market price and 2.50% based on NAV. For the same period, the closed-
end Lipper New Jersey Municipal Debt Funds category posted an average return of 7.49% on a market price basis and 3.66% on a NAV basis. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The Trust’s overweights in longer-dated housing and tax-backed bonds contributed positively to performance during the period. Conversely, overweight exposure to spread products, such as education, healthcare and corporate-backed bonds, detracted from results as these issues underperformed the broader municipal market early in the reporting period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information
	Symbol on NYSE Amex	BLJ
	Initial Offering Date	April 30, 2002
	Yield on Closing Market Price as of August 31, 2009 ($13.59)[1]	6.67%
	Tax Equivalent Yield[2]	10.26%
	Current Monthly Distribution per Common Share[3]	$0.0755
	Current Annualized Distribution per Common Share[3]	$0.9060
	Leverage as of August 31, 2009[4]	38%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The distribution is not constant and is subject to change.
4 Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attribu-
table to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see
The Benefits and Risks of Leveraging on page 15.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/09	8/31/08	Change	High	Low
Market Price	$13.59	$14.76	(7.93)%	$16.00	$ 8.20
Net Asset Value	$13.53	$14.16	(4.45)%	$14.42	$10.32

The following unaudited charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations			Credit Quality Allocations[5]
	8/31/09	8/31/08		8/31/09	8/31/08
Health	23%	35%	AAA/Aaa	40%	29%
State	23	15	AA/Aa	18	10
Transportation	16	17	A	16	31
Housing	11	5	BBB/Baa	14	14
County/City/Special District/			B	4	4
School District	9	6	Not Rated	8	12
Education	7	10	[5] Using the higher of S&P’s or Moody’s ratings.
Corporate	6	6
Utilities	4	4
Tobacco	1	2

ANNUAL REPORT

AUGUST 31, 2009

Trust Summary as of August 31, 2009

BlackRock New York Insured Municipal Income Trust

Investment Objective

BlackRock New York Insured Municipal Income Trust (BSE) (the “Trust”) seeks to provide high current income exempt from regular federal income taxes and New York State and New York City personal income taxes. The Trust will invest at least 80% of its managed assets in municipal obligations that are insured as to the timely payment of both principal and interest.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2009, the Trust returned 5.70% based on market price and 3.98% based on NAV. For the same period, the closed-
end Lipper Single-State Insured Municipal Debt Funds category posted an average return of 8.16% on a market price basis and 2.91% on a NAV basis. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The Trust’s heavy concentrations in lower-rated and longer-dated securities propelled performance in recent months as the yield curve flattened and credit spreads tightened. Performance was supported throughout the period by an above-average dividend yield.
The Trust suffered from poor positioning during the fourth quarter of 2008, including underweights in tax-backed and utility bonds, which were among the better performers. At the same time, prices of long-maturity bonds fell disproportionately compared to shorter-dated bonds. In addition, credit spreads, a common gauge of liquidity and risk tolerance, widened as investors sought to minimize risk exposure due to rapidly deteriorating credit fundamentals. The
Trust exhibited greater sensitivity to both factors than many of its Lipper peers.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information
	Symbol on NYSE					BSE
	Initial Offering Date				October 31, 2002
	Yield on Closing Market Price as of August 31, 2009 ($13.15)[1]					5.98%
	Tax Equivalent Yield[2]					9.20%
	Current Monthly Distribution per Common Share[3]					$0.0655
	Current Annualized Distribution per Common Share[3]					$0.7860
	Leverage as of August 31, 2009[4]					37%
	[1] Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance
	does not guarantee future results.
	[2] Tax equivalent yield assumes the maximum federal tax rate of 35%.
	[3] The distribution is not constant and is subject to change.
	[4] Represents Preferred Shares as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to
	Preferred Shares, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and
	Risks of Leveraging on page 15.
	The table below summarizes the changes in the Trust’s market price and NAV per share:
		8/31/09	8/31/08	Change	High	Low
	Market Price	$13.15	$13.26	(0.83)%	$13.79	$6.90
	Net Asset Value	$13.61	$13.95	(2.44)%	$14.19	$9.44

The following unaudited charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations			Credit Quality Allocations[5]
	8/31/09	8/31/08		8/31/09	8/31/08
Transportation	26%	27%	AAA/Aaa	30%	36%
Education	22	21	AA/Aa	21	47
County/City/Special District/			A	29	7
School District	19	19	BBB/Baa	9	8
Health	14	14	Not Rated	11[6]	2
State	10	9	[5] Using the higher of S&P’s or Moody’s ratings.
Utilities	8	7	[6] The investment advisor had deemed certain of these non-rated
Corporate	1	—	securities to be of investment grade quality. As of August 31, 2009,
Tobacco	—	2	the market value of these securities was $13,920,865 representing
Housing	—	1	10% of the Trust’s long-term investments.

10 ANNUAL REPORT

AUGUST 31, 2009

Trust Summary as of August 31, 2009

BlackRock New York Municipal Bond Trust

Investment Objective

BlackRock New York Municipal Bond Trust (BQH) (the “Trust”) seeks to provide current income exempt from regular federal income taxes and New York State and New York City personal income taxes. Under normal market conditions, the Trust will invest at least 80% of its managed assets in municipal bonds that are investment grade quality, or determined by its investment advisor to be of equivalent credit quality at the time of purchase. The Trust may invest up to
20% of its total assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by BlackRock.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2009, the Trust returned 4.87% based on market price and 5.97% based on NAV. For the same period, the closed-
end Lipper New York Municipal Debt Funds category posted an average return of 4.36% on a market price basis and (0.50)% on a NAV basis. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The Trust’s heavy concentrations in lower-rated and longer-dated securities propelled performance in recent months as the yield curve flattened and credit spreads tightened. Performance was supported throughout the period by an above-average dividend yield. On the other hand, the Trust suffered from poor positioning during the fourth quarter of 2008, including underweights in tax-backed and water & sewer bonds, which were among the better performers. At the same time, prices of long-maturity bonds fell disproportionately compared to shorter-dated bonds. In addi-
tion, credit spreads, a common gauge of liquidity and risk tolerance, widened as investors sought to minimize risk exposure due to rapidly deteriorating credit fundamentals. The Trust exhibited greater sensitivity to both factors than many of its Lipper peers.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information
	Symbol on NYSE	BQH
	Initial Offering Date	April 30, 2002
	Yield on Closing Market Price as of August 31, 2009 ($14.32)[1]	6.54%
	Tax Equivalent Yield[2]	10.06%
	Current Monthly Distribution per Common Share[3]	$0.078
	Current Annualized Distribution per Common Share[3]	$0.936
	Leverage as of August 31, 2009[4]	37%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The distribution is not constant and is subject to change.
4 Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attribu-
table to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see
The Benefits and Risks of Leveraging on page 15.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/09	8/31/08	Change	High	Low
Market Price	$14.32	$14.62	(2.05)%	$14.80	$ 8.01
Net Asset Value	$14.56	$14.71	(1.02)%	$14.92	$11.52

The following unaudited charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations			Credit Quality Allocations[5]
	8/31/09	8/31/08		8/31/09	8/31/08
State	22%	21%	AAA/Aaa	28%	38%
County/City/Special District/			AA/Aa	28	25
School District	14	11	A	17	12
Housing	13	17	BBB/Baa	18	17
Education	13	12	BB/Ba	1	—
Transportation	12	13	B	7	7
Utilities	9	9	Not Rated	1	1
Corporate	8	7	[5] Using the higher of S&P’s or Moody’s ratings.
Tobacco	6	9
Health	3	1

ANNUAL REPORT

AUGUST 31, 2009

Trust Summary as of August 31, 2009

BlackRock New York Municipal Income Trust II

Investment Objective

BlackRock New York Municipal Income Trust II (BFY) (the “Trust”) seeks to provide high current income exempt from regular federal income taxes and New
York State and New York City personal income taxes. Under normal market conditions, the Trust will invest at least 80% of its managed assets in municipal bonds that are investment grade quality, or determined by its investment advisor to be of equivalent credit quality at the time of purchase. The Trust may invest up to 20% of its total assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by BlackRock.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2009, the Trust returned 10.26% based on market price and 5.23% based on NAV. For the same period, the closed-
end Lipper New York Municipal Debt Funds category posted an average return of 4.36% on a market price basis and (0.50)% on a NAV basis. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The Trust’s heavy concentrations in lower-rated and longer-dated securities propelled performance in recent months as the yield curve flattened and credit spreads tightened. Performance was supported throughout the period by an above-average dividend yield. On the other hand, the Trust suffered from poor positioning during the fourth quarter of 2008, including an underweight in tax-backed bonds, which were among the better performers. At the same time, prices of long-maturity bonds fell disproportionately compared to shorter-dated bonds. In addition, credit spreads, a common gauge of liquidity and risk tolerance, widened as investors sought to minimize risk exposure due to rapidly deteriorating credit fundamentals. The
Trust exhibited greater sensitivity to both factors than many of its Lipper peers.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information
	Symbol on NYSE Amex	BFY
	Initial Offering Date	July 30, 2002
	Yield on Closing Market Price as of August 31, 2009 ($14.00)[1]	6.64%
	Tax Equivalent Yield[2]	10.22%
	Current Monthly Distribution per Common Share[3]	$0.0775
	Current Annualized Distribution per Common Share[3]	$0.9300
	Leverage as of August 31, 2009[4]	39%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 A change in the distribution rate was declared on September 1, 2009. The Monthly Distribution per Common Share was increased to $0.0800. The
Yield on Closing Market Price, Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to further change in the future.
4 Represents Preferred Shares as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to
Preferred Shares, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and
Risks of Leveraging on page 15.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/09	8/31/08	Change	High	Low
Market Price	$14.00	$13.60	2.94%	$14.05	$ 7.53
Net Asset Value	$14.03	$14.28	(1.75)%	$14.48	$10.81

The following unaudited charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	8/31/09	8/31/08
County/City/Special District/
School District	22%	20%
Education	16	15
Corporate	14	15
Transportation	11	13
Health	10	8
Utilities	9	8
Tobacco	8	11
Housing	6	6
State	4	4

Credit Quality Allocations[5]
	8/31/09	8/31/08
AAA/Aaa	26%	30%
AA/Aa	27	40
A	23	14
BBB/Baa	10	7
BB/Ba	1	2
B	6	6
Not Rated	7[6]	1

5 Using the higher of S&P’s or Moody’s ratings.
6 The investment advisor had deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2009, the market value of these securities was $6,645,970 representing
6% of the Trust’s long-term investments.

12 ANNUAL REPORT

AUGUST 31, 2009

Trust Summary as of August 31, 2009

BlackRock Virginia Municipal Bond Trust

Investment Objective

BlackRock Virginia Municipal Bond Trust (BHV) (the “Trust”) seeks to provide current income exempt from regular federal income taxes and Virginia per-
sonal income taxes. Under normal market conditions, the Trust will invest at least 80% of its managed assets in municipal bonds that are investment grade quality, or determined by its investment advisor to be of equivalent credit quality at time of purchase. The Trust may invest up to 20% of its total assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by BlackRock.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2009, the Trust returned (4.16)% based on market price and 6.94% based on NAV. For the same period, the closed-end Lipper Other States Municipal Debt Funds category posted an average return of 8.34% on a market price basis and 4.53% on a NAV basis.
All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which narrowed during the period, accounts for the difference between perform-
ance based on price and performance based on NAV. The Trust’s heavy concentrations in lower-rated and longer-dated securities enhanced performance in recent months as the yield curve flattened and credit spreads tightened. Performance was supported throughout the period by an above-average divi-
dend yield, as we focused on maximizing coupon structure and minimizing cash levels. On the other hand, the Trust suffered from poor positioning during the fourth quarter of 2008. Specifically, prices of long-maturity bonds fell disproportionately compared to shorter-dated bonds. In addition, credit spreads, a common gauge of liquidity and risk tolerance, widened as investors sought to minimize risk exposure due to rapidly deteriorating credit fundamentals.
The Trust exhibited greater sensitivity to both factors than many of its Lipper peers.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information
	Symbol on NYSE Amex	BHV
	Initial Offering Date	April 30, 2002
	Yield on Closing Market Price as of August 31, 2009 ($17.50)[1]	5.49%
	Tax Equivalent Yield[2]	8.45%
	Current Monthly Distribution per Common Share[3]	$0.08
	Current Annualized Distribution per Common Share[3]	$0.96
	Leverage as of August 31, 2009[4]	36%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The distribution is not constant and is subject to change.
4 Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attribu-
table to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see
The Benefits and Risks of Leveraging on page 15.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/09	8/31/08	Change	High	Low
Market Price	$17.50	$19.50	(10.26)%	$22.75	$12.50
Net Asset Value	$15.05	$15.03	0.13%	$15.25	$11.62

The following unaudited charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations			Credit Quality Allocations[5]
	8/31/09	8/31/08		8/31/09	8/31/08
County/City/Special District/			AAA/Aaa	22%	34%
School District	17%	14%	AA/Aa	37	27
Housing	16	13	A	19	17
Health	15	26	BBB/Baa	7	7
Transportation	13	13	Not Rated	15	15[6]
Utilities	11	17	[5] Using the higher of S&P’s or Moody’s ratings.
Education	11	10
			[6] The investment advisor has deemed certain of these non-rated
Corporate	9	4	securities to be of investment grade quality. As of August 31, 2008,
State	5	—	the market value of these securities was $2,170,858 representing
Tobacco	3	3	6% of the Trust’s long-term investments.

ANNUAL REPORT

AUGUST 31, 2009

Trust Summary as of August 31, 2009

The Massachusetts Health & Education Tax-Exempt Trust

Investment Objective

The Massachusetts Health & Education Tax-Exempt Trust (MHE) (the “Trust”) seeks to provide shareholders with as high a level of current income exempt from both regular federal income taxes and Massachusetts personal income taxes as is consistent with the preservation of shareholders’ capital. The Trust seeks to achieve its investment objective by investing primarily in Massachusetts tax-exempt obligations issued on behalf of participating not-for-profit institutions. The
Trust will continue to invest primarily in investment-grade obligations. The Trust is intended to be a long-term investment and not a short-term trading vehicle.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2009, the Trust returned 13.73% based on market price and 3.29% based on NAV. For the same period, the closed-
end Lipper Other States Municipal Debt Funds category posted an average return of 8.34% on a market price basis and 4.53% on a NAV basis. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The Trust’s overweight in pre-refunded bonds helped performance early in the reporting period. An overweight in longer-dated education and housing bonds also contributed to results. Conversely, overweight exposure to spread products, such as healthcare bonds, detracted from performance as these issues underperformed the broader municipal market early in the reporting period. Also hampering results was the
Trust’s overweight in Financial Guaranty Insurance Co. and XL Capital Assurance, which underperformed amid continued downgrades of the monoline insurers. The Trust ended the period with cash and short-term investments of 22% of net assets, which detracted mildly from performance as yields on cash equivalent securities remain at historic lows. Reinvesting cash reserves has remained difficult, as the Trust must have 80% of its assets invested in health and education bonds and new-issue supply in Massachusetts was down by approximately 37% versus a year ago.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information
	Symbol on NYSE Amex	MHE
	Initial Offering Date	July 23, 1993
	Yield on Closing Market Price as of August 31, 2009 ($12.00)[1]	5.90%
	Tax Equivalent Yield[2]	9.08%
	Current Monthly Distribution per Common Share[3]	$0.059
	Current Annualized Distribution per Common Share[3]	$0.708
	Leverage as of August 31, 2009[4]	41%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 A change in the distribution rate was declared on September 1, 2009. The Monthly Distribution per Common Share was increased to $0.062. The
Yield on Closing Market Price, Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to further change in the future.
4 Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attribu-
table to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see
The Benefits and Risks of Leveraging on page 15.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/09	8/31/08	Change	High	Low
Market Price	$12.00	$11.22	6.95%	$12.07	$7.18
Net Asset Value	$12.19	$12.55	(2.87)%	$12.72	$9.08

The following unaudited charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	8/31/09	8/31/08
Education	62%	58%
Health	24	31
State	10	5
Housing	3	2
Corporate	1	3
Transportation	—	1

Credit Quality Allocations[5]
	8/31/09	8/31/08
AAA/Aaa	26%	20%
AA/Aa	15	22
A	34	29
BBB/Baa	12	12
BB/Ba	—	3
B	1	2
Not Rated[6]	12	12

5 Using the higher of S&P’s or Moody’s ratings.
6 The investment advisor had deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2009 and 2008, the market value of these securities was $2,117,414 representing 5% and $1,139,707 representing 2%, respectively, of the Trust’s long-term investments.

14 ANNUAL REPORT

AUGUST 31, 2009

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and NAV of their Common Shares. However, these objectives cannot be achieved in all interest rate environments.

To leverage, the Trusts issue Preferred Shares, which pay dividends at pre-
vailing short-term interest rates, and invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Trust on its longer-term portfolio investments. To the extent that the total assets of the Trust (including the assets obtained from lever-
age) are invested in higher-yielding portfolio investments, the Trust’s
Common Shareholders will benefit from the incremental net income.

To illustrate these concepts, assume a Trust’s Common Shares capitaliza-
tion is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3%
and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust pays dividends on the $50 million of Preferred
Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with assets received from Preferred
Shares issuance earn the income based on long-term interest rates. In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the Trust’s long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremen-
tal net income.

If short-term interest rates rise, narrowing the differential between short-
term and long-term interest rates, the incremental net income pickup on the Common Shares will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates of
6%, the yield curve has a negative slope. In this case, the Trust pays divi-
dends on the higher short-term interest rates whereas the Trust’s total port-
folio earns income based on lower long-term interest rates.

Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Trust’s Preferred Shares does not fluctuate in rela-
tion to interest rates. As a result, changes in interest rates can influence the
Trust’s NAV positively or negatively in addition to the impact on Trust per-
formance from leverage from Preferred Shares discussed above.

The Trusts may also leverage their assets through the use of tender option bond (“TOB”) programs, as described in Note 1 of the Notes to Financial
Statements. TOB investments generally will provide the Trusts with economic benefits in periods of declining short-term interest rates, but expose the
Trusts to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Trusts, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect the Trusts’ NAVs per share.

The use of leverage may enhance opportunities for increased income to the
Trusts and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will gen-
erally cause greater changes in the Trusts’ NAVs, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Trusts’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Trusts’ net income will be less than if leverage had not been used, and therefore the amount avail-
able for distribution to shareholders will be reduced. The Trusts may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments which may cause the Trusts to incur losses. The use of leverage may limit the
Trusts’ ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by ratings agencies that rate preferred shares issued by a Trust. The Trusts will incur expenses in connection with the use of leverage, all of which are borne by the holders of the Common Shares and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, the Trusts are permitted to issue Preferred Shares in an amount of up to 50% of their total managed assets at the time of issuance. Under normal circumstances, each Trust anticipates that the total economic leverage from Preferred Shares and
TOBs will not exceed 50% of its total managed assets at the time such leverage is incurred. As of August 31, 2009, the Trusts had economic leverage from Preferred Shares and TOBs as a percentage of their total managed assets as follows:

Percent of
Leverage
BCK	37%
BZA	38%
BCL	39%
BZM	38%
MHN	42%
BLJ	38%
BSE	37%
BQH	37%
BFY	39%
BHV	36%
MHE	41%

ANNUAL REPORT

AUGUST 31, 2009

Derivative Financial Instruments

The Trusts may invest in various derivative instruments, including financial futures contracts and swap agreements as specified in Note 2 of the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction and illiquidity of the derivative instrument. The Trusts’ ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately pre-
dict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Trusts to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appre-
ciation the Trusts can realize on an investment or may cause the Trusts to hold a security that it might otherwise sell. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

16 ANNUAL REPORT

AUGUST 31, 2009

Schedule of Investments August 31, 2009

BlackRock California Insured Municipal Income Trust (BCK)

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
California — 124.1%
County/City/Special District/School District — 64.9%
Benicia Unified School District, GO, CAB, Series B
(MBIA), 5.54%, 8/01/23 (a)	$ 6,500	$ 3,031,340
Central Unified School District, GO, Election of 2008,
Series A (AGC), 5.63%, 8/01/33	400	414,592
Ceres Unified School District, GO, CAB, Election of 2001,
Series B (MBIA) (a):
5.91%, 8/01/30	3,055	907,854
5.92%, 8/01/31	3,180	889,192
5.92%, 8/01/32	3,300	868,857
5.92%, 8/01/33	3,440	852,569
5.89%, 8/01/34	3,575	843,736
5.90%, 8/01/35	3,275	728,786
County of Kern California, COP, Capital Improvement
Projects, Series A (AGC), 6.00%, 8/01/35	1,500	1,588,380
Evergreen Elementary School District, GO,
Election of 2006, Series B (AGC), 5.13%, 8/01/33	5,000	5,095,200
Fontana Unified School District, California, GO,
Election of 2006, Series B (FSA), 5.25%, 8/01/26	5,400	5,735,340
Glendale Community College District, California, GO,
2002 Election, Series D (MBIA), 5.00%, 11/01/31	2,500	2,531,375
Hemet Unified School District, California, GO,
2006 Election, Series B (AGC), 5.13%, 8/01/37	2,140	2,168,184
Long Beach Unified School District, California, GO,
Election of 2008, Series A, 5.75%, 8/01/33	1,000	1,076,430
Los Angeles Community College District California, GO,
Election 2001 Series A (MBIA), 5.00%, 8/01/32	3,500	3,543,225
Marysville Joint Unified School District California, GO,
Election 2008 (AGC), 5.25%, 8/01/29	1,690	1,748,035
Murrieta Valley Unified School District Public Financing
Authority, Special Tax, Series A (AGC), 5.13%, 9/01/26	1,000	1,014,970
Riverside Unified School District, California, GO, Election,
Series A (MBIA), 5.00%, 2/01/27	5,000	5,037,250
San Jose Financing Authority, RB, Civic Center Project,
Series B (AMBAC), 5.00%, 6/01/37	6,000	6,002,580
San Leandro Unified School District, California, GO,
Election of 2006, Series B (FSA), 6.25%, 8/01/29	1,125	1,263,847
Westminster Redevelopment Agency, California, TAN,
Commercial Redevelopment Project Number 1 (AGC),
6.25%, 11/01/39	2,000	2,123,920
		47,465,662
Education — 12.0%
California Educational Facilities Authority, RB, Scripps
College (MBIA), 5.00%, 8/01/31	2,385	2,576,563
California State University, RB, Systemwide, Series A
(AMBAC), 5.00%, 11/01/30	2,000	1,997,280

	Par
Municipal Bonds	(000)	Value
California (concluded)
Education (concluded)
Pittsburg Unified School District, GO, Election of 2006,
Series B (FSA), 5.50%, 8/01/34	$ 2,000	$ 2,091,640
Snowline Joint Unified School District, COP, Refinancing
Program (AGC), 5.75%, 9/01/38	2,000	2,116,920
		8,782,403
State — 3.8%
State of California, GO, Various Purpose,
6.50%, 4/01/33	2,500	2,764,575
Transportation — 6.7%
County of Orange California, RB, Series B,
5.75%, 7/01/34	1,000	1,039,500
San Joaquin Hills Transportation Corridor Agency,
California, Refunding RB, CAB, Series A (MBIA),
5.49%, 1/15/31 (a)	20,000	3,901,000
		4,940,500
Utilities — 36.7%
California State Department of Water Resources, RB,
Central Valley Project, Series AE, 5.00%, 12/01/28	2,500	2,639,400
City of Los Angeles California, Refunding RB (MBIA):
Series A, 5.00%, 6/01/32	4,000	4,018,040
Sub-Series A, 5.00%, 6/01/27	5,000	5,040,400
City of Napa California, RB (AMBAC), 5.00%, 5/01/35	3,000	3,022,590
East Bay Municipal Utility District, RB, Sub-Series A
(MBIA), 5.00%, 6/01/35	3,000	3,079,620
East Bay Municipal Utility District, Refunding RB,
Series A (MBIA), 5.00%, 6/01/37	4,000	4,126,720
Metropolitan Water District of Southern California, RB,
Authorization, Series B-2 (MBIA), 5.00%, 10/01/27	1,750	1,857,415
Orange County, California, Sanitation District, COP,
Series B (FSA), 5.00%, 2/01/37	3,000	3,035,070
		26,819,255
Total Municipal Bonds — 124.1%		90,772,395
Municipal Bonds Transferred to
Tender Option Bond Trusts (b)
California — 29.2%
Education — 3.3%
University of California, RB, Series O, 5.75%, 5/15/34	2,205	2,414,210
Utilities — 13.1%
San Diego County Water Authority, COP, Series A:
(FSA), 5.00%, 5/01/33	4,250	4,297,388
(MBIA), 5.00%, 5/01/32	5,292	5,300,260
		9,597,648

Portfolio Abbreviations
To simplify the listings of portfolio holdings in each Trust’s	ACA	American Capital Access Corp.	GNMA	Government National Mortgage Association
Schedule of Investments, the names and descriptions of	AGC	Assured Guaranty Corp.	GO	General Obligation Bonds
many of the securities have been abbreviated according	AMBAC	American Municipal Bond Assurance Corp.	HDA	Housing Development Authority
to the following list:	AMT	Alternative Minimum Tax (subject to)	HFA	Housing Finance Agency
	CAB	Capital Appreciation Bonds	IDA	Industrial Development Authority
	CIFG	CDC IXIS Financial Guaranty	MBIA	Municipal Bond Investors Assurance
	COP	Certificates of Participation		(National Public Finance Guaranty Corp.)
	DRIVERS	Derivative Inverse Tax-Exempt Receipts	M/F	Multi-Family
	EDA	Economic Development Authority	PILOT	Payment in Lieu of Taxes
	FGIC	Financial Guaranty Insurance Co.	RB	Revenue Bonds
	FHA	Federal Housing Administration	S/F	Single-Family
	FNMA	Federal National Mortgage Association	TAN	Tax Anticipation Notes
See Notes to Financial Statements.	FSA	Financial Security Assurance Inc.	VRDN	Variable Rate Demand Notes

ANNUAL REPORT

AUGUST 31, 2009

Schedule of Investments (concluded)

BlackRock California Insured Municipal Income Trust (BCK)

(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (b)	(000)	Value
California (concluded)
County/City/Special District/School District — 12.8%
Los Angeles Community College District, California, GO,
Series A:
Election of 2001 (FSA), 5.00%, 8/01/32	$ 3,000	$ 3,040,980
Election of 2008, 6.00%, 8/01/33	3,828	4,230,988
San Diego Community College District, California, GO,
Election of 2002, 5.25%, 8/01/33	2,004	2,082,764
		9,354,732
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 29.2%		21,366,590
Total Long-Term Investments
(Cost — $111,928,541) — 153.3%		112,138,985
Short-Term Securities	Shares
CMA California Municipal Money Fund, 0.04% (c)(d)	2,412,842	2,412,842
Total Short-Term Securities
(Cost — $2,412,842) — 3.3%		2,412,842
Total Investments (Cost — $114,341,383*) — 156.6%		114,551,827
Other Assets Less Liabilities — 1.2%		908,579
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (15.0)%		(11,002,438)
Preferred Shares, at Redemption Value — (42.8)%		(31,325,412)
Net Assets Applicable to Common Shares — 100.0%		$ 73,132,556

* The cost and unrealized appreciation (depreciation) of investments as of August 31,
2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$103,411,682
Gross unrealized appreciation	$ 2,686,056
Gross unrealized depreciation	(2,535,116)
Net unrealized appreciation	$ 150,940

(a) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(b) Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as col-
lateral in a financing transaction. See Note 1 of the Notes to Financial Statements for
details of Municipal Bonds Transferred to Tender Option Bond Trusts.
(c) Investments in companies considered to be an affiliate of the Trust, for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

		Net
	Affiliate	Activity	Income
	CMA California Municipal Money Fund	$(3,860,025)	$36,987
(d) Represents the current yield as of report date.
•	For Trust compliance purposes, the Trust’s sector classifications refer to any one
	or more of the sector sub-classifications used by one or more widely recognized
	market indexes or ratings group indexes, and/or as defined by Trust management.
	This definition may not apply for purposes of this report, which may combine sector
	sub-classifications for reporting ease.

• Effective September 1, 2008, the Trust adopted Financial Accounting Standards
Board Statement of Financial Accounting Standards No. 157, “Fair Value
Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, estab-
lishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical securities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Trust’s own assumptions used in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indica-
tion of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of August 31, 2009 in determin-
ing the fair valuation of the Trust’s investments:

Investments in
Valuation Inputs	Securities
Assets
Level 1 — Short-Term Securities	$ 2,412,842
Level 2 — Long-Term Investments[1]	112,138,985
Level 3	—
Total	$ 114,551,827

1 See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

18 ANNUAL REPORT

AUGUST 31, 2009

Schedule of Investments August 31, 2009

BlackRock California Municipal Bond Trust (BZA)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
California — 118.5%
Corporate — 1.7%
Los Angeles Regional Airports Improvement Corp.,
California, Refunding RB, Facilities Sublease,
LA International, Series B, AMT, 7.50%, 12/01/24	$ 1,000	$ 848,890
County/City/Special District/School District — 36.2%
Hayward Unified School District California, GO, Election
2008, 5.00%, 8/01/27	1,000	1,030,000
Lathrop Financing Authority, RB, Water Supply Project,
6.00%, 6/01/35	1,180	976,969
Live Oak Unified School District, GO, CAB,
Election of 2004, Series B (Syncora) (a):
5.57%, 8/01/18 (b)	905	303,157
5.58%, 8/01/18 (b)	945	299,168
5.53%, 8/01/29	705	201,819
5.54%, 8/01/30	795	212,861
5.55%, 8/01/31	830	204,720
5.56%, 8/01/32	865	196,537
Los Angeles Unified School District, California, GO,
Series D, 5.30%, 1/01/34	500	509,560
Modesto Irrigation District, COP, Series B,
5.50%, 7/01/35	750	757,778
Pittsburg Redevelopment Agency, TAN, Refunding,
Los Medanos Community Project, Sub-Series A,
6.50%, 9/01/28	1,000	1,045,700
San Diego Regional Building Authority, California,
RB, County Operations Center & Annex, Series A,
5.38%, 2/01/36	2,000	2,049,660
Santa Ana Unified School District:
COP, CAB, Financing Project (FSA),
5.85%, 4/01/29 (a)	15,000	5,313,750
GO (MBIA), 5.38%, 8/01/27	500	505,145
Santa Cruz County Redevelopment Agency, California,
TAN, Live Oak, Soquel Community Improvement,
Series A, 7.00%, 9/01/36	500	521,160
Val Verde Unified School District, California, GO,
2008 Election, Series A, 5.50%, 8/01/33	1,615	1,656,086
Westminster Redevelopment Agency, California, TAN,
Subordinate, Commercial Redevelopment Project
Number 1 (AGC), 6.25%, 11/01/39	2,000	2,123,920
		17,907,990
Education — 23.9%
California Educational Facilities Authority, RB:
Stanford University, Series Q, 5.25%, 12/01/32	3,000	3,085,440
University of San Diego, Series A, 5.25%, 10/01/30	2,250	2,253,060
California Infrastructure & Economic Development
Bank, RB, J. David Gladstone Institute Project,
5.25%, 10/01/14	3,750	3,409,987
Peralta Community College District California, GO,
2006 Election, Series C, 5.50%, 8/01/29	2,890	3,078,544
		11,827,031
Health — 21.2%
ABAG Finance Authority for Nonprofit Corp., RB,
California Revenue Sharp Healthcare, 6.38%, 8/01/34	1,000	1,011,890
California Health Facilities Financing Authority,
California, RB, Catholic Healthcare West, Series A,
6.00%, 7/01/39	500	499,260

	Par
Municipal Bonds	(000)	Value
California (concluded)
Health (concluded)
California Statewide Communities Development
Authority, RB:
Catholic Healthcare West, Series E,
5.50%, 7/01/31	$ 1,250	$ 1,196,337
Kaiser Permanente, Series A, 5.50%, 11/01/32	5,000	4,935,150
Sutter Health, Series B, 5.63%, 8/15/42	2,025	1,952,971
California Statewide Community Development Authority
Revenue, Refunding RB, Daughters of Charity Health,
Series H, 5.25%, 7/01/25	1,025	904,931
		10,500,539
Housing — 8.9%
M/F Housing Revenue Bond Pass-Through
Certificates, RB:
Series 3, Westgate Courtyards Apartments, AMT,
5.80%, 11/01/34	2,260	2,280,589
Series 5, AMT, 5.95%, 11/01/34	2,105	2,113,757
		4,394,346
State — 10.8%
California State Public Works Board, RB, Department
Education, Riverside Campus Project, Series B,
6.50%, 4/01/34	1,000	1,070,580
State of California, GO, Various Purpose,
6.50%, 4/01/33	3,875	4,285,091
		5,355,671
Transportation — 10.2%
County of Orange California, RB, Series B,
5.75%, 7/01/34	1,000	1,039,500
Foothill Eastern Transportation Corridor Agency,
California, Refunding RB, 5.75%, 1/15/40	3,845	3,032,359
San Francisco City & County Airports Commission,
Refunding RB, 2nd Series A-3, AMT, 6.75%, 5/01/19	950	999,030
		5,070,889
Utilities — 5.6%
California Infrastructure & Economic Development
Bank, RB, California Independent System Operator,
Series A, 6.25%, 2/01/39	1,000	1,030,800
Orange County, California, Sanitation District, COP,
Series B (FSA), 5.00%, 2/01/37	1,700	1,719,873
		2,750,673
Total Municipal Bonds in California		58,656,029
Multi-State — 7.7%
Housing — 7.7%
Charter Mac Equity Issuer Trust,
7.20%, 11/15/14 (c)(d)	3,500	3,787,210
Total Municipal Bonds in Multi-State		3,787,210
Puerto Rico — 2.2%
County/City/Special District/School District — 2.2%
Puerto Rico Sales Tax Financing Corp., RB,
First Sub-Series A, 6.50%, 8/01/44	1,000	1,080,360
Total Municipal Bonds in Puerto Rico		1,080,360
Total Municipal Bonds — 128.4%		63,523,599

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2009

Schedule of Investments (concluded)

BlackRock California Municipal Bond Trust (BZA)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (e)	(000)	Value
California — 27.7%
County/City/Special District/School District — 18.8%
Los Angeles Community College District, California, GO:
Election 2001 (FSA), 5.00%, 8/1/32	$ 2,000	$ 2,027,320
Election 2008, Series A, 6.00%, 8/1/33	2,879	3,181,526
San Diego Community College District, California, GO,
Election 2002, 5.25%, 8/1/33	1,002	1,041,382
Santa Clara County, California, Financing Authority Lease
Revenue Refunding Bonds, Series L, 5.25%, 5/15/36	2,999	3,061,636
		9,311,864
Education — 3.7%
University of California, RB, Series O, 5.75%, 5/15/34	1,695	1,855,822
Utilities — 5.2%
Eastern Municipal Water District, California, COP,
Series H, 5.00%, 7/1/33	2,549	2,563,196
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 27.7%		13,730,882
Total Long-Term Investments
(Cost — $76,403,427) — 156.1%		77,254,481
Short-Term Securities	Shares
CMA California Municipal Money Fund, 0.04% (f)(g)	3,649,532	3,649,532
Total Short-Term Securities
(Cost — $3,649,532) — 7.4%		3,649,532
Total Investments (Cost — $80,052,959*) — 163.5%		80,904,013
Liabilities in Excess of Other Assets — (2.9)%		(1,445,862)
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (15.2)%		(7,512,904)
Preferred Shares, at Redemption Value — (45.4)%		(22,450,295)
Net Assets Applicable to Common Shares — 100.0%		$ 49,494,952

* The cost and unrealized appreciation (depreciation) of investments as of August 31,
2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 72,513,617
Gross unrealized appreciation	$ 2,442,495
Gross unrealized depreciation	(1,560,576)
Net unrealized appreciation	$ 881,919

(a) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(b) US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(d) Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local govern-
ments, or their respective agencies or authorities. The security is subject to remarket-
ing prior to its stated maturity, and is subject to mandatory redemption at maturity.
(e) Securities represent underlying bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to
Financial Statements for details of Municipal Bonds Transferred to Tender Option
Bond Trusts.

(f) Investments in companies considered to be an affiliate of the Trust, for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, were as follows:
Net
	Affiliate	Activity	Income
	CMA California Municipal Money Fund	$1,515,427	$15,009
(g) Represents the current yield as of report date.
•	For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management.
This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.
•	Effective September 1, 2008, the Trust adopted Financial Accounting Standards
Board Statement of Financial Accounting Standards No. 157, “Fair Value
Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:
	•	Level 1 — price quotations in active markets/exchanges for identical securities
	•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
	•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Trust’s own assumptions used in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indica-
tion of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of August 31, 2009 in determin-
ing the fair valuation of the Trust’s investments:
Investments in
	Valuation Inputs		Securities
Assets
	Level 1 — Short-Term Securities	$ 3,649,532
	Level 2 — Long-Term Investments[1]		77,254,481
	Level 3		—
	Total	$ 80,904,013
[1] See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

20 ANNUAL REPORT

AUGUST 31, 2009

Schedule of Investments August 31, 2009

BlackRock California Municipal Income Trust II (BCL)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
California — 109.2%
Corporate — 2.5%
California Pollution Control Financing Authority, RB,
Waste Management Inc. Project, Series C, AMT,
6.75%, 12/01/27	$ 1,225	$ 1,261,040
Los Angeles Regional Airports Improvement Corp.,
California, RB, Series C, AMT, 7.50%, 12/01/24	1,785	1,515,269
		2,776,309
County/City/Special District/School District — 46.0%
Butte-Glenn Community College District, GO,
Election of 2002, Series C, 5.50%, 8/01/30	3,500	3,674,440
Chabot-Las Positas, California, Community College
District, GO (Election of 2004), Series B (AMBAC),
5.00%, 8/01/31	2,500	2,530,500
Corona-Norca Unified School District, California,
Special Tax, Community Facilities District No. 98-1
(AMBAC), 5.10%, 9/01/32	6,000	5,666,520
Long Beach Unified School District, California, GO,
Election of 2008, Series A, 5.75%, 8/01/33	1,000	1,076,430
Los Alamitos Unified School District, California, GO,
School Facilities Improvement District No. 1,
5.50%, 8/01/33	5,125	5,319,237
Los Angeles Community College District, California, GO,
2003 Election, Series F-1, 5.00%, 8/01/33	1,500	1,514,985
Los Angeles Unified School District, California, GO,
Series D, 5.30%, 1/01/34	2,100	2,140,152
Modesto Irrigation District, COP:
Capital Improvement, Series A, 5.75%, 10/01/29	3,000	3,157,860
Series B, 5.50%, 7/01/35	1,650	1,667,111
Pittsburg Redevelopment Agency, Tax Allocation,
Refunding, Subordinate, Los Medanos Community
Project, Series A, 6.50%, 9/01/28	2,000	2,091,400
San Diego Regional Building Authority, California,
RB, County Operations Center & Annex, Series A,
5.38%, 2/01/36	1,600	1,639,728
San Jose Unified School District, Santa Clara
County California, GO, Election of 2002, Series D,
5.00%, 8/01/32	2,750	2,785,420
Santa Ana Unified School District, GO, Election of 2008,
Series A:
5.13%, 8/01/33	2,000	1,995,800
5.50%, 8/01/30	5,830	6,058,652
Santa Cruz County Redevelopment Agency, California,
TAN, Live Oak, Soquel Community Improvement,
Series A, 6.63%, 9/01/29	1,000	1,039,630
Torrance Unified School District, California, GO,
Election of 2008, Measure Z, 6.00%, 8/01/33	1,500	1,627,935
Val Verde Unified School District, California, GO,
2008 Election, Series A, 5.50%, 8/01/33	5,000	5,127,200
Westminster Redevelopment Agency, California, TAN,
Subordinate, Commercial Redevelopment Project No. 1
(AGC), 6.25%, 11/01/39	1,400	1,486,744
		50,599,744
Education — 6.0%
Oak Grove School District, California, GO,
Election of 2008, Series A, 5.50%, 8/01/33	2,000	2,078,940
University of California, RB:
General, Series A (AMBAC), 5.00%, 5/15/33	2,000	2,014,640
Limited Project, Series D (MBIA), 5.00%, 5/15/32	2,500	2,538,150
		6,631,730

	Par
Municipal Bonds	(000)	Value
California (concluded)
Health — 21.0%
ABAG Finance Authority for Nonprofit Corp.,
RB, California Revenue Sharp Healthcare,
6.38%, 8/01/34	$ 1,000	$ 1,011,890
California Health Facilities Financing Authority,
California, RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/34	1,400	1,409,156
Providence Health & Services, Series C,
6.50%, 10/01/38	1,000	1,084,820
California Infrastructure & Economic Development
Bank, RB, Kaiser Hospital Assistance I, LLC, Series A,
5.55%, 8/01/31	1,735	1,741,558
California Statewide Communities Development
Authority, RB:
Catholic Healthcare West, Series E, 5.50%, 7/01/31	1,250	1,196,338
Health Facilities, Memorial Health Services,
Series A, 5.50%, 10/01/33	7,000	6,844,320
Kaiser Permanente, Series A, 5.50%, 11/01/32	5,000	4,935,150
Sutter Health, Series B, 5.50%, 8/15/34	5,000	4,828,850
		23,052,082
State — 10.7%
California State Public Works Board, RB, Department of
Education, Riverside Campus Project, Series B,
6.50%, 4/01/34	3,000	3,211,740
State of California, GO, Various Purpose,
6.50%, 4/01/33	7,750	8,570,183
		11,781,923
Transportation — 14.0%
County of Orange California, RB, Series B,
5.75%, 7/01/34	3,000	3,118,500
County of Sacramento California, RB, Senior, Series B,
5.75%, 7/01/39	500	500,810
Foothill Eastern Transportation Corridor Agency,
California, RB, CAB, Senior Lien, Series A,
5.76%, 1/01/26 (a)(b)	10,000	4,834,300
Port of Oakland, RB, Series K, AMT (MBIA),
5.75%, 11/01/29	680	673,533
San Francisco City & County Airports Commission,
Refunding RB, 2nd Series A-3, AMT, 6.75%, 5/01/19	1,575	1,656,286
San Joaquin Hills Transportation Corridor Agency,
California, Refunding RB, CAB, Series A (MBIA),
5.50%, 1/15/34 (b)	30,000	4,600,800
		15,384,229
Utilities — 9.0%
California Infrastructure & Economic Development
Bank, RB, California Independent System Operator,
Series A, 6.25%, 2/01/39	2,000	2,061,600
City of Chula Vista California, RB, 5.88%, 1/01/34	500	512,060
City of Santa Rosa California, RB, CAB, Series B
(AMBAC), 5.42%, 9/01/25 (b)	2,685	1,089,063
Los Angeles Department of Water & Power, RB, System,
Series A, 5.38%, 7/01/34	1,600	1,659,904
San Diego Public Facilities Financing Authority, RB,
Senior, Series A, 5.25%, 5/15/34	2,000	2,031,760
San Diego Public Facilities Financing Authority,
Refunding RB, Series A, 5.25%, 8/01/38	2,500	2,514,025
		9,868,412
Total Municipal Bonds in California		120,094,429

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2009

Schedule of Investments (concluded)

BlackRock California Municipal Income Trust II (BCL)

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Multi-State — 3.7%
Housing — 3.7%
Charter Mac Equity Issuer Trust (c)(d):
5.75%, 5/15/15	$ 500	$ 509,025
6.00%, 5/15/15	1,500	1,543,425
6.00%, 5/15/19	1,000	1,026,960
6.30%, 5/15/19	1,000	1,031,820
Total Municipal Bonds in Multi-State		4,111,230
Puerto Rico — 2.0%
County/City/Special District/School District — 2.0%
Puerto Rico Sales Tax Financing Corp., RB,
First Sub-Series A, 6.50%, 8/01/44	2,000	2,160,720
Total Municipal Bonds in Puerto Rico		2,160,720
Total Municipal Bonds — 114.9%		126,366,379
Municipal Bonds Transferred to
Tender Option Bond Trusts (e)
California — 38.4%
County/City/Special District/School District — 16.9%
Los Angeles Community College District, California, GO,
Series A (FSA):
Election 2001, 5.00%, 8/01/32	3,000	3,040,980
Election 2008, 6.00%, 8/01/33	3,828	4,230,988
San Diego Community College District, California, GO,
Election of 2002, 5.25%, 8/01/33	2,991	3,108,603
Santa Clara County Financing Authority, RB, Refunding
Lease Series L, 5.25%, 5/15/36	8,005	8,172,939
		18,553,510
Education — 8.3%
California Educational Facilities Authority, RB, University
Southern California, Series A, 5.25%, 10/01/39	3,495	3,680,550
California State University, RB, Systemwide, Series A,
(FSA), 5.00%, 11/01/39	2,400	2,408,208
University of California, RB, Series O, 5.75%, 5/15/34	2,805	3,071,138
		9,159,896
Utilities — 13.2%
California State Department of Water Resources,
Refunding RB, Central Valley Project, Series AE,
5.00%, 12/01/29	7,000	7,390,320
Eastern Municipal Water District, California, COP,
Series H, 5.00%, 7/01/33	7,097	7,136,742
		14,527,062
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 38.4%		42,240,468
Total Long-Term Investments
(Cost — $167,965,822) — 153.3%		168,606,847
Short-Term Securities	Shares
CMA California Municipal Money Fund,
0.04% (f)(g)	6,042,881	6,042,881
Total Short-Term Securities
(Cost — $6,042,881) — 5.5%		6,042,881
Total Investments (Cost — $174,008,703*) — 158.8%		174,649,728
Other Assets Less Liabilities — 4.6%		5,084,243
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (21.1)%		(23,200,005)
Preferred Shares, at Redemption Value — (42.3)%		(46,553,285)
Net Assets Applicable to Common Shares — 100.0%		$109,980,681
See Notes to Financial Statements.

* The cost and unrealized appreciation (depreciation) of investments as of August 31,
2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$150,794,537
Gross unrealized appreciation	$ 4,674,173
Gross unrealized depreciation	(4,005,629)
Net unrealized appreciation	$ 668,544
(a) Security is collateralized by Municipal or US Treasury Obligations.

(b) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(c) Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local govern-
ments, or their respective agencies or authorities. The security is subject to remarket-
ing prior to its stated maturity, and is subject to mandatory redemption at maturity.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(e) Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as col-
lateral in a financing transaction. See Note 1 of the Notes to Financial Statements for
details of Municipal Bonds Transferred to Tender Option Bond Trusts.
(f) Investments in companies considered to be an affiliate of the Trust, for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Net
	Affiliate	Activity	Income
	CMA California Municipal Money Fund	$6,042,637	$40,664
(g) Represents the current yield as of report date.
•	For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management.
This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.
•	Effective September 1, 2008, The Trust adopted Financial Accounting Standards
Board Statement of Financial Accounting Standards No. 157, “Fair Value Measure-
ments” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:
	•	Level 1 — price quotations in active markets/exchanges for identical securities
	•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
	•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Trust’s own assumptions used in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indica-
tion of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of August 31, 2009 in determin-
ing the fair valuation of the Trust’s investments:
Investments in
	Valuation Inputs		Securities
Assets
	Level 1 — Short-Term Securities	$ 6,042,881
	Level 2 — Long-Term Investments[1]		168,606,847
	Level 3		—
	Total	$ 174,649,728
[1] See above Schedule of Investments for values in each sector.

22 ANNUAL REPORT

AUGUST 31, 2009

Schedule of Investments August 31, 2009

BlackRock Maryland Municipal Bond Trust (BZM)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Maryland — 115.1%
Corporate — 1.0%
Maryland Economic Development Corp., Refunding RB,
Potomac, 6.20%, 9/01/22	$ 250	$ 274,850
County/City/Special District/School District — 39.0%
City of Annapolis Maryland, TAN, Park Place Project,
Series A, 5.35%, 7/01/34	495	340,803
City of Baltimore Maryland, Special Tax, Special
Obligation, Harborview Lot Number 2, 6.50%, 7/01/31	993	729,150
County of Anne Arundel Maryland, RB, Community
College Project, 5.25%, 9/01/28	1,870	1,874,881
County of Baltimore Maryland, GO, Metropolitan District:
67th Issue, 5.00%, 6/01/22	2,000	2,074,920
68th Issue, 5.00%, 8/01/28	2,000	2,055,040
County of Frederick Maryland, Special Tax, Urbana
Community Development Authority, 6.63%, 7/01/25	1,000	860,010
County of Montgomery Maryland, RB, Metrorail
Garage Projects:
5.00%, 6/01/23	500	524,835
5.00%, 6/01/24	1,435	1,506,276
County of Prince George’s Maryland, Special Obligation,
National Harbor Project, 5.20%, 7/01/34	1,500	1,075,875
		11,041,790
Education — 17.6%
Maryland Health & Higher Educational Facilities
Authority, RB:
Board of Child Care, 5.38%, 7/01/32	2,000	1,998,540
Loyola College Issue, 5.00%, 10/01/39	2,000	1,873,140
Maryland Industrial Development Financing Authority,
RB, Our Lady of Good Counsel School, Series A,
6.00%, 5/01/35	1,000	839,000
University System of Maryland, RB, Auxiliary
Facilities & Tuition Series A, 4.50%, 4/01/28	250	256,438
		4,967,118
Health — 29.4%
County of Baltimore Maryland, RB, Oak Crest Village Inc.
Facilities, Series A, 5.00%, 1/01/37	1,000	888,400
County of Howard Maryland, Refunding RB, Vantage
House Facilities, Series A, 5.25%, 4/01/33	500	323,485
Maryland Health & Higher Educational Facilities
Authority, RB:
Carroll County General Hospital, 6.00%, 7/01/37	1,990	2,008,328
Peninsula Regional Medical Center, 5.00%, 7/01/36	1,000	966,960
Union Hospital of Cecil County Issue,
5.63%, 7/01/32	2,000	1,993,460
University of Maryland Medical, 5.25%, 7/01/11 (a)	2,000	2,153,240
		8,333,873
Housing — 1.7%
Maryland Community Development Administration, RB,
Residential, Series A, AMT, 5.75%, 9/01/39	470	475,339
Transportation — 6.7%
Maryland State Transportation Authority, RB, Baltimore,
Wash International Airport, Series B, AMT (AMBAC),
5.13%, 3/01/24	2,000	1,906,520
Utilities — 19.7%
City of Baltimore Maryland, Refunding RB, Wastewater
Projects, Series A (MBIA):
5.20%, 7/01/32	2,500	2,554,725
5.13%, 7/01/42	2,000	2,009,060
County of Anne Arundel Maryland, GO, Consolidated,
Water & Sewer, 4.75%, 4/01/39	1,000	1,017,690
		5,581,475
Total Municipal Bonds in Maryland		32,580,965
See Notes to Financial Statements.

	Par
Municipal Bonds	(000)	Value
District of Columbia — 3.6%
Transportation — 3.6%
Washington Metropolitan Area Transit Authority, RB,
Series A, 5.13%, 7/01/32	$ 1,000	$ 1,017,320
Total Municipal Bonds in District of Columbia		1,017,320
Guam — 0.9%
County/City/Special District/School District — 0.9%
Territory of Guam, RB, Section 30, Series A,
5.63%, 12/01/29	250	249,227
Total Municipal Bonds in Guam		249,227
Multi-State — 7.6%
Housing — 7.6%
Charter Mac Equity Issuer Trust, 7.20%, 11/15/14 (b)(c)	2,000	2,164,120
Total Municipal Bonds in Multi-State		2,164,120
Puerto Rico — 18.1%
State — 4.9%
Puerto Rico Public Buildings Authority, RB, Government
Facilities, Series D, 5.38%, 7/01/33	350	313,463
Puerto Rico Sales Tax Financing Corp., RB,
First Sub-Series A, 6.38%, 8/01/39	1,000	1,072,460
		1,385,923
Tobacco — 4.0%
Children’s Trust Fund, RB, Asset Backed Bonds,
5.50%, 5/15/39	1,500	1,141,860
Transportation — 9.2%
Puerto Rico Highway & Transportation Authority:
RB, Series D, 5.25%, 7/01/12 (a)	1,500	1,659,840
Refunding RB, Series CC (FSA), 5.25%, 7/01/36	895	937,307
		2,597,147
Total Municipal Bonds in Puerto Rico		5,124,930
Total Municipal Bonds — 145.3%		41,136,562
Municipal Bonds Transferred to
Tender Option Bond Trusts (d)
Maryland — 11.0%
Transportation — 11.0%
Maryland State Transportation Authority, RB, Transit
Facility Project (FSA), 5.00%, 7/01/41	3,000	3,101,520
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 11.0%		3,101,520
Total Long-Term Investments
(Cost — $44,872,807) — 156.3%		44,238,082

ANNUAL REPORT

AUGUST 31, 2009

Schedule of Investments (concluded)

BlackRock Maryland Municipal Bond Trust (BZM)
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.22% (e)(f)	1,200,364	$ 1,200,364
Total Short-Term Securities
(Cost — $1,200,364) — 4.2%		1,200,364
Total Investments (Cost — $46,073,171*) — 160.5%		45,438,446
Other Assets Less Liabilities — 1.3%		376,154
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (5.3)%		(1,503,884)
Preferred Shares, at Redemption Value — (56.5)%		(16,000,854)
Net Assets Applicable to Common Shares — 100.0%		$ 28,309,862

* The cost and unrealized appreciation (depreciation) of investments as of August 31,
2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 44,492,408
Gross unrealized appreciation	$ 1,227,831
Gross unrealized depreciation	(1,781,793)
Net unrealized depreciation	$ (553,962)

(a) US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c) Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local govern-
ments, or their respective agencies or authorities. The security is subject to remarket-
ing prior to its stated maturity, and is subject to mandatory redemption at maturity.
(d) Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial State-
ments for details of municipal bonds transferred to tender options bond trusts.
(e) Investments in companies considered to be an affiliate of the Trust, for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

		Net
	Affiliate	Activity	Income
	FFI Institutional Tax-Exempt Fund	$(903,062)	$28,074
(f) Represents the current yield as of report date.
•	For Trust compliance purposes, the Trust’s sector classifications refer to any one
	or more of the sector sub-classifications used by one or more widely recognized
	market indexes or ratings group indexes, and/or as defined by Trust management.
	This definition may not apply for purposes of this report, which may combine sector
	sub-classifications for reporting ease.

• Effective September 1, 2008, the Trust adopted Financial Accounting Standards
Board Statement of Financial Accounting Standards No. 157, “Fair Value
Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, estab-
lishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical securities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Trust’s own assumptions used in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indica-
tion of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of August 31, 2009 in determin-
ing the fair valuation of the Trust’s investments:

Investments in
Valuation Inputs	Securities
Assets
Level 1 — Short-Term Securities	$ 1,200,364
Level 2 — Long-Term Investments[1]	44,238,082
Level 3	—
Total	$ 45,438,446

1 See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

24 ANNUAL REPORT

AUGUST 31, 2009

Schedule of Investments August 31, 2009

BlackRock MuniHoldings New York Insured Fund, Inc. (MHN)

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New York — 125.0%
Corporate — 11.1%
New York City Industrial Development Agency, RB, AMT:
Japan Airlines Co. (FSA), 6.00%, 11/01/15	$ 9,640	$ 9,655,135
Terminal One Group Association Project,
5.50%, 1/01/24	1,500	1,446,585
New York Liberty Development Corp., RB, Goldman
Sachs Headquarters, 5.25%, 10/01/35	1,000	973,640
New York State Energy Research & Development
Authority, RB:
Brooklyn Union Gas, KeySpan, Series A, AMT (FGIC),
4.70%, 2/01/24	9,340	8,729,538
Lilco Project, Series A (MBIA), 5.15%, 3/01/16	2,000	2,005,920
New York State Energy Research & Development
Authority, Refunding RB, Central Hudson Gas,
Series A (AMBAC), 5.45%, 8/01/27	6,000	6,065,940
Suffolk County Industrial Development Agency,
New York, RB, AMT:
KeySpan, Port Jefferson, 5.25%, 6/01/27	4,355	3,991,924
Ogden Martin System Huntington (AMBAC),
6.00%, 10/01/10	4,660	4,820,956
Ogden Martin System Huntington (AMBAC),
6.15%, 10/01/11	5,000	5,271,050
Ogden Martin System Huntington (AMBAC),
6.25%, 10/01/12	3,530	3,773,111
		46,733,799
County/City/Special District/School District – 37.8%
City of Buffalo New York, GO, General Improvement,
Series D (FSA), 6.00%, 12/01/09 (a)	2,000	2,048,180
City of New York, New York, GO:
Series A (FSA), 6.25%, 5/15/26	3,700	3,867,943
Series B (MBIA), 5.75%, 8/01/13	2,280	2,393,749
Sub-Series J-1, 4.50%, 5/15/30	1,000	989,310
City of Yonkers New York, GO, Series A (FGIC),
5.75%, 10/01/10	1,795	1,914,529
Erie County, GO, Public Improvement,
Series A (MBIA):
5.75%, 10/01/09 (a)	915	927,947
5.75%, 10/01/13	110	111,303
Hudson Yards Infrastructure Corp., RB, Series A:
(FGIC), 5.00%, 2/15/47	10,250	9,145,767
(MBIA), 4.50%, 2/15/47	13,180	11,153,970
New York City Health & Hospital Corp., RB, Health
System, Series A (MBIA), 5.25%, 2/15/17	2,000	2,011,680
New York City Industrial Development Agency,
RB, PILOT:
Capital Appreciation, Yankee Stadium
(AGC), 6.46%, 3/01/39 (b)	1,380	232,447
Queens Baseball Stadium (AGC),
6.38%, 1/01/39	800	884,952
Queens Baseball Stadium (AMBAC),
5.00%, 1/01/31	4,000	3,707,720
Queens Baseball Stadium (AMBAC),
5.00%, 1/01/36	12,740	11,514,539
Queens Baseball Stadium (AMBAC),
5.00%, 1/01/39	4,000	3,582,040
Queens Baseball Stadium (AMBAC),
5.00%, 1/01/46	7,800	6,837,090
Yankee Stadium (FGIC), 5.00%, 3/01/46	10,500	9,201,465
Yankee Stadium (MBIA), 5.00%, 3/01/36	3,950	3,569,338
New York City Transitional Finance Authority, RB:
Fiscal 2008, Series S-1, 4.50%, 1/15/38	1,760	1,634,811
Fiscal 2009, Series S-1 (AGC), 5.50%, 7/15/38	4,000	4,179,560
Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/39	1,250	1,307,662
See Notes to Financial Statements.

	Par
Municipal Bonds	(000)	Value
New York (continued)
County/City/Special District/School District (concluded)
New York City Transitional Finance Authority, RB (concluded):
Future Tax Secured, Series B (FGIC),
6.25%, 11/15/18	$ 6,405	$ 6,735,882
Future Tax Secured, Series C (FGIC),
5.00%, 2/01/33	10,000	10,145,900
Future Tax Secured, Series E (MBIA),
5.25%, 2/01/22	2,500	2,652,075
Series A (FGIC), 5.00%, 11/15/26	1,000	1,025,810
Series B (MBIA), 5.50%, 2/01/12	1,145	1,223,295
Series B (MBIA), 5.50%, 2/01/13	805	859,064
Series S-2 (FSA), 5.00%, 1/15/37	3,750	3,765,862
Series S-2 (MBIA), 4.25%, 1/15/34	4,830	4,244,749
New York Convention Center Operating Corp., RB,
Hotel Unit Fee Secured (AMBAC):
5.00%, 11/15/30	2,100	2,048,886
5.00%, 11/15/35	21,000	19,688,130
5.00%, 11/15/44	2,055	1,859,467
Oneida-Herkimer Solid Waste Management Authority,
New York, RB (FSA), 5.50%, 4/01/13	1,800	2,022,084
Sales Tax Asset Receivable Corp., RB (AMBAC):
DRIVERS, Series 1438Z, 7.72%, 9/07/09 (c)	1,250	1,422,038
Series A, 5.00%, 10/15/32	14,175	14,580,263
Syracuse Industrial Development Agency, New York,
Carousel Center Project, Series A, AMT (Syncora),
5.00%, 1/01/36	10,000	6,566,600
		160,056,107
Education — 10.9%
Albany Industrial Development Agency, RB, University
Heights, Albany Law School, Series A (Radian),
6.75%, 12/01/09 (a)	3,375	3,462,345
Madison County Industrial Development Agency,
New York, RB, Colgate University Project, Series A
(AMBAC), 5.00%, 7/01/30	4,000	4,097,240
New York City Industrial Development Agency,
RB, Polytechnic University Project (ACA),
5.25%, 11/01/37	2,160	1,730,938
New York City Industrial Development Agency,
Refunding RB, Nightingale, Bamford School (AMBAC),
5.25%, 1/15/17	1,200	1,284,984
New York City Transitional Finance Authority, RB,
Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/33	3,000	3,033,390
New York City Trust for Cultural Resources,
Refunding RB, American Museum Natural History,
Series A (MBIA), 5.00%, 7/01/36	3,800	3,855,100
New York State Dormitory Authority, RB:
853 Schools Program, Issue 2, Series E (AMBAC),
5.75%, 7/01/19	1,340	1,357,139
Mount Sinai School Medical New York University
(MBIA), 5.00%, 7/01/35	2,100	2,081,793
NY University, Insured, Series 1 (AMBAC),
5.50%, 7/01/40	3,500	3,956,190
Pace University (MBIA), 6.00%, 7/01/10 (a)	5,345	5,644,213
Schenectady Industrial Development Agency, RB,
Union College Project, Series A (AMBAC) (a):
5.45%, 12/01/09	5,000	5,163,550
5.63%, 7/01/11	3,000	3,324,360
Westchester County Industrial Development Agency,
New York, RB, Purchase College Foundation Housing,
Series A (AMBAC), 5.75%, 12/01/31	7,000	7,099,190
		46,090,432

ANNUAL REPORT

AUGUST 31, 2009

Schedule of Investments (continued)

BlackRock MuniHoldings New York Insured Fund, Inc. (MHN)

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New York (continued)
Health — 8.0%
New York City Industrial Development Agency,
RB, Royal Charter, NY Presbyterian (FSA),
5.75%, 12/15/29	$ 7,965	$ 8,364,684
New York State Dormitory Authority, RB:
Gustavus Adolphus Child, Series B (AMBAC),
5.50%, 7/01/18	2,058	2,083,725
Hudson Valley Hospital (FSA), 5.00%, 8/15/36	5,000	5,182,450
Montefiore Hospital (MBIA), 5.00%, 8/01/33	1,000	1,011,160
NY & Presbyterian Hospital (AMBAC),
5.50%, 8/01/11	1,000	1,064,130
NY & Presbyterian Hospital (FSA), 5.00%, 8/15/36	4,000	4,024,320
NY & Presbyterian Hospital (FSA), 5.25%, 2/15/31	1,500	1,536,720
NY State Rehabilitation Association, Series A
(CIFG), 5.13%, 7/01/23	1,000	949,530
NY State Rehabilitation Association, Series A
(CIFG), 5.25%, 7/01/19	1,180	1,182,950
North Shore Long Island Jewish Health System,
Series A, 5.50%, 5/01/37	1,825	1,791,767
Saint Barnabas Hospital (AMBAC), 5.45%, 8/01/35	2,150	2,150,409
Saint Charles Hospital & Rehabilitation Center,
Series A (MBIA), 5.63%, 7/01/12	3,400	3,438,828
Saint Luke’s, Roosevelt Hospital, FHA,
4.90%, 8/15/31	1,000	997,310
		33,777,983
Housing — 4.3%
New York City Housing Development Corp., RB, AMT:
Series C, 5.00%, 11/01/26	1,250	1,213,050
Series C, 5.05%, 11/01/36	2,000	1,806,020
Series H-1, 4.70%, 11/01/40	1,000	859,840
New York Mortgage Agency, New York, RB:
Homeowner Mortgage, Series 67, AMT (MBIA),
5.70%, 10/01/17	2,140	2,141,883
Homeowner Mortgage, Series 83 (MBIA),
5.55%, 10/01/27	2,100	2,100,798
Series 82, AMT (MBIA), 5.65%, 4/01/30	1,035	981,801
Series 133, AMT, 4.95%, 10/01/21	1,500	1,506,465
Series 143, AMT, 4.90%, 10/01/37	1,000	901,850
Series 143, AMT (MBIA), 4.85%, 10/01/27	2,000	1,904,980
Series 145, AMT, 5.13%, 10/01/37	1,000	949,360
New York State HFA, RB, Saint Philips Housing, Series A,
AMT (FNMA), 4.65%, 11/15/38	1,000	903,080
New York State Mortgage Agency Revenue,
Refunding RB, Homeowner Mortgage, Series 97,
5.50%, 4/01/31	1,000	1,000,550
Yonkers Industrial Development Agency, New York, RB,
Monastery Manor Association L.P. Project, AMT,
5.25%, 4/01/37	2,000	1,878,140
		18,147,817
State — 12.9%
New York State Dormitory Authority, RB:
Education, Series B, 5.75%, 3/15/36	5,000	5,480,300
Master Boces Program Lease (AGC),
4.75%, 8/15/24	1,090	1,113,402
Master Boces Program Lease (AGC),
5.00%, 8/15/28	250	255,305
Mental Health Facilities, Series B,
5.25%, 2/15/14 (a)	1,550	1,745,936
Mental Health Services Facilities Improvement,
Series B (FSA), 5.00%, 2/15/33	4,500	4,577,895

	Par
Municipal Bonds	(000)	Value
New York (continued)
State (concluded)
New York State Dormitory Authority, RB (concluded):
Mental Health Services Facilities, Series C, AMT
(FSA), 5.40%, 2/15/33	$ 5,650	$ 5,510,501
Municipal Health Facilities Improvement Program,
Series 1 (FSA), 5.50%, 1/15/14	1,535	1,640,301
School District Financing Program, Series A (FSA),
5.00%, 10/01/35	5,450	5,508,801
School District Financing Program, Series C (FSA),
5%, 10/01/37	2,500	2,521,400
School District Financing Program, Series D (MBIA),
5.00%, 10/01/30	1,240	1,244,861
School District Financing Program, Series E (MBIA),
5.75%, 10/01/30	6,900	7,173,654
New York State Dormitory Authority, Refunding RB,
Secured Hospital, North General Hospital (Syncora),
5.75%, 2/15/17	2,000	2,137,040
New York State Thruway Authority, RB:
Second General, Series B, 5.00%, 4/01/27	1,000	1,045,940
Series A (AMBAC), 5.00%, 4/01/26	8,700	9,081,147
New York State Urban Development Corp., RB:
Personal Income Tax, Series C-1 (MBIA),
5.00%, 3/15/13 (a)	3,000	3,386,340
State Personal Income Tax, State Facilities,
Series A-1 (MBIA), 5.00%, 3/15/29	2,000	2,057,140
		54,479,963
Tobacco — 5.0%
Tobacco Settlement Financing Corp., New York, RB,
Asset Backed (AMBAC):
Series A-2, 5.25%, 6/01/20	5,000	5,250,350
Series A-3, 5.25%, 6/01/21	13,275	13,875,428
Series A-4, 5.25%, 6/01/22	2,000	2,081,120
		21,206,898
Transportation — 22.7%
Metropolitan Transportation Authority, RB:
Series 2008C, 6.50%, 11/15/28	6,015	6,782,454
Series C (FSA), 4.75%, 7/01/18 (a)	2,535	2,796,130
Metropolitan Transportation Authority, Refunding
RB (MBIA):
Series A, 5.25%, 11/15/31	2,500	2,523,250
Series F, 5.25%, 11/15/12 (a)	6,300	7,132,923
New York State Thruway Authority, RB:
Series F (AMBAC), 5.00%, 1/01/30	5,000	5,076,800
Series G (FSA), 4.75%, 1/01/29	1,250	1,253,075
Series G (FSA), 4.75%, 1/01/30	1,000	994,780
Series G (FSA), 5.00%, 1/01/32	8,225	8,315,640
Series H (FSA), 5.00%, 1/01/37	8,500	8,574,375
Port Authority of New York & New Jersey,
Consolidated RB, 141st Series (CIFG), AMT,
4.50%, 9/01/35	1,000	906,110
Port Authority of New York & New Jersey, RB, Special
Project, JFK International Air Terminal, Series 6,
AMT (MBIA):
6.25%, 12/01/11	3,000	3,115,440
6.25%, 12/01/15	7,830	8,136,231
5.90%, 12/01/17	7,000	6,909,490
5.75%, 12/01/22	26,725	24,892,200
Triborough Bridge & Tunnel Authority, New York, RB:
Sub-Series A (MBIA), 5.25%, 11/15/30	6,000	6,158,700
Subordinate Bonds (AMBAC), 5.00%, 11/15/28	2,465	2,524,875
		96,092,473

See Notes to Financial Statements.

26 ANNUAL REPORT

AUGUST 31, 2009

Schedule of Investments (continued)

BlackRock MuniHoldings New York Insured Fund, Inc. (MHN)

	Par
Municipal Bonds	(000)	Value
New York (concluded)
Utilities — 12.3%
Long Island Power Authority, RB:
General, Series A (AGC), 6.00%, 5/01/33	$ 1,500	$ 1,652,430
General, Series B (FSA), 5.00%, 12/01/35	3,500	3,549,770
Series A (AGC), 5.75%, 4/01/39	1,000	1,083,440
Series A (AMBAC), 5.00%, 9/01/29	3,000	3,026,400
New York City Municipal Water Finance Authority, RB:
Fiscal 2004, Series C (MBIA), 5.00%, 6/15/35	1,000	1,010,530
Series A (AMBAC), 5.00%, 6/15/35	3,500	3,529,750
Series A (FSA), 4.25%, 6/15/39	2,200	1,968,164
Series A (MBIA), 5.75%, 6/15/11 (a)	23,000	25,060,570
Series A (MBIA), 5.13%, 6/15/34	1,250	1,266,575
New York City Municipal Water Finance Authority,
Refunding RB, Crossover, Series F (FSA),
5.00%, 6/15/29	500	505,075
New York State Environmental Facilities Corp.,
New York, RB, Long Island Water Corp. Project,
Series A, AMT (MBIA), 4.90%, 10/01/34	6,000	5,123,160
New York State Environmental Facilities Corp.,
New York, Refunding RB, Spring Valley Water Co.,
Series B (AMBAC), 6.15%, 8/01/24	4,400	4,408,052
		52,183,916
Total Municipal Bonds in New York		528,769,388
Guam — 1.1%
Transportation — 1.1%
Guam International Airport Authority, RB, General,
Series C, AMT (MBIA):
5.25%, 10/01/21	3,700	3,614,789
5.25%, 10/01/22	1,050	1,017,313
Total Municipal Bonds in Guam		4,632,102
Puerto Rico — 16.1%
Housing — 0.7%
Puerto Rico HFA, RB, Subordinate, Capital Fund
Modernization, 5.13%, 12/01/27	3,000	3,047,250
State — 6.0%
Commonwealth of Puerto Rico, GO, Refunding (MBIA):
Public Improvement, Series A, 5.50%, 7/01/20	1,970	1,984,223
Sub-Series C-7, 6.00%, 7/01/27	2,000	2,014,800
Sub-Series C-7, 6.00%, 7/01/28	4,000	4,026,840
Puerto Rico Convention Center Authority, RB, Series A
(AMBAC), 5.00%, 7/01/31	3,270	2,824,724
Puerto Rico Highway & Transportation Authority,
Refunding RB, Series CC (FSA):
5.50%, 7/01/31	4,000	4,324,920
5.25%, 7/01/32	2,000	2,084,180
Puerto Rico Infrastructure Financing Authority, RB, CAB,
Series A (b):
(AMBAC), 4.66%, 7/01/34	9,300	1,474,329
(AMBAC), 4.67%, 7/01/37	2,200	282,502
(FGIC), 4.62%, 7/01/31	10,280	2,033,178
(FGIC), 4.66%, 7/01/33	5,500	939,015
Puerto Rico Public Buildings Authority, Refunding
RB, Government Facilities, Series M-3 (MBIA),
6.00%, 7/01/28	2,500	2,516,775
Puerto Rico Sales Tax Financing Corp., RB,
First Sub-Series A, 5.75%, 8/01/37	1,000	1,025,010
		25,530,496
See Notes to Financial Statements.

	Par
Municipal Bonds	(000)	Value
Puerto Rico (concluded)
Transportation — 6.5%
Puerto Rico Highway & Transportation Authority, RB:
Series D, 5.75%, 7/01/12 (a)	$ 10,000	$ 11,204,000
Series Y (FSA), 6.25%, 7/01/21	5,025	5,612,322
Subordinate (FGIC), 5.25%, 7/01/17	4,800	4,831,920
Puerto Rico Highway & Transportation Authority,
Refunding RB, Series CC (FSA):
5.25%, 7/01/33	1,000	1,045,940
5.25%, 7/01/34	870	910,838
5.25%, 7/01/36	3,750	3,927,263
		27,532,283
Utilities — 2.9%
Puerto Rico Aqueduct & Sewer Authority, RB,
Senior Lien, Series A (AGC), 5.13%, 7/01/47	9,950	9,916,270
Puerto Rico Electric Power Authority, RB, Series NN,
5.13%, 7/01/13 (a)	940	1,070,228
Puerto Rico Electric Power Authority, Refunding RB,
Series VV (MBIA), 5.25%, 7/01/30	1,000	1,015,180
		12,001,678
Total Municipal Bonds in Puerto Rico		68,111,707
Total Municipal Bonds — 142.2%		601,513,197
Municipal Bonds Transferred to
Tender Option Bond Trusts (d)
New York — 25.6%
County/City/Special District/School District — 7.1%
City of New York, New York, GO:
Series J, 5.00%, 5/15/23	6,800	7,047,316
Sub-Series C3, (AGC), 5.75%, 8/15/28	10,000	11,166,000
Erie County Industrial Development Agency, RB,
City of Buffalo Project, (FSA), 5.75%, 5/01/24	4,152	4,224,652
Sales Tax Asset Receivable Corp., RB, Series A,
(AMBAC), 5.00%, 10/15/32	7,000	7,481,705
		29,919,673
Education — 1.3%
New York State Dormitory Authority, RB, New York
University, Series A, 5.00%, 7/01/38	5,498	5,584,453
Transportation — 15.6%
Metropolitan Transportation Authority, New York, RB,
Series A, (MBIA), 5.00%, 11/15/31	7,002	7,111,433
Metropolitan Transportation Authority, New York,
Refunding RB, Series A (FSA):
5.00%, 11/15/30	5,010	5,058,346
5.75%, 11/15/32	29,000	30,412,880
Port Authority of New York & New Jersey, RB,
37th Series (FSA), 5.13%, 7/15/30	2,500	2,513,500
Triborough Bridge & Tunnel Authority, New York,
Refunding RB (MBIA):
5.25%, 11/15/23	12,000	12,469,800
5.00%, 11/15/32	8,309	8,441,015
		66,006,974
Utilities — 1.6%
New York City Municipal Water Finance Authority, RB:
Fiscal 2009, Series A, 5.75%, 6/15/40	4,004	4,368,368
Series FF-2, 5.50%, 6/15/40	2,399	2,568,847
		6,937,215
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 25.6%		108,448,315
Total Long-Term Investments
(Cost — $718,995,429) — 167.8%		709,961,512

(Percentages shown are based on Net Assets)

ANNUAL REPORT

AUGUST 31, 2009

Schedule of Investments (concluded)

BlackRock MuniHoldings New York Insured Fund, Inc. (MHN)

	Par
Short-Term Securities	(000)	Value
New York — 0.1%
City of New York, New York, GO, VRDN
Sub-Series A-6 (FSA), 0.12%, 9/01/09 (e)	$ 375	$ 375,000
	Shares
Money Market Fund — 1.2%
CMA New York Municipal Money Fund, 0.04% (f)(g)	5,049,821	5,049,821
Total Short-Term Securities
(Cost — $5,424,821) — 1.3%		5,424,821
Total Investments (Cost — $724,420,250*) — 169.1%		715,386,333
Other Assets Less Liabilities — 2.1%		8,777,149
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (13.6)%		(57,540,781)
Preferred Shares, at Redemption Value — (57.6)%		(243,639,996)
Net Assets Applicable to Common Shares — 100.0%		$422,982,705

* The cost and unrealized appreciation (depreciation) of investments as of August 31,
2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 668,196,914
Gross unrealized appreciation	$ 17,302,426
Gross unrealized depreciation	(27,402,633)
Net unrealized depreciation	$ (10,100,207)

(a) US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(c) Variable rate security. Rate shown is as of report date.
(d) Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial
Statements for details of municipal bonds transferred to tender option bond trusts.
(e) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.
(f) Investments in companies considered to be an affiliate of the Trust, for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

		Net
	Affiliate	Activity	Income
	CMA New York Municipal Money Fund	$1,580,348	$83,495
(g) Represents the current yield as of report date.
•	For Trust compliance purposes, the Trust’s sector classifications refer to any one
	or more of the sector sub-classifications used by one or more widely recognized
	market indexes or ratings group indexes, and/or as defined by Trust management.
	This definition may not apply for purposes of this report, which may combine sector
	sub-classifications for reporting ease.

• Effective September 1, 2008, the Trust adopted Financial Accounting Standards
Board Statement of Financial Accounting Standards No. 157, “Fair Value Measure-
ments” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical securities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Trust’s own assumptions used in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indica-
tion of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of August 31, 2009 in determin-
ing the fair valuation of the Trust’s investments:

Investments in
Valuation Inputs	Securities
Assets
Level 1 — Short-Term Securities	$ 5,049,821
Level 2:
Long-Term Investments[1]	709,961,512
Short-Term Securities	375,000
Total Level 2:	710,336,512
Level 3	—
Total	$ 715,386,333
[1] See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

(Percentages shown are based on Net Assets)

28 ANNUAL REPORT

AUGUST 31, 2009

Schedule of Investments August 31, 2009
	Par
Municipal Bonds	(000)	Value
New Jersey — 131.0%
Corporate — 10.1%
New Jersey EDA, RB:
Continental Airlines Inc. Project, AMT,
7.00%, 11/15/30	$ 2,335	$ 2,019,565
Disposal, Waste Management New Jersey,
Series A, AMT, 5.30%, 6/01/15	1,000	1,006,170
Port Authority of New York & New Jersey, RB,
Continental, Eastern Project, LaGuardia, AMT,
9.13%, 12/01/15	120	120,065
		3,145,800
County/City/Special District/School District — 13.9%
City of Vineland New Jersey, GO, Electric Utility,
AMT (MBIA):
5.30%, 5/15/29	1,000	972,520
5.38%, 5/15/32	1,500	1,449,315
Essex County Improvement Authority, Refunding RB,
County Guaranteed, Project Consolidation (MBIA),
5.50%, 10/01/29	790	869,363
Hudson County Improvement Authority, RB, County,
Guaranteed, Harrison Parking Facilities Project,
Series C (AGC), 5.38%, 1/01/44	800	834,040
Middlesex County Improvement Authority, RB,
Subordinate, Heldrich Center Hotel, Series B,
6.25%, 1/01/37	560	112,291
Salem County Improvement Authority, RB, Finlaw State
Office Building (FSA), 5.25%, 8/15/38	100	103,950
		4,341,479
Education — 11.5%
New Jersey Educational Facilities Authority, RB:
Georgian Court College Project, Series C,
6.50%, 7/01/13 (a)	630	746,128
Montclair State University, Series J, 5.25%, 7/01/38	180	181,633
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (FSA),
5.00%, 7/01/35	1,010	1,039,734
Fairleigh Dickinson, Series C, 6.00%, 7/01/20	1,000	1,010,330
Georgian Court University, Series D,
5.00%, 7/01/33	150	135,489
University of Medicine & Dentistry, Series B,
7.50%, 12/01/32	450	495,378
		3,608,692
Health — 36.9%
New Jersey EDA, RB, First Mortgage, Lions Gate Project,
Series A:
5.75%, 1/01/25	150	126,060
5.88%, 1/01/37	265	200,830
New Jersey EDA, Refunding RB:
First Mortgage, Winchester, Series A,
5.80%, 11/01/31	2,500	2,263,175
Seabrook Village Inc. Facilities, 5.25%, 11/15/26	470	367,526
New Jersey Health Care Facilities Financing Authority, RB:
Atlantic City Medical, 5.75%, 7/01/25	1,110	1,127,549
Health System, Catholic Health East, Series A,
5.38%, 11/15/12 (a)	2,000	2,249,320
Hospital Asset Transformation Program, Series A,
5.25%, 10/01/38	500	505,375
Meridian Health, Series I (AGC), 5.00%, 7/01/38	250	253,190
South Jersey Hospital, 6.00%, 7/01/12 (a)	2,500	2,825,025
South Jersey Hospital, 5.00%, 7/01/46	500	436,335
Virtua Health (AGC), 5.50%, 7/01/38	400	413,160

BlackRock New Jersey Municipal Bond Trust (BLJ)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New Jersey (concluded)
Health (concluded)
New Jersey Health Care Facilities Financing Authority,
RB, Saint Barnabas Health, Series B (b):
5.90%, 7/01/30	$ 500	$ 86,695
5.69%, 7/01/36	3,600	351,576
5.76%, 7/01/37	3,600	321,516
		11,527,332
Housing — 7.8%
New Jersey State Housing & Mortgage Finance
Agency, RB:
S/F Housing, Series T, AMT, 4.70%, 10/01/37	250	219,577
Series AA, 6.38%, 10/01/28	1,000	1,090,580
Series AA, 6.50%, 10/01/38	450	483,471
Newark Housing Authority, RB, South Ward Police
Facility (AGC):
5.75%, 12/01/30	180	186,469
6.75%, 12/01/38	405	443,884
		2,423,981
State — 30.4%
Garden State Preservation Trust, RB, CAB, Series B
(FSA), 5.24%, 11/01/27 (b)	4,000	1,652,720
New Jersey EDA, RB:
Cigarette Tax (Radian), 5.75%, 6/15/34	2,000	1,823,120
Newark Downtown District Management Corp.,
5.13%, 6/15/37	250	191,172
School Facilities Construction, Series Z (AGC),
5.50%, 12/15/34	1,000	1,067,490
School Facilities Construction, Series Z (AGC),
6.00%, 12/15/34	1,000	1,108,930
New Jersey EDA, Refunding RB, School Facilities
Construction, Series AA, 5.50%, 12/15/29	500	535,520
New Jersey EDA, Special Assessment, Refunding RB,
Kapkowski Road Landfill Project, 6.50%, 4/01/28	2,250	1,836,675
New Jersey Transportation Trust Fund Authority,
New Jersey, RB, Transportation System:
CAB, Series C (FSA), 4.84%, 12/15/32 (b)	1,250	310,950
Series A, 6.00%, 12/15/38	500	543,720
Series A (AGC), 5.63%, 12/15/28	200	216,126
State of New Jersey, COP, Equipment Lease Purchase,
Series A, 5.25%, 6/15/28	200	204,128
		9,490,551
Tobacco — 1.1%
Tobacco Settlement Financing Corp., New Jersey, RB,
Series 1A, 4.50%, 6/01/23	390	358,348
Transportation — 18.8%
New Jersey State Turnpike Authority, RB, Series E,
5.25%, 1/01/40	1,000	1,031,950
New Jersey Transportation Trust Fund Authority,
New Jersey, RB, Transportation System, Series A,
5.88%, 12/15/38	460	495,958
Port Authority of New York & New Jersey, RB,
Consolidated:
125th Series (FSA), 5.00%, 4/15/32	1,500	1,535,745
AMT, 126th Series, (MBIA), 5.25%, 5/15/37	2,250	2,255,400
AMT, 152nd Series, 5.75%, 11/01/30	525	551,250
		5,870,303
Utilities — 0.5%
Rahway Valley Sewerage Authority, RB, CAB, Series A
(MBIA), 4.39%, 9/01/33 (b)	650	166,817
Total Municipal Bonds in New Jersey		40,933,303

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2009

Schedule of Investments (concluded)

BlackRock New Jersey Municipal Bond Trust (BLJ)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Multi-State — 7.0%
Housing — 7.0%
Charter Mac Equity Issuer Trust,
7.20%, 11/15/14 (c)(d)	$ 2,000	$ 2,164,120
Total Municipal Bonds in Multi-State		2,164,120
Puerto Rico — 17.8%
Housing — 2.5%
Puerto Rico HFA, RB, Subordinate, Capital Fund
Modernization, 5.13%, 12/01/27	765	777,048
State — 5.5%
Puerto Rico Infrastructure Financing Authority, RB, CAB,
Series A (AMBAC) (b):
4.36%, 7/01/37	1,750	224,718
4.53%, 7/01/43	1,000	83,310
Puerto Rico Public Buildings Authority, Refunding RB,
Government Facilities, Series M-3 (MBIA),
6.00%, 7/01/27	425	428,145
Puerto Rico Sales Tax Financing Corp., RB,
First Sub-Series A, 5.75%, 8/01/37	970	994,260
		1,730,433
Transportation — 3.5%
Puerto Rico Highway & Transportation Authority,
Refunding RB, Series CC (AGC), 5.50%, 7/01/31	1,000	1,081,230
Utilities — 6.3%
Puerto Rico Electric Power Authority, RB, Series II,
5.25%, 7/01/12 (a)	1,750	1,972,145
Total Municipal Bonds in Puerto Rico		5,560,856
Municipal Bonds Transferred to
Tender Option Bond Trusts (e)
New Jersey — 2.0%
Transportation — 2.0%
Port Authority of New York & New Jersey,
Refunding RB, Consolidated, 152nd Series, AMT,
5.25%, 11/01/35	630	634,533
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 2.0%		634,533
Total Long Term Investments
(Cost — $50,831,993) — 157.8%		49,292,812
Short-Term Securities	Shares
CMA New Jersey Municipal Money Fund, 0.04% (f)(g)	650,601	650,601
Total Short-Term Securities
(Cost — $650,601) — 2.1%		650,601
Total Investments (Cost — $51,482,594*) — 159.9%		49,943,413
Other Assets Less Liabilities — 1.6%		493,088
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (1.4)%		(420,116)
Preferred Shares, at Redemption Value — (60.1)%		(18,776,919)
Net Assets Applicable to Common Shares — 100.0%		$ 31,239,466

* The cost and unrealized appreciation (depreciation) of investments as of August 31,
2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 50,923,659
Gross unrealized appreciation	$ 2,291,032
Gross unrealized depreciation	(3,691,061)
Net unrealized depreciation	$ (1,400,029)

(a) US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(d) Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local govern-
ments, or their respective agencies or authorities. The security is subject to remarket-
ing prior to its stated maturity, and is subject to mandatory redemption at maturity.
(e) Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial
Statements for details of municipal bonds transferred to tender option bond trusts.
(f) Investments in companies considered to be an affiliate of the Trust, for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Net
	Affiliate	Activity	Income
	CMA New Jersey Municipal Money Fund	$(177,606)	$31,675
(g) Represents the current yield as of report date.
•	For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management.
This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.
•	Effective September 1, 2008 the Trust adopted Financial Accounting Standards
Board Statement of Financial Accounting Standards No. 157, “Fair Value Measure-
ments” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:
	•	Level 1 — price quotations in active markets/exchanges for identical securities
	•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
	•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Trust’s own assumptions used in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indica-
tion of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of August 31, 2009 in determin-
ing the fair valuation of the Trust’s investments:
Investments in
	Valuation Inputs		Securities
Assets
	Level 1 — Short-Term Securities	$ 650,601
	Level 2 — Long-Term Investments[1]		49,292,812
	Level 3		—
	Total	$ 49,943,413
[1] See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

30 ANNUAL REPORT

AUGUST 31, 2009

Schedule of Investments August 31, 2009

BlackRock New York Insured Municipal Income Trust (BSE)

	Par
Municipal Bonds	(000)	Value
New York — 116.6%
Corporate — 1.4%
New York Liberty Development Corp., RB, Goldman
Sachs Headquarters, 5.25%, 10/01/35	$ 250	$ 243,410
New York State Energy Research & Development
Authority, RB, Lilco Project, Series A (MBIA),
5.15%, 3/01/16	1,000	1,002,960
		1,246,370
County/City/Special District/School District — 28.0%
City of New York New York, GO, Sub-Series J-1,
4.50%, 5/15/30	250	247,328
Erie County Industrial Development Agency, RB,
City School District Buffalo Project, Series A (FSA),
5.75%, 5/01/25	1,000	1,074,860
Haverstraw-Stony Point Central School District,
New York, GO (FSA), 3.00%, 10/15/26	910	726,617
Hudson Yards Infrastructure Corp., RB, Series A (FGIC),
5.00%, 2/15/47	3,000	2,676,810
New York City Industrial Development Agency, RB PILOT:
Capital Appreciation, Yankee Stadium (AGC),
6.46%, 3/01/39 (a)	1,000	168,440
Queens Baseball Stadium, (AGC),
6.38%, 1/01/39	150	165,928
Queens Baseball Stadium, (AMBAC),
5.00%, 1/01/46	3,225	2,826,874
Yankee Stadium, (MBIA), 4.75%, 3/01/46	1,000	849,250
New York City Transitional Finance Authority, RB:
Future Tax, Series B (AMBAC), 5.00%, 5/01/30	3,265	3,325,011
Series S-2 (FSA), 5.00%, 1/15/37	850	853,595
New York Convention Center Operating Corp., RB,
Hotel Unit Fee Secured (AMBAC), 5.00%, 11/15/44	6,175	5,587,449
Sales Tax Asset Receivable Corp., RB, Series A (AMBAC),
5.00%, 10/15/32	6,000	6,171,540
		24,673,702
Education — 29.9%
Haverstraw-Stony Point Central School District,
New York, GO (FSA), 3.00%, 10/15/27	140	109,432
Herkimer County Industrial Development Agency,
New York, RB, College Foundation Inc. Student
Housing, 6.25%, 8/01/34	1,000	860,870
Madison County Industrial Development Agency,
New York, RB, Colgate University Project, Series A
(AMBAC), 5.00%, 7/01/30	1,000	1,024,310
New York City Industrial Development Agency, RB,
Lycee Francais De NY Project, Series A (ACA),
5.38%, 6/01/23	2,500	2,304,250
New York City Transitional Finance Authority, RB,
Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/33	1,000	1,011,130
New York City Trust for Cultural Resources, Refunding RB,
Series American Museum Natural History, Series A
(MBIA), 5.00%, 7/01/44	2,000	2,009,240
New York State Dormitory Authority, RB:
Insured, Brooklyn Law School, Series B (Syncora),
5.13%, 7/01/30	4,000	3,739,800
Insured, Fit Student Housing Corp. (FGIC),
5.13%, 7/01/14 (b)	2,500	2,847,025
Insured, New York University, Series 2 (AMBAC),
5.00%, 7/01/41	7,000	7,022,610
Mount Sinai School Medical New York University
(MBIA), 5.00%, 7/01/35	2,500	2,478,325
Saints Joachim & Anne Residence, 5.25%, 7/01/27	3,000	2,948,640
		26,355,632

	Par
Municipal Bonds	(000)	Value
New York (concluded)
Health — 21.9%
New York State Dormitory Authority, RB:
FHA, Hospital, NY & Presbyterian (AMBAC),
5.00%, 8/01/32	$ 4,000	$ 4,001,480
FHA, Insured Mortgage, Saint Barnabas, Series A
(AMBAC), 5.00%, 2/01/31	5,000	5,048,400
FHA, NY & Presbyterian Hospital (FSA),
5.25%, 2/15/31	500	512,240
Hospital, FHA, Insured Mortgage, Lutheran Medical
(MBIA), 5.00%, 8/01/31	4,500	4,523,625
Hudson Valley Hospital (FSA), 5.00%, 8/15/36	2,000	2,072,980
North Shore Long Island Jewish Health System,
Series A, 5.50%, 5/01/37	350	343,627
Saint Luke’s Roosevelt Hospital, FHA,
4.90%, 8/15/31	750	747,982
Winthrop University Hospital Association, Series A
(AMBAC), 5.25%, 7/01/31	2,000	2,023,960
		19,274,294
State — 9.6%
New York State Dormitory Authority, RB:
Education, Series B, 5.75%, 3/15/36	600	657,636
Master Boces Program Lease (AGC),
4.75%, 8/15/24	250	255,368
Mental Health Services Facilities Improvement,
Series A (FSA), 5.00%, 2/15/22	1,000	1,056,430
School District Financing Program:
Series A (FSA), 5.00%, 10/01/35	1,000	1,010,870
Series A (MBIA), 5.00%, 4/01/31	2,000	2,003,880
Series D (MBIA), 5.00%, 10/01/30	3,500	3,513,720
		8,497,904
Transportation — 18.7%
Metropolitan Transportation Authority, RB, Series 2008C,
6.50%, 11/15/28	750	845,692
Metropolitan Transportation Authority, Refunding RB:
Insured, Series A (MBIA), 5.25%, 11/15/31	4,250	4,289,525
Series A (AMBAC), 5.00%, 7/01/30	4,600	4,639,560
Transportation, Series E (MBIA),
5.25%, 11/15/31	2,660	2,684,738
New York State Thruway Authority, RB, Series H (FSA),
5.00%, 1/01/37	4,000	4,035,000
		16,494,515
Utilities — 7.1%
Long Island Power Authority, RB:
General, Series A (AGC), 6.00%, 5/01/33	2,000	2,203,240
General, Series C, (CIFG), 5.25%, 9/01/29	1,000	1,054,800
General, Series F (MBIA), 4.25%, 5/01/33	1,415	1,196,609
Series A (AGC), 5.75%, 4/01/39	1,690	1,831,014
		6,285,663
Total Municipal Bonds in New York		102,828,080
Puerto Rico — 16.4%
Education — 4.1%
Puerto Rico Industrial Tourist Educational Medical &
Environmental Control Facilities Financing Authority,
RB, University Plaza Project, Series A (MBIA),
5.00%, 7/01/33	1,000	902,070
Puerto Rico Industrial Tourist Educational Medical &
Environmental Control Facilities Financing Authority,
Refunding RB, Polytechnic University, Series A (ACA),
5.00%, 8/01/32	4,000	2,717,000
		3,619,070

See Notes to Financial Statements.

(Percentages shown are based on Net Assets)

ANNUAL REPORT

AUGUST 31, 2009

Schedule of Investments (continued)

BlackRock New York Insured Municipal Income Trust (BSE)

	Par
Municipal Bonds	(000)	Value
Puerto Rico (concluded)
State — 5.3%
Commonwealth of Puerto Rico, GO, Refunding,
Sub-Series C-7 (MBIA), 6.00%, 7/01/27	$ 1,000	$ 1,007,400
Puerto Rico Highway & Transportation Authority,
Refunding RB, Series CC (FSA):
5.50%, 7/01/31	1,000	1,081,230
5.25%, 7/01/32	1,000	1,042,090
Puerto Rico Public Buildings Authority, Refunding RB,
Government Facilities, M-3 (MBIA), 6.00%, 7/01/28	500	503,355
Puerto Rico Sales Tax Financing Corp., RB,
First Sub-Series A, 5.75%, 8/01/37	1,000	1,025,010
		4,659,085
Transportation — 2.5%
Puerto Rico Highway & Transportation Authority, RB,
Series Y (FSA), 6.25%, 7/01/21	2,000	2,233,760
Utilities — 4.5%
Puerto Rico Aqueduct & Sewer Authority, RB,
Senior Lien, Series A (AGC), 5.13%, 7/01/47	1,925	1,918,474
Puerto Rico Electric Power Authority, Refunding RB,
Series VV (MBIA), 5.25%, 7/01/30	2,000	2,030,360
		3,948,834
Total Municipal Bonds in Puerto Rico		14,460,749
Total Municipal Bonds		117,288,829
Municipal Bonds Transferred to
Tender Option Bond Trusts (c)
New York — 20.2%
County/City/Special District/School District — 1.3%
City of New York, New York, GO, Sub-Series C3, (AGC),
5.75%, 8/15/28	1,000	1,116,600
Transportation — 17.8%
Metropolitan Transportation Authority, New York,
Refunding RB, Series A (FSA), 5.00%, 11/15/30	6,080	6,138,672
Triborough Bridge & Tunnel Authority, New York,
Refunding RB, (MBIA), 5.00%, 11/15/32	9,404	9,553,280
		15,691,952
Utilities — 1.1%
New York City Municipal Water Finance Authority, RB,
Fiscal 2009, Series A, 5.75%, 6/15/40	495	539,911
Series FF-2, 5.50%, 6/15/40	405	433,493
		973,404
Total Municipal Bonds Transferred to
Tender Option Bond Trusts		17,781,956
Total Long-Term Investment
(Cost — $136,552,924) — 153.2%		135,070,785

	Par
Short-Term Securities	(000)	Value
New York — 0.0%
City of New York New York, GO, Series H,
Sub-Series H-3 (FSA), VRDN, 0.12%, 9/01/09 (d)	$ 50	$ 50,000
	Shares
Money Market Funds — 3.8%
CMA New York Municipal Money Fund, 0.04% (e)(f)	3,311,074	3,311,074
Total Short-Term Securities
(Cost — $3,361,074) — 3.8%		3,361,074
Total Investments (Cost — $139,913,998*) — 157.0%		138,431,859
Other Assets Less Liabilities — 0.8%		715,621
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (11.8)%		(10,428,962)
Preferred Shares, at Redemption Value — (46.0)%		(40,577,165)
Net Assets Applicable to Common Shares — 100.0%		$ 88,141,353

* The cost and unrealized appreciation (depreciation) of investments as of August 31,
2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 129,636,640
Gross unrealized appreciation	$ 2,650,886
Gross unrealized depreciation	(4,264,171)
Net unrealized depreciation	$ (1,613,285)

(a) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(b) US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c) Securities represent underlying bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of Municipal Bonds Transferred to Tender
Option Bond Trusts.
(d) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.
(e) Investments in companies considered to be an affiliate of the Trust, for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

		Net
	Affiliate	Activity	Income
	CMA New York Municipal Money Fund	$3,310,774	$12,023
(f) Represents the current yield as of report date.
•	For Trust compliance purposes, the Trust’s sector classifications refer to any one
	or more of the sector sub-classifications used by one or more widely recognized
	market indexes or ratings group indexes, and/or as defined by Trust management.
	This definition may not apply for purposes of this report which may combine sector
	sub-classifications for reporting ease.

See Notes to Financial Statements.

(Percentages shown are based on Net Assets)

32 ANNUAL REPORT

AUGUST 31, 2009

Schedule of Investments (concluded)

BlackRock New York Insured Municipal Income Trust (BSE)

• Effective September 1, 2008, the Trust adopt Financial Accounting Standards Board
Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”
(“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of invest-
ments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical securities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Trust’s own assumptions used in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indica-
tion of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of August 31, 2009 in determin-
ing the fair valuation of the Trust’s investments:

Investments in
Valuation Inputs	Securities
Assets
Level 1 — Short-Term Securities	$ 3,311,074
Level 2:
Long-Term Investments[1]	135,070,785
Short-Term Securities	50,000
Total Level 2:	135,120,785
Level 3	—
Total	$ 138,431,859

1 See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2009

Schedule of Investments August 31, 2009

BlackRock New York Municipal Bond Trust (BQH)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New York — 122.3%
Corporate — 12.1%
Essex County Industrial Development Agency, New York,
RB, International Paper Co. Project, Series A, AMT,
6.63%, 9/01/32	$ 100	$ 97,300
New York City Industrial Development Agency, RB,
American Airlines, JFK International Airport, AMT:
7.63%, 8/01/25	750	642,203
7.75%, 8/01/31	1,000	849,410
New York Liberty Development Corp., RB, Goldman
Sachs Headquarters, 5.25%, 10/01/35	500	486,820
Port Authority of New York & New Jersey, RB,
Continental, Eastern Project, LaGuardia, AMT,
9.13%, 12/01/15	2,340	2,341,264
Suffolk County Industrial Development Agency,
New York, RB, KeySpan, Port Jefferson, AMT,
5.25%, 6/01/27	500	458,315
		4,875,312
County/City/Special District/School District — 21.4%
City of New York New York, GO:
Series A-1, 4.75%, 8/15/25	500	515,815
Series D, 5.38%, 6/01/32	2,040	2,078,658
Sub-Series G-1, 6.25%, 12/15/31	250	282,087
Sub-Series I-1, 5.38%, 4/01/36	450	473,557
Sub-Series J-1, 4.50%, 5/15/30	125	123,664
Hudson Yards Infrastructure Corp., RB, Series A:
5.00%, 2/15/47	200	178,454
(FGIC), 5.00%, 2/15/47	500	446,135
(MBIA), 4.50%, 2/15/47	1,000	846,280
New York City Health & Hospital Corp., RB, Health
System, Series A, 5.38%, 2/15/26	1,100	1,114,971
New York City Industrial Development Agency, PILOT, RB:
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	100	110,619
Queens Baseball Stadium (AMBAC),
5.00%, 1/01/39	250	223,877
Queens Baseball Stadium (AMBAC),
5.00%, 1/01/46	150	131,482
Yankee Stadium (FGIC), 5.00%, 3/01/46	500	438,165
New York City Transitional Finance Authority, RB:
Fiscal 2008, Series S-1, 4.50%, 1/15/38	250	232,218
Fiscal 2009, Series S-3, 5.25%, 1/15/39	500	511,485
New York Convention Center Operating Corp., RB,
Hotel Unit Fee Secured (AMBAC), 5.00%, 11/15/44	1,000	904,850
		8,612,317
Education — 19.4%
Albany Industrial Development Agency, RB, New
Covenant Charter School Project, Series A:
7.00%, 5/01/25	200	135,378
7.00%, 5/01/35	130	81,643
Dutchess County Industrial Development Agency,
New York, RB:
Bard College Civic Facility, Series A-2,
4.50%, 8/01/36	500	376,190
Vassar College Project, 5.35%, 9/01/40 (a)	1,000	1,096,680
New York City Industrial Development Agency, RB (ACA):
Lycee Francais De NY Project, Series A,
5.50%, 6/01/15	250	250,492
Polytechnic University Project, 5.25%, 11/01/37	250	200,340
New York City Trust for Cultural Resources, RB,
Juilliard School, Series A, 5.00%, 1/01/39	550	568,618
New York Liberty Development Corp., RB,
National Sports Museum Project, Series A,
6.13%, 2/15/19 (b)(c)	385	385
See Notes to Financial Statements.

	Par
Municipal Bonds	(000)	Value
New York (continued)
Education (concluded)
New York State Dormitory Authority, RB:
5.83%, 7/01/39 (d)	$ 175	$ 135,231
City University, 4th, Series A, 5.25%, 7/01/31 (a)	1,215	1,314,120
Insured, Iona College (Syncora), 5.13%, 7/01/32	2,500	2,435,800
Mount Sinai School Medical New York University
(MBIA), 5.00%, 7/01/35	150	148,700
Rochester Institute Technology, Series A,
6.00%, 7/01/33	325	346,759
Teachers College, 5.50%, 3/01/39	350	360,360
University of Rochester, Series A, 5.13%, 7/01/39	215	218,556
New York State Dormitory Authority, Refunding RB,
Brooklyn Law School, 5.75%, 7/01/33	125	126,110
		7,795,362
Health — 5.1%
Genesee County Industrial Development Agency,
New York, RB, United Memorial Medical Center
Project, 5.00%, 12/01/27	150	102,367
New York State Dormitory Authority, RB:
FHA, NY & Presbyterian Hospital (FSA),
5.25%, 2/15/31	425	435,404
Insured, New York State Association for Retarded
Children Inc., Series B (AMBAC), 6.00%, 7/01/32	185	190,803
North Shore Long Island Jewish Health System,
Series A, 5.50%, 5/01/37	450	441,805
NYU Hospital Center, Series B, 5.63%, 7/01/37	260	239,626
New York State Dormitory Authority, Refunding RB,
North Shore Long Island Jewish Health System,
Series E, 5.50%, 5/01/33	250	246,077
Saratoga County Industrial Development Agency,
New York, RB, Saratoga Hospital Project, Series B,
5.25%, 12/01/32	200	176,970
Suffolk County Industrial Development Agency,
New York, Refunding RB, Jefferson’s Ferry Project,
5.00%, 11/01/28	260	217,836
		2,050,888
Housing — 7.3%
New York City Housing Development Corp., RB,
Series A, AMT, 5.50%, 11/01/34	2,500	2,479,600
New York State HFA, RB, Highland Ave Senior
Apartments, Series A, AMT, 5.00%, 2/15/39	500	437,470
		2,917,070
State — 20.5%
New York State Dormitory Authority, RB:
Education, Series B, 5.75%, 3/15/36	300	328,818
Mental Health Services Facilities Improvement,
Series A (FSA), 5.00%, 2/15/22	335	353,904
Municipal Health Facilities, Lease, Sub-Series 2-4,
4.75%, 1/15/30	500	491,640
New York State Urban Development Corp., RB,
Personal Income Tax:
Series B, 5.00%, 3/15/37	1,000	1,014,400
State Facilities, Series A, 5.25%, 3/15/32 (a)	5,000	5,541,000
State of New York, GO, Series A, 5.00%, 2/15/39	500	514,410
		8,244,172
Tobacco — 8.7%
New York Counties Tobacco Trust III, RB, Tobacco
Settlement Pass Thru, Turbo, 6.00%, 6/01/43	1,445	1,223,713
TSASC, Inc., New York, RB,
Tobacco Settlement Asset Backed, Series 1,
5.75%, 7/15/32 (a)	2,000	2,260,260
		3,483,973

34 ANNUAL REPORT

AUGUST 31, 2009

Schedule of Investments (continued)

BlackRock New York Municipal Bond Trust (BQH)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New York (concluded)
Transportation — 15.7%
Metropolitan Transportation Authority, RB:
Series 2008C, 6.50%, 11/15/28	$ 500	$ 563,795
Series A, 5.63%, 11/15/39	250	261,827
Series B, 4.50%, 11/15/37	250	229,425
Metropolitan Transportation Authority, Refunding RB,
Series A, 5.13%, 11/15/31	2,500	2,514,100
Port Authority of New York & New Jersey, RB,
Consolidated, 126th Series, AMT (MBIA),
5.25%, 5/15/37	2,750	2,756,600
		6,325,747
Utilities — 12.1%
Long Island Power Authority, RB:
General, Series C (CIFG), 5.25%, 9/01/29	500	527,400
Series A, 5.50%, 4/01/24	250	268,070
Series A, 6.25%, 4/01/33	100	112,584
New York City Municipal Water Finance Authority, RB:
2nd General Resolution (MBIA), 4.50%, 6/15/37	250	237,438
Series A (FGIC), 5.25%, 6/15/33 (a)	2,500	2,701,800
New York State Environmental Facilities Corp.,
New York, RB, Revolving Funds, New York City
Municipal Water Project, D, 5.13%, 6/15/31	1,000	1,019,560
		4,866,852
Total Municipal Bonds in New York		49,171,693
Guam — 2.3%
County/City/Special District/School District — 0.6%
Territory of Guam, RB, Section 30, Series A,
5.75%, 12/01/34	230	231,392
State — 0.5%
Territory of Guam, GO, Series A, 7.00%, 11/15/39	225	225,617
Tobacco — 0.4%
Guam Economic Development & Commerce
Authority, RB, Tobacco Settlement Asset Backed,
5.63%, 6/01/47	200	151,500
Utilities — 0.8%
Guam Government Waterworks Authority, RB, Water,
5.88%, 7/01/35	350	310,040
Total Municipal Bonds in Guam		918,549
Multi-State — 6.7%
Housing — 6.7%
Charter Mac Equity Issuer Trust,
7.20%, 11/15/14 (e)(f)	2,500	2,705,150
Total Municipal Bonds in Multi-State		2,705,150
Puerto Rico — 15.2%
State — 12.2%
Commonwealth of Puerto Rico, GO, Public Improvement,
Series A, 5.13%, 7/01/31	1,825	1,648,340
Puerto Rico Infrastructure Financing Authority, RB,
CAB, Series A, (AMBAC) (g):
4.36%, 7/01/37	2,000	256,820
5.00%, 7/01/44	2,000	154,820
Puerto Rico Public Buildings Authority, RB, Government
Facilities, Series D, 5.25%, 7/01/27	720	658,354
Puerto Rico Public Buildings Authority, RB, Government
Facilities, Series D, 5.25%, 7/01/27 (a)	1,980	2,185,168
		4,903,502
See Notes to Financial Statements.

	Par
Municipal Bonds	(000)	Value
Puerto Rico (concluded)
Tobacco — 0.9%
Children’s Trust Fund, RB, Asset Backed Bonds,
5.63%, 5/15/43	$ 500	$ 381,485
Transportation — 2.1%
Puerto Rico Highway & Transportation Authority, RB,
Series D, 5.25%, 7/01/38 (a)	750	829,920
Total Municipal Bonds in Puerto Rico		6,114,907
Total Municipal Bonds — 146.5%		58,910,299
Municipal Bonds Transferred to
Tender Option Bond Trusts (h)
New York — 7.4%
Housing — 6.3%
New York Mortgage Agency, Refunding RB, Series 101,
AMT, 5.40%, 4/01/32	2,557	2,527,516
Utilities — 1.1%
New York City Municipal Water Finance Authority, RB,
Fiscal 2009, Series A, 5.75%, 6/15/40	405	441,745
Total Municipal Bonds Transferred to
Tender Option Bond Trusts		2,969,261
Total Long-Term Investments
(Cost — $61,513,885) — 153.9%		61,879,560
Short-Term Securities	Shares
CMA New York Municipal Money Fund, 0.04% (i)(j)	1,137,340	1,137,340
Total Short-Term Securities
(Cost — $1,137,340) — 2.8%		1,137,340
Total Investments (Cost — $62,651,225*) — 156.7%		63,016,900
Other Assets Less Liabilities — 2.2%		866,221
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (3.9)%		(1,551,977)
Preferred Shares, at Redemption Value — (55.0)%		(22,126,939)
Net Assets Applicable to Common Shares — 100.0%		$ 40,204,205

* The cost and unrealized appreciation (depreciation) of investments as of August 31,
2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 61,014,218
Gross unrealized appreciation	$ 2,907,460
Gross unrealized depreciation	(2,453,893)
Net unrealized appreciation	$ 453,567

(a) US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b) Non-income producing security.
(c) Issuer filed for bankruptcy and/or is in default of interest payments.
(d) Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.
(e) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.

ANNUAL REPORT

AUGUST 31, 2009

Schedule of Investments (concluded)

BlackRock New York Municipal Bond Trust (BQH)

(f) Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local govern-
ments, or their respective agencies or authorities. The security is subject to remarket-
ing prior to its stated maturity, and is subject to mandatory redemption at maturity.
(g) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(h) Securities represent underlying bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securi-
ties serve as collateral in a financing transaction. See Note 1 of the Notes to
Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(i) Investments in companies considered to be an affiliate of the Trust, for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

		Net
	Affiliate	Activity	Income
	CMA New York Municipal Money Fund	$8,746	$2,348
(j) Represents the current yield as of report date.
•	For Trust compliance purposes, the Trust’s sector classifications refer to any one
	or more of the sector sub-classifications used by one or more widely recognized
	market indexes or ratings group indexes, and/or as defined by Trust management.
	This definition may not apply for purposes of this report which may combine sector
	sub-classifications for reporting ease.

• Effective September 1, 2008, the Trust adopted Financial Accounting Standards
Board Statement of Financial Accounting Standards No. 157, “Fair Value Measure-
ments” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical securities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Trust’s own assumptions used in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indica-
tion of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of August 31, 2009 in determin-
ing the fair valuation of the Trust’s investments:

Investments in
Valuation Inputs	Securities
Assets
Level 1 — Short-Term Investments	$ 1,137,340
Level 2 — Long-Term Investments[1]	61,879,560
Level 3	—
Total	$ 63,016,900
[1] See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

36 ANNUAL REPORT

AUGUST 31, 2009

Schedule of Investments August 31, 2009

BlackRock New York Municipal Income Trust II (BFY)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New York — 148.3%
Corporate — 22.2%
Essex County Industrial Development Agency, New York,
RB, International Paper Co. Project, Series A, AMT:
5.50%, 10/01/26	$ 625	$ 545,881
6.63%, 9/01/32	200	194,600
New York City Industrial Development Agency, RB:
American Airlines, JFK International Airport, AMT,
7.63%, 8/01/25	1,600	1,370,032
American Airlines, JFK International Airport, AMT,
7.75%, 8/01/31	1,500	1,274,115
Liberty, IAC/Interactive Corp., 5.00%, 9/01/35	1,000	626,850
New York Liberty Development Corp., RB, Goldman
Sachs Headquarters, 5.25%, 10/01/35	250	243,410
New York State Energy Research & Development
Authority, RB, AMT, 4.70%, 6/01/36	5,500	5,503,025
Port Authority of New York & New Jersey, RB,
Continental, Eastern Project, LaGuardia, AMT,
9.13%, 12/01/15	3,310	3,311,787
Suffolk County Industrial Development Agency,
New York, RB, KeySpan, Port Jefferson, AMT,
5.25%, 6/01/27	2,500	2,291,575
		15,361,275
County/City/Special District/School District — 35.7%
City of New York New York, GO:
Series A-1, 4.75%, 8/15/25	500	515,815
Series B, 5.75%, 12/01/11 (a)	3,000	3,331,380
Sub-Series G-1, 6.25%, 12/15/31	250	282,087
Sub-Series I-1, 5.38%, 4/01/36	450	473,557
Hudson Yards Infrastructure Corp., RB, Series A,
5.00%, 2/15/47	350	312,294
New York City Industrial Development Agency, RB,
PILOT, Queens Baseball Stadium:
(AGC), 6.38%, 1/01/39	100	110,619
(AMBAC), 5.00%, 1/01/39	500	447,755
(AMBAC), 5.00%, 1/01/46	2,050	1,796,927
New York City Transit Authority, Metropolitan
Transportation Authority, Triborough Bridge & Tunnel,
COP, Series A (AMBAC), 5.25%, 1/01/10 (a)	5,000	5,131,450
New York City Transitional Finance Authority, RB:
Fiscal 2008, Series S-1, 4.50%, 1/15/38	500	464,435
Fiscal 2009, Series S-3, 5.25%, 1/15/39	1,300	1,329,861
Future Tax Secured, Series B, 5.00%, 11/01/27	5,000	5,139,550
Series S-2 (MBIA), 4.50%, 1/15/31	2,500	2,371,475
Series S-2 (MBIA), 4.25%, 1/15/34	250	219,708
New York Convention Center Operating Corp., RB,
Hotel Unit Fee Secured (AMBAC), 5.00%, 11/15/35	3,000	2,812,590
		24,739,503
Education — 25.3%
Albany Industrial Development Agency, RB,
New Covenant Charter School Project, Series A:
7.00%, 5/01/25	345	233,527
7.00%, 5/01/35	220	138,164
Dutchess County Industrial Development Agency,
New York, RB:
Bard College Civic Facility, Series A-2,
4.50%, 8/01/36	755	568,047
Vassar College Project, 5.35%, 8/01/11 (a)	4,000	4,386,720
Geneva Industrial Development Agency, New York,
RB, Hobart & William Smith Project, Series A,
5.38%, 2/01/33	3,250	3,256,370
Herkimer County Industrial Development Agency,
New York, RB, College Foundation Inc. Student
Housing, 6.25%, 8/01/34	385	331,435
See Notes to Financial Statements.

	Par
Municipal Bonds	(000)	Value
New York (continued)
Education — 25.3% (continued)
New York City Industrial Development Agency, RB (ACA):
Lycee Francais De NY Project, Series A,
5.38%, 6/01/23	$ 1,500	$ 1,382,550
Polytechnic University Project, 5.25%, 11/01/37	460	368,626
New York City Trust for Cultural Resources, RB,
Juilliard School, Series A, 5.00%, 1/01/39	1,050	1,085,542
New York Liberty Development Corp., RB,
National Sports Museum Project, Series A,
6.13%, 2/15/19 (b)(c)	675	675
New York State Dormitory Authority, RB:
5.83%, 7/01/39 (d)	225	173,869
Insured, Brooklyn Law School, Series B (Syncora),
5.13%, 7/01/30	2,000	1,869,900
Insured, New School University (MBIA),
5.00%, 7/01/31	1,425	1,426,639
Mount Sinai School Medical New York University
(MBIA), 5.00%, 7/01/35	500	495,665
Rochester Institute of Technology, Series A,
6.00%, 7/01/33	625	666,844
Teachers College, 5.50%, 3/01/39	650	669,240
University of Rochester, Series A, 5.13%, 7/01/39	250	254,135
New York State Dormitory Authority, Refunding RB,
Brooklyn Law School, 5.75%, 7/01/33	250	252,220
		17,560,168
Health — 15.8%
Clarence Industrial Development Agency, RB, Bristol
Village Project (GNMA), 6.00%, 1/20/44	1,690	1,760,253
Genesee County Industrial Development Agency,
New York, RB, United Memorial Medical Center
Project, 5.00%, 12/01/27	250	170,612
New York City Industrial Development Agency, RB,
Eger Harbor Project, Series A (GNMA):
4.95%, 11/20/32	980	967,534
5.88%, 5/20/44	975	1,019,070
New York State Dormitory Authority, RB:
FHA, Insured Mortgage, Saint Barnabas, Series A
(AMBAC), 5.00%, 2/01/31	1,500	1,514,520
FHA, NY & Presbyterian Hospital (FSA),
5.25%, 2/15/31	425	435,404
Kateri Residence, 5.00%, 7/01/22	2,000	2,050,300
New York Hospital Medical Center Queens, FHA,
4.75%, 2/15/37	315	272,929
New York State Association for Retarded Children
Inc., Series A, 6.00%, 7/01/32	350	359,646
North Shore Long Island Jewish Health System,
Series A, 5.50%, 5/01/37	750	736,343
NYU Hospital Center, Series B, 5.63%, 7/01/37	530	488,469
New York State Dormitory Authority, Refunding RB,
North Shore Long Island Jewish Health System,
Series E, 5.50%, 5/01/33	500	492,155
Saratoga County Industrial Development Agency,
New York, RB, Saratoga Hospital Project, Series B,
5.25%, 12/01/32	350	309,698
Suffolk County Industrial Development Agency,
New York, Refunding RB, Jefferson’s Ferry Project,
5.00%, 11/01/28	450	377,024
		10,953,957
Housing — 3.2%
New York City Housing Development Corp., RB,
Series J-2, Series A, AMT, 4.75%, 11/01/27	1,420	1,337,413
New York State HFA, RB, Highland Ave Senior
Apartments, Series A, AMT, 5.00%, 2/15/39	1,000	874,940
		2,212,353

ANNUAL REPORT

AUGUST 31, 2009

Schedule of Investments (continued)

BlackRock New York Municipal Income Trust II (BFY)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New York (concluded)
State — 5.6%
New York State Dormitory Authority, RB:
Education, Series B, 5.75%, 3/15/36	$ 300	$ 328,818
Municipal Health Facilities, Lease, Sub-Series 2-4,
4.75%, 1/15/30	1,000	983,280
New York State Urban Development Corp., RB, State
Personal Income Tax, Series B, 5.00%, 3/15/35	2,000	2,027,940
State of New York, GO, Series A, 5.00%, 2/15/39	500	514,410
		3,854,448
Tobacco — 11.2%
New York Counties Tobacco Trust III, RB, Tobacco
Settlement Pass Thru, Turbo, 6.00%, 6/01/43	2,535	2,146,790
TSA South Carolina Inc., New York, RB,
Tobacco Settlement Asset Backed, Series 1,
5.75%, 7/15/12 (a)	5,000	5,650,650
		7,797,440
Transportation — 15.5%
Metropolitan Transportation Authority, RB:
Series 2008C, 6.50%, 11/15/28	750	845,692
Series A, 5.00%, 11/15/30	5,000	5,020,200
Series B, 4.50%, 11/15/37	500	458,850
Metropolitan Transportation Authority, Refunding RB,
Series A:
5.125%, 1/01/29	3,000	3,017,460
Insured (MBIA), 5.25%, 11/15/31	1,250	1,261,625
Triborough Bridge & Tunnel Authority, New York, RB,
General Purpose, Series A, 5.00%, 1/01/32	150	151,040
		10,754,867
Utilities — 13.8%
Long Island Power Authority, RB:
CAB (FSA), 5.20%, 6/01/28 (e)	3,515	1,431,203
Series A, 5.50%, 4/01/24	500	536,140
Series A, 6.25%, 4/01/33	150	168,876
Series C (CIFG), 5.25%, 9/01/29	1,000	1,054,800
New York City Municipal Water Finance Authority, RB,:
Second General Resolution (MBIA),
4.50%, 6/15/37	850	807,288
Series A, 5.13%, 6/15/34	4,000	4,053,040
New York State Environmental Facilities Corp.,
New York, RB, Revolving Funds, New York City
Municipal Water, Series A, 5.00%, 6/15/37	1,500	1,548,345
		9,599,692
Total Municipal Bonds in New York		102,833,703
Guam — 2.3%
County/City/Special District/School District — 0.7%
Territory of Guam, RB, Section 30, Series A,
5.75%, 12/01/34	455	457,753
State — 0.7%
Territory of Guam, GO, Series A, 7.00%, 11/15/39	485	486,329
Tobacco — 0.4%
Guam Economic Development & Commerce
Authority, RB, Tobacco Settlement Asset Backed,
5.63%, 6/01/47	375	284,062
Utilities — 0.5%
Guam Government Waterworks Authority, RB, Water,
5.88%, 7/01/35	400	354,332
Total Municipal Bonds in Guam		1,582,476
See Notes to Financial Statements.

	Par
Municipal Bonds	(000)	Value
Multi-State — 5.9%
Housing — 5.9%
Charter Mac Equity Issuer Trust (f)(g):
6.00%, 5/15/15	$ 1,500	$ 1,543,425
5.75%, 5/15/15	500	509,025
6.00%, 5/15/19	1,000	1,026,960
6.30%, 5/15/19	1,000	1,031,820
Total Municipal Bonds in Multi-State		4,111,230
Puerto Rico — 6.4%
Housing — 1.5%
Puerto Rico HFA, RB, Sub, Capital Fund
Modernization, 5.13%, 12/01/27	1,000	1,015,750
State — 0.4%
Puerto Rico Sales Tax Financing Corp., RB, CAB,
Series A (AMBAC), 5.14%, 8/01/54 (e)	5,000	270,100
Tobacco — 0.6%
Children’s Trust Fund, RB, Asset Backed Bonds,
5.63%, 5/15/43	500	381,485
Transportation — 3.2%
Puerto Rico Highway & Transportation Authority, RB,
Series D, 5.38%, 7/01/12 (a)	2,000	2,220,040
Utilities — 0.7%
Puerto Rico Electric Power Authority, Refunding RB,
Series VV (MBIA), 5.25%, 7/01/29	500	506,130
Total Municipal Bonds in Puerto Rico		4,393,505
Total Municipal Bonds — 162.9%		112,920,914
Municipal Bonds Transferred to
Tender Option Bond Trusts (h)
New York — 0.4%
Utilities — 0.4%
New York City Municipal Water Finance Authority, RB,
Fiscal 2009, Series A, 5.75%, 6/15/40	240	261,775
Total Municipal Bonds Transferred to
Tender Option Bond Trusts		261,775
Total Long-Term Investments
(Cost — $113,989,234) — 163.3%		113,182,689
Short-Term Securities	Shares
CMA New York Municipal Money Fund, 0.04% (i)(j)	756,077	756,077
Total Short-Term Securities
(Cost — $756,077) — 1.1%		756,077
Total Investments (Cost — $114,745,311*) — 164.4%		113,938,766
Other Assets Less Liabilities — 0.0%		14,684
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (0.2)%		(160,021)
Preferred Shares, at Redemption Value — (64.2)%		(44,478,156)
Net Assets Applicable to Common Shares — 100.0%		$ 69,315,273

38 ANNUAL REPORT

AUGUST 31, 2009

Schedule of Investments (concluded)

BlackRock New York Municipal Income Trust II (BFY)

* The cost and unrealized appreciation (depreciation) of investments as of August 31,
2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 114,432,847
Gross unrealized appreciation	$ 3,426,962
Gross unrealized depreciation	(4,080,983)
Net unrealized depreciation	$ (654,021)

(a) US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b) Non-income producing security.
(c) Issuer filed for bankruptcy and/or is in default of interest payments.
(d) Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(e) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(f) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(g) Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local govern-
ments, or their respective agencies or authorities. The security is subject to remarket-
ing prior to its stated maturity, and is subject to mandatory redemption at maturity.
(h) Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial
Statements for details of municipal bonds transferred to tender option bond trusts.
(i) Investments in companies considered to be an affiliate of the Trust, for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

		Net
	Affiliate	Activity	Income
	CMA New York Municipal Money Fund	$(90,357)	$12,844
(j) Represents the current yield as of report date.
•	For Trust compliance purposes, the Trust’s sector classifications refer to any one
	or more of the sector sub-classifications used by one or more widely recognized
	market indexes or ratings group indexes, and/or as defined by Trust management.
	This definition may not apply for purposes of this report, which may combine sector
	sub-classifications for reporting ease.

• On September 1, 2008, the Trust adopted Financial Accounting Standards Board
Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”
(“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical securities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Trust’s own assumptions used in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indica-
tion of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of August 31, 2009 in determin-
ing the fair valuation of the Trust’s investments:

Investments in
Valuation Inputs	Securities
Assets
Level 1 — Short-Term Investments	$ 756,077
Level 2 — Long-Term Investments[1]	113,182,689
Level 3	—
Total	$ 113,938,766
[1] See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2009

Schedule of Investments August 31, 2009 BlackRock Virginia Municipal Bond Trust (BHV)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Virginia — 120.2%
Corporate — 13.6%
Chesterfield County EDA, RB, Virginia Electric Power Co.
Project, Series A, AMT, 5.60%, 11/01/31	$ 500	$ 461,240
Isle Wight County IDA, Virginia, RB, Series A, AMT,
5.70%, 11/01/27	1,300	1,144,585
King George County IDA, Virginia, RB, Waste
Management Inc., Series A, AMT, 6.00%, 6/01/23	500	506,700
Louisa IDA, RB, Virginia Electric & Power Co. Project,
Series A, 5.38%, 11/01/35	1,000	1,078,480
		3,191,005
County/City/Special District/School District — 25.8%
Celebrate North Community Development Authority
Special Assessment Revenue, Special Assessment,
Celebrate Virginia North Project, Series B,
6.75%, 3/01/34	1,497	1,103,828
City of Hampton Virginia, GO, Public Improvement,
5.00%, 4/01/20	1,000	1,077,930
County of Prince William Virginia, RB, 5.00%, 12/01/21	1,275	1,338,674
Dulles Town Center Community Development Authority,
Virginia, Special Assessment, Dulles Town Center
Project, 6.25%, 3/01/26	955	780,034
Fairfax County, RB, Redevelopment & Housing Authority
Revenue, 5.00%, 10/01/39	1,500	1,521,300
White Oak Village Shops Community Development
Authority, Special Assessment, Special Assessment,
5.30%, 3/01/17	250	232,273
		6,054,039
Education — 7.3%
Virginia College Building Authority, Virginia, RB,
Washington & Lee University Project (MBIA):
5.25%, 1/01/26	500	578,975
5.25%, 1/01/31	1,000	1,139,960
		1,718,935
Health — 18.8%
Danville IDA, Virginia, RB, Danville Regional Medical
Center (AMBAC), 5.25%, 10/01/28 (a)	1,500	1,707,000
Fairfax County Economic Development Authority, RB,
Goodwin House, Inc., 5.00%, 10/01/27	1,000	852,160
Henrico County EDA, Virginia, RB, Bon Secours Health,
Series A:
5.60%, 11/15/30	1,440	1,443,211
5.60%, 11/15/30 (b)	60	68,185
Peninsula Ports Authority, Refunding RB, Virginia
Baptist Homes, Series C, 5.40%, 12/01/33	500	344,095
		4,414,651
Housing — 17.2%
Virginia HDA, RB, Rental Housing, Non Ace, Series B,
5.63%, 6/01/39	1,000	1,032,090
Virginia HDA, RB, Series H, Sub-Series H-1 (MBIA),
5.38%, 7/01/36	3,000	3,019,140
		4,051,230
State — 8.4%
Virginia College Building Authority, Virginia, RB, Public
Higher Education Financing Program, Series A,
5.00%, 9/01/33	1,000	1,038,920
Virginia Public School Authority, Virginia, RB,
School Financing:
1997 Resolution, Series B, 5.25%, 8/01/33	500	532,185
6.50%, 12/01/35	360	408,996
		1,980,101

	Par
Municipal Bonds	(000)	Value
Virginia (concluded)
Transportation — 12.1%
Norfolk Airport Authority, Virginia, RB, Series A (MBIA),
5.13%, 7/01/31	$ 1,500	$ 1,491,120
Richmond Metropolitan Authority, Virginia, Refunding RB
(MBIA), 5.25%, 7/15/22	1,250	1,343,738
		2,834,858
Utilities — 17.0%
Fairfax County Water Authority, Refunding RB,
5.00%, 4/01/27	1,205	1,233,667
Virginia Resources Authority, Virginia, RB, Infrastructure
Revenues, 5.13%, 5/01/27	635	652,316
Virginia Resources Authority, Virginia, RB, Senior,
Virginia Pooled Financing Program, Series B,
5.00%, 11/01/33	2,000	2,095,760
		3,981,743
Total Municipal Bonds in Virginia		28,226,562
District of Columbia — 7.7%
Transportation — 7.7%
Metropolitan Washington Airports Authority, RB, Series B:
5.00%, 10/01/29	1,000	1,029,500
AMT (FSA), 5.00%, 10/01/34	20	18,784
Metropolitan Washington DC Airports Authority Dulles
Toll Road Revenue, RB, First Senior Lien, Series A:
5.00%, 10/01/39	290	290,328
5.25%, 10/01/44	460	461,012
Total Municipal Bonds in District of Columbia		1,799,624
Guam — 0.9%
County/City/Special District/School District — 0.9%
Territory of Guam, RB, Section 30, Series A,
5.63%, 12/01/29	200	199,382
Total Municipal Bonds in Guam		199,382
Multi-State — 6.9%
Housing — 6.9%
Charter Mac Equity Issuer Trust,
7.20%, 11/15/14 (c)(d)	1,500	1,623,090
Total Municipal Bonds in Multi-State		1,623,090
Puerto Rico — 4.9%
Tobacco — 4.9%
Children’s Trust Fund, RB, Asset Backed Bonds,
5.38%, 5/15/33	1,215	1,157,822
Total Municipal Bonds in Puerto Rico		1,157,822
Total Municipal Bonds — 140.6%		33,006,480

See Notes to Financial Statements.

40 ANNUAL REPORT

AUGUST 31, 2009

Schedule of Investments (concluded)

BlackRock Virginia Municipal Bond Trust (BHV)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (e)	(000)	Value
Virginia — 13.2%
Education — 8.8%
University of Virginia, Refunding RB, 5.00%, 6/01/40	$ 2,000	$ 2,075,940
Health — 4.4%
Fairfax County IDA, Virginia, RB, Health Care,
Inova Health System, Series A, 5.50%, 5/15/35	999	1,037,291
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 13.2%		3,113,231
Total Investments (Cost — $35,492,713*) — 153.8%		36,119,711
Other Assets Less Liabilities — 2.3%		539,109
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (6.4)%		(1,500,100)
Preferred Shares, at Redemption Value — (49.7)%		(11,675,623)
Net Assets Applicable to Common Shares — 100.0%		$ 23,483,097

* The cost and unrealized appreciation (depreciation) of investments as of August 31,
2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 33,878,917
Gross unrealized appreciation	$ 1,617,731
Gross unrealized depreciation	(876,228)
Net unrealized appreciation	$ 741,503

(a) Security is collateralized by Municipal or US Treasury Obligations.
(b) US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(d) Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local govern-
ments, or their respective agencies or authorities. The security is subject to remarket-
ing prior to its stated maturity, and is subject to mandatory redemption at maturity.
(e) Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as col-
lateral in a financing transaction. See Note 1of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
• For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management.
This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

• On September 1, 2008, the Trust adopted Financial Accounting Standards Board
Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”
(“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical securities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Trust’s own assumptions used in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indica-
tion of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of August 31, 2009 in determin-
ing the fair valuation of the Trust’s investments:

Investments in
Valuation Inputs	Securities
Assets
Level 1	—
Level 2 — Long-Term Investments[1]	$ 36,119,711
Level 3	—
Total	$ 36,119,711
[1] See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2009

Schedule of Investments August 31, 2009

The Massachusetts Health & Tax-Exempt Trust (MHE)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Massachusetts — 135.3%
Corporate — 1.9%
Massachusetts Development Finance Agency, RB,
Ogden Haverhill, Series A, AMT, 6.70%, 12/01/14	$ 555	$ 535,009
Education — 91.2%
Massachusetts Development Finance Agency, RB:
Boston University, Series P, 5.45%, 5/15/59	1,500	1,494,255
Boston University, Series T-1 (AMBAC),
5.00%, 10/01/39	1,000	942,910
Clark University (Syncora), 5.13%, 10/01/35	500	503,480
College Issue, Series B (Syncora), 5.25%, 7/01/33	860	860,825
College Pharmacy & Allied Health, Series D (AGC),
5.00%, 7/01/27	500	518,120
Education, Belmont Hill School,
5.00%, 9/01/11 (a)	1,100	1,199,209
Education Facilities Academy Pacific Rim, Series A
(ACA), 5.13%, 6/01/31	1,000	658,380
Pharmacy & Allied Health Sciences,
5.75%, 7/01/13 (a)	1,000	1,165,530
Smith College, 5.00%, 7/01/35	2,000	2,024,060
WGBH Educational Foundation, Series A (AMBAC),
5.75%, 1/01/42	1,100	1,149,808
Western New England, Series A (AGC),
5.00%, 9/01/33	250	241,197
Wheeler School Issue, 6.50%, 12/01/29	540	540,443
Wheelock College, Series C, 5.25%, 10/01/37	1,000	830,620
Williston Northampton School Project (Syncora),
5.00%, 10/01/25	500	463,440
Worcester Polytechnic Institute (MBIA),
5.00%, 9/01/27	1,985	2,013,743
Massachusetts Health & Educational Facilities
Authority, RB:
Berklee College Music, Series A, 5.00%, 10/01/37	1,000	1,004,580
Boston College, Series N, 5.13%, 6/01/37	1,000	1,014,070
Harvard University, Series FF, 5.13%, 7/15/37	850	866,227
Learning Center Deaf Children, Series C,
6.13%, 7/01/29	495	374,349
Northeastern University, Series R, 5.00%, 10/01/33	225	223,432
Simmons College, Series F (FGIC),
5.00%, 10/01/13 (a)	1,000	1,138,540
Tufts University, 5.38%, 8/15/38	1,000	1,063,890
University of Mass, Series C (MBIA),
5.13%, 10/01/34	230	230,347
Wellesley College, 5.00%, 7/01/33	1,500	1,536,120
Massachusetts Health & Educational Facilities
Authority, Refunding RB, Tufts University, Series M,
5.50%, 2/15/27	1,000	1,163,740
Massachusetts Health & Educational Facilities
Authority Wheaton College, Series D, 6.00%, 1/01/18	1,040	967,606
Massachusetts State College Building Authority, RB,
Series A (AMBAC), 5.00%, 5/01/31	1,000	989,490
Massachusetts State College Building Authority,
Refunding RB, Series B (Syncora), 5.50%, 5/01/39	825	881,702
		26,060,113
Health — 35.6%
Massachusetts Development Finance Agency, RB:
First Mortgage, Brookhaven, Series A (Radian),
5.00%, 3/01/35	1,250	949,837
First Mortgage, Edgecombe Project, Series A,
6.75%, 7/01/21	855	848,032
First Mortgage, Overlook Community, Series A,
6.13%, 7/01/24	850	662,932
Seven Hills Foundation & Affiliates (Radian),
5.00%, 9/01/35	500	414,625

	Par
Municipal Bonds	(000)	Value
Massachusetts (concluded)
Health (concluded)
Massachusetts Health & Educational Facilities
Authority, RB:
Baystate Medical Center, Series F,
5.75%, 7/01/33	$ 1,000	$ 1,002,500
Berkshire Health System, Series E,
6.25%, 10/01/31	350	332,339
Berkshire Health System, Series F (AGC),
5.00%, 10/01/19	1,000	1,015,940
Caregroup, Series E-1, 5.00%, 7/01/28	500	457,705
Healthcare System, Covenant, 6.00%, 7/01/22	630	648,157
Healthcare System, Covenant, 6.00%, 7/01/31	315	318,194
Lahey Clinic Medical Center, Series D,
5.25%, 8/15/37	1,000	895,190
Milford, Whitinsville Hospital, Series D,
6.35%, 7/15/12 (a)	750	859,763
Predefining, Healthcare System, Covenant,
6.00%, 1/01/12 (a)	255	286,314
Valley Regional Health System, Series C,
5.75%, 7/01/18	395	375,542
Massachusetts Health & Educational Facilities
Authority, Refunding RB, Christopher House, Series A,
6.88%, 1/01/29	480	408,518
Massachusetts Industrial Finance Agency, RB,
Age Institute of Mass Project, 8.05%, 11/01/25	695	695,125
		10,170,713
Housing — 3.4%
Massachusetts HFA, Massachusetts, RB, Housing,
Series F, AMT, 5.70%, 6/01/40	1,000	977,220
State — 3.2%
Massachusetts Development Finance Agency,
RB, Education, Middlesex School Project,
5.00%, 9/01/33	400	399,444
Massachusetts State College Building Authority, RB,
Series A, 5.50%, 5/01/39	500	523,235
		922,679
Total Municipal Bonds in Massachusetts		38,665,734
Puerto Rico — 3.6%
State — 3.6%
Puerto Rico Sales Tax Financing Corp., RB,
First Sub-Series A, 5.75%, 8/01/37	1,000	1,025,010
Total Municipal Bonds in Puerto Rico		1,025,010
Total Municipal Bonds — 138.9%		39,690,744
Municipal Bonds Transferred to
Tender Option Bond Trusts (b)
Massachusetts — 7.2%
State — 7.2%
Massachusetts School Building Authority, RB, Series A
(FSA), 5.00%, 8/15/30	2,010	2,074,257
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 7.2%		2,074,257
Total Long-Term Investments
(Cost — $42,485,243) — 146.1%		41,765,001

See Notes to Financial Statements.

42 ANNUAL REPORT

AUGUST 31, 2009

Schedule of Investments (concluded)

The Massachusetts Health & Tax-Exempt Trust (MHE)

	Par
Short-Term Securities	(000)	Value
Massachusetts — 4.2%
Massachusetts Health & Educational Facilities
Authority, RB, VRDN, Partners Healthcare System,
Series D -1, 0.10%, 9/01/09 (c)	$ 1,200	$ 1,200,000
Total Short-Term Securities
(Cost — $1,200,000) — 4.2%		1,200,000
Total Investments (Cost — $43,685,243*) — 150.3%		42,965,001
Other Assets Less Liabilities — 19.1%		5,452,012
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (4.7)%		(1,340,505)
Preferred Shares, at Redemption Value — (64.7)%		(18,501,468)
Net Assets Applicable to Common Shares — 100.0%		$ 28,575,040

* The cost and unrealized appreciation (depreciation) of investments as of August 31,
2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 42,327,871
Gross unrealized appreciation	$ 1,212,636
Gross unrealized depreciation	(1,915,101)
Net unrealized depreciation	$ (702,465)

(a) US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b) Securities represent underlying bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securi-
ties serve as collateral in a financing transaction. See Note 1 of the Notes to
Financial Statements for details of Municipal Bonds Transferred to Tender Option
Bond Trusts.
(c) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.
• For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management.
This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

• Financial Accounting Standards Board Statement of Financial Accounting Standards
No. 157, “Fair Value Measurements” clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical securities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Trust’s own assumptions used in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indica-
tion of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of August 31, 2009 in determin-
ing the fair valuation of the Trust’s investments:

Investments in
Valuation Inputs	Securities
Assets
Level 1	—
Level 2:
Long-Term Investments[1]	$ 41,765,001
Short-Term Securities	1,200,000
Total Level 2	42,965,001
Level 3	—
Total	$ 42,965,001

1 See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

(Percentages shown are based on Net Assets)

ANNUAL REPORT

AUGUST 31, 2009

Statements of Assets and Liabilities
	BlackRock	BlackRock	BlackRock
	California Insured	California	California
	Municipal	Municipal	Municipal
	Income Trust	Bond Trust	Income Trust II
August 31, 2009	(BCK)	(BZA)	(BCL)
Assets
Investments at value — unaffiliated[1]	$ 112,138,985	$ 77,254,481	$ 168,606,847
Investments at value — affiliated[2]	2,412,842	3,649,532	6,042,881
Cash	16,146	12,609	28,791
Cash collateral on futures	—	80,000	—
Investments sold receivable	3,044,717	2,556,349	3,578,333
Interest receivable	1,288,795	1,006,338	2,169,782
Income receivable — affiliated	28	27	55
Prepaid expenses	59,265	56,598	56,514
Other assets	5,805	5,676	11,506
Total assets	118,966,583	84,621,610	180,494,709
Accrued Liabilities
Investments purchased payable	3,040,517	4,793,816	—
Income dividends payable — Common Shares	348,354	262,545	595,984
Investment advisory fees payable	41,964	32,695	73,120
Interest expense and fees payable	13,233	4,427	13,358
Officer’s and Trustees’ fees payable	6,758	6,550	12,552
Other affiliates payable	388	270	608
Other accrued expenses payable	68,196	67,583	78,474
Total accrued liabilities	3,519,410	5,167,886	774,096
Other Liabilities
Trust certificates[3]	10,989,205	7,508,477	23,186,647
Total Liabilities	14,508,615	12,676,363	23,960,743
Preferred Shares at Redemption Value
Preferred shares at liquidation preference, plus unpaid dividends[4,5,6]	31,325,412	22,450,295	46,553,285
Net Assets Applicable to Common Shareholders	$ 73,132,556	$ 49,494,952	$ 109,980,681
Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[7,8,9]	$ 74,841,236	$ 48,409,787	$ 113,492,176
Undistributed net investment income	817,640	686,783	1,708,581
Accumulated net realized gain (loss)	(2,736,764)	(452,672)	(5,861,101)
Net unrealized appreciation/depreciation	210,444	851,054	641,025
Net Assets Applicable to Common Shareholders	$ 73,132,556	$ 49,494,952	$ 109,980,681
Net asset value per Common Share	$ 13.86	$ 14.52	$ 13.75
[1] Investments at cost — unaffiliated	$ 111,928,541	$ 76,403,427	$ 167,965,822
[2] Investments at cost — affiliated	$ 2,412,842	$ 3,649,532	$ 6,042,881
[3] Represents short-term floating rate certificates issued by tender option bond trusts.
[4] Preferred Shares outstanding:
Par value $0.001 per share	1,253	898	1,862
Par value $0.01 per share	—	—	—
Par value $0.10 per share	—	—	—
[5] Preferred Shares at liquidation preference	$ 25,000	$ 25,000	$ 25,000
[6] Preferred Shares authorized	unlimited	unlimited	unlimited
[7] Common Shares outstanding	5,278,087	3,409,668	7,999,789
[8] Par value per Common Share	$ 0.001	$ 0.001	$ 0.001
[9] Common Shares authorized	unlimited	unlimited	unlimited
See Notes to Financial Statements.

44 ANNUAL REPORT

AUGUST 31, 2009

BlackRock	BlackRock	BlackRock	BlackRock	BlackRock	BlackRock	BlackRock	The
Maryland	MuniHoldings	New Jersey	New York Insured	New York	New York	Virginia	Massachusetts
Municipal	New York	Municipal	Municipal	Municipal	Municipal	Municipal	Health & Education
Bond Trust	Insured Fund, Inc.	Bond Trust	Income Trust	Bond Trust	Income Trust II	Bond Trust	Tax-Exempt Trust
(BZM)	(MHN)	(BLJ)	(BSE)	(BQH)	(BFY)	(BHV)	(MHE)
$ 44,238,082	$ 710,336,512	$ 49,292,812	$ 135,120,785	$ 61,879,560	$ 113,182,689	$ 36,119,711	$ 42,965,001
1,200,364	5,049,821	650,601	3,311,074	1,137,340	756,077	—	—
10,228	41,484	36,582	50,273	8,646	47,913	169,589	5,053,560
—	—	—	—	—	—	—	—
20,000	3,757,199	—	—	1,001,659	257,331	3,000	64
559,847	9,114,766	709,975	1,537,329	834,440	1,413,436	547,446	617,160
30	1,281	28	28	29	38	23	—
9,604	42,948	8,207	13,249	8,839	6,271	9,071	1,805
6,193	43,250	5,902	5,844	6,147	7,860	4,893	—
46,044,348	728,387,261	50,704,107	140,038,582	64,876,660	115,671,615	36,853,733	48,637,590
—	1,762,245	—	337,936	678,024	1,211,218	—	—
139,217	2,017,082	174,350	424,304	215,402	383,020	124,840	138,300
19,020	281,513	20,826	51,833	26,601	47,461	15,317	20,313
3,884	251,155	333	20,458	2,862	81	809	910
6,985	44,170	6,729	6,693	6,979	8,812	5,625	124
150	2,445	165	460	212	378	120	158
64,376	116,324	65,536	69,876	66,321	67,276	49,011	61,682
233,632	4,474,934	267,939	911,560	996,401	1,718,246	195,722	221,487
1,500,000	57,289,626	419,783	10,408,504	1,549,115	159,940	1,499,291	1,339,595
1,733,632	61,764,560	687,722	11,320,064	2,545,516	1,878,186	1,695,013	1,561,082
16,000,854	243,639,996	18,776,919	40,577,165	22,126,939	44,478,156	11,675,623	18,501,468
$ 28,309,862	$ 422,982,705	$ 31,239,466	$ 88,141,353	$ 40,204,205	$ 69,315,273	$ 23,483,097	$ 28,575,040
$ 29,040,358	$ 456,812,829	$ 32,734,431	$ 91,891,494	$ 39,203,132	$ 70,079,093	$ 22,164,135	$ 29,683,932
331,145	5,762,952	421,041	1,109,388	539,568	1,196,487	407,862	508,820
(426,916)	(30,559,159)	(376,825)	(3,377,390)	95,830	(1,153,762)	284,102	(897,470)
(634,725)	(9,033,917)	(1,539,181)	(1,482,139)	365,675	(806,545)	626,998	(720,242)
$ 28,309,862	$ 422,982,705	$ 31,239,466	$ 88,141,353	$ 40,204,205	$ 69,315,273	$ 23,483,097	$ 28,575,040
$ 13.81	$ 13.74	$ 13.53	$ 13.61	$ 14.56	$ 14.03	$ 15.05	$ 12.19
$ 44,872,807	$ 719,370,429	$ 50,831,993	$ 136,602,924	$ 61,513,885	$ 113,989,234	$ 35,492,713	$ 43,685,243
$ 1,200,364	$ 5,049,821	$ 650,601	$ 3,311,074	$ 1,137,340	$ 756,077	$ —	—
640	—	751	1,623	885	1,779	467	—
—	—	—	—	—	—	—	370
—	9,745	—	—	—	—	—	—
$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 50,000
unlimited	12,520	unlimited	unlimited	unlimited	unlimited	unlimited	unlimited
2,050,319	30,795,138	2,309,276	6,477,918	2,761,563	4,942,197	1,560,507	2,344,067
$ 0.001	$ 0.10	$ 0.001	$ 0.001	$ 0.001	$ 0.001	$ 0.001	$ 0.01
unlimited	200 million	unlimited	unlimited	unlimited	unlimited	unlimited	unlimited
See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2009

Statements of Operations
	BlackRock	BlackRock	BlackRock
	California Insured	California	California
	Municipal	Municipal	Municipal
	Income Trust	Bond Trust	Income Trust II
Year Ended August 31, 2009	(BCK)	(BZA)	(BCL)
Investment Income
Interest	$ 5,606,991	$ 4,275,106	$ 9,355,099
Income – affiliated	37,673	15,680	41,994
Total income	5,644,664	4,290,786	9,397,093
Expenses
Investment advisory	609,274	490,448	939,775
Commissions for Preferred Shares	67,401	49,997	104,776
Professional	53,370	54,458	63,880
Accounting services	21,371	19,753	35,186
Transfer agent	16,755	18,637	29,229
Printing	15,507	9,454	20,934
Registration	9,170	9,166	3,169
Officer and Trustees	8,951	6,369	13,643
Custodian	8,452	6,757	11,584
Miscellaneous	39,776	38,556	50,375
Total expenses excluding interest expense and fees	850,027	703,595	1,272,551
Interest expense and fees[1]	117,225	30,428	139,795
Total expenses	967,252	734,023	1,412,346
Less fees waived by advisor	(143,969)	(148,468)	(194,079)
Less fees paid indirectly	—	—	—
Total expenses after fees waived and paid indirectly	823,283	585,555	1,218,267
Net investment income	4,821,381	3,705,231	8,178,826
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(1,353,991)	26,787	(1,560,394)
Financial futures contracts and forward interest rate swaps	29,468	23,574	(474,263)
	(1,324,523)	50,361	(2,034,657)
Net change in unrealized appreciation/depreciation on:
Investments	(334,427)	(1,741,282)	(1,917,773)
Financial futures contracts and forward interest rate swaps	—	—	375,543
	(334,427)	(1,741,282)	(1,542,230)
Total realized and unrealized gain (loss)	(1,658,950)	(1,690,921)	(3,576,887)
Dividends and Distributions to Preferred Shareholders From
Net investment income	(627,459)	(463,959)	(992,162)
Net realized gain	—	(4,924)	—
	(627,459)	(468,883)	(992,162)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$ 2,534,972	$ 1,545,427	$ 3,609,777
[1] Related to tender option bond trusts.

See Notes to Financial Statements.

46 ANNUAL REPORT

AUGUST 31, 2009

BlackRock	BlackRock	BlackRock	BlackRock	BlackRock	BlackRock	BlackRock	The
Maryland	MuniHoldings	New Jersey	New York Insured	New York	New York	Virginia	Massachusetts
Municipal	New York	Municipal	Municipal	Municipal	Municipal	Municipal	Health & Education
Bond Trust	Insured Fund, Inc.	Bond Trust	Income Trust	Bond Trust	Income Trust II	Bond Trust	Tax-Exempt Trust
(BZM)	(MHN)	(BLJ)	(BSE)	(BQH)	(BFY)	(BHV)	(MHE)
$ 2,326,498	$ 34,217,027	$ 2,761,249	$ 6,754,852	$ 3,459,159	$ 5,943,076	$ 1,892,002	$ 2,335,184
28,799	86,696	32,373	12,716	3,072	13,765	581	—
2,355,297	34,303,723	2,793,622	6,767,568	3,462,231	5,956,841	1,892,583	2,335,184
281,784	3,833,369	308,874	722,693	394,495	596,222	224,484	228,428
28,262	462,021	34,491	75,643	40,127	80,594	21,606	33,726
51,878	101,626	45,687	56,152	45,431	54,069	39,320	51,882
13,796	200,647	17,684	26,193	17,465	19,072	4,183	13,914
18,539	63,149	18,581	17,220	17,804	21,826	18,391	21,754
5,107	42,925	4,948	19,289	6,048	13,387	2,870	3,235
810	10,500	913	9,178	9,166	1,957	617	928
3,172	58,366	3,513	10,339	3,946	7,939	2,614	3,611
3,845	32,625	4,238	8,598	4,704	8,520	3,558	4,403
35,621	107,534	37,954	44,119	37,783	46,500	36,757	14,312
442,814	4,912,762	476,883	989,424	576,969	850,086	354,400	376,193
28,936	1,138,777	6,399	227,866	19,727	147	18,443	21,859
471,750	6,051,539	483,282	1,217,290	596,696	850,233	372,843	398,052
(84,850)	(800,017)	(98,919)	(155,036)	(115,923)	(110,703)	(63,057)	—
—	—	—	(58)	—	—	(69)	(498)
386,900	5,251,522	384,363	1,062,196	480,773	739,530	309,717	397,554
1,968,397	29,052,201	2,409,259	5,705,372	2,981,458	5,217,311	1,582,866	1,937,630
(403,175)	(2,788,009)	(102,603)	(2,559,414)	158,284	(106,700)	300,733	(495,998)
—	67,701	—	12,943	5,974	10,952	—	(99,000)
(403,175)	(2,720,308)	(102,603)	(2,546,471)	164,258	(95,748)	300,733	(594,998)
(968,568)	(6,828,468)	(1,440,583)	(34,905)	(841,495)	(1,684,868)	3,780	(481,570)
—	—	—	—	—	—	—	83,017
(968,568)	(6,828,468)	(1,440,583)	(34,905)	(841,495)	(1,684,868)	3,780	(398,553)
(1,371,743)	(9,548,776)	(1,543,186)	(2,581,376)	(677,237)	(1,780,616)	304,513	(993,551)
(267,792)	(4,263,541)	(322,491)	(700,402)	(371,954)	(757,706)	(153,097)	(315,726)
(2,362)	—	—	—	(3,799)	—	(84,115)	—
(270,154)	(4,263,541)	(322,491)	(700,402)	(375,753)	(757,706)	(237,212)	(315,726)
$ 326,500	$ 15,239,884	$ 543,582	$ 2,423,594	$ 1,928,468	$ 2,678,989	$ 1,650,167	$ 628,353

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2009

Statements of Changes in Net Assets
	BlackRock California Insured		BlackRock California Municipal
	Municipal Income Trust (BCK)		Bond Trust (BZA)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets:	2009	2008	2009	2008
Operations
Net investment income	$ 4,821,381	$ 5,029,423	$ 3,705,231	$ 3,804,585
Net realized gain (loss)	(1,324,523)	(696,593)	50,361	16,331
Net change in unrealized appreciation/depreciation	(334,427)	(2,327,135)	(1,741,282)	(1,372,393)
Dividends and distributions to Preferred Shareholders from:
Net investment income	(627,459)	(1,418,583)	(463,959)	(1,029,626)
Net realized gain	—	—	(4,924)	—
Net increase (decrease) in net assets applicable to Common Shareholders resulting
from operations	2,534,972	587,112	1,545,427	1,418,897
Dividends and Distributions to Common Shareholders From
Net investment income	(3,705,217)	(3,641,581)	(2,690,228)	(3,103,983)
Net realized gain	—	—	(9,946)	—
Decrease in net assets resulting from dividends and distributions to Common Shareholders	(3,705,217)	(3,641,581)	(2,700,174)	(3,103,983)
Capital Share Transactions
Reinvestment of common dividends	—	19,225	—	351,551
Net Assets Applicable to Common Shareholders
Total decrease in net assets applicable to Common Shareholders	(1,170,245)	(3,035,244)	(1,154,747)	(1,333,535)
Beginning of year	74,302,801	77,338,045	50,649,699	51,983,234
End of year	$ 73,132,556	$ 74,302,801	$ 49,494,952	$ 50,649,699
Undistributed net investment income	$ 817,640	$ 330,965	$ 686,783	$ 135,745

See Notes to Financial Statements.

48 ANNUAL REPORT

AUGUST 31, 2009

BlackRock California Municipal		BlackRock Maryland Municipal		BlackRock MuniHoldings New York		BlackRock New Jersey
Income Trust II (BCL)		Bond Trust (BZM)		Insured Fund, Inc. (MHN)		Municipal Bond Trust (BLJ)
Year Ended August 31,		Year Ended August 31,		Year Ended August 31,		Year Ended August 31,
2009	2008	2009	2008	2009	2008	2009	2008
$ 8,178,826	$ 8,516,520	$ 1,968,397	$ 2,187,858	$ 29,052,201	$ 30,229,458	$ 2,409,259	$ 2,624,072
(2,034,657)	(240,663)	(403,175)	52,367	(2,720,308)	(4,358,744)	(102,603)	(274,414)
(1,542,230)	(7,181,675)	(968,568)	(801,629)	(6,828,468)	(10,569,389)	(1,440,583)	(2,291,456)
(992,162)	(2,305,653)	(267,792)	(575,579)	(4,263,541)	(9,817,592)	(322,491)	(675,482)
—	—	(2,362)	(10,561)	—	—	—	(6,860)
3,609,777	(1,211,471)	326,500	852,456	15,239,884	5,483,733	543,582	(624,140)
(5,891,844)	(6,207,529)	(1,621,017)	(1,770,800)	(20,804,641)	(20,232,405)	(1,984,969)	(2,176,081)
—	—	(6,564)	(29,818)	—	—	—	(21,875)
(5,891,844)	(6,207,529)	(1,627,581)	(1,800,618)	(20,804,641)	(20,232,405)	(1,984,969)	(2,197,956)
—	78,795	122,854	134,190	—	—	97,042	159,974
(2,282,067)	(7,340,205)	(1,178,227)	(813,972)	(5,564,757)	(14,748,672)	(1,344,345)	(2,662,122)
112,262,748	119,602,953	29,488,089	30,302,061	428,547,462	443,296,134	32,583,811	35,245,933
$109,980,681	$112,262,748	$ 28,309,862	$ 29,488,089	$422,982,705	$428,547,462	$ 31,239,466	$ 32,583,811
$ 1,708,581	$ 413,761	$ 331,145	$ 251,763	$ 5,762,952	$ 1,245,028	$ 421,041	$ 319,435

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2009

Statements of Changes in Net Assets (concluded)
	BlackRock New York Insured
	Municipal Income Trust (BSE)
	Year Ended August 31,
Increase (Decrease) in Net Assets:	2009	2008
Operations
Net investment income	$ 5,705,372	$ 6,193,181
Net realized gain (loss)	(2,546,471)	(653,991)
Net change in unrealized appreciation/depreciation	(34,905)	(3,146,975)
Dividends and distributions to Preferred Shareholders from:
Net investment income	(700,402)	(1,637,764)
Net realized gain	—	(82,413)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	2,423,594	672,038
Dividends and Distributions to Common Shareholders From
Net investment income	(4,652,443)	(4,505,354)
Net realized gain	—	(221,583)
Decrease in net assets resulting from dividends and distributions to Common Shareholders	(4,652,443)	(4,726,937)
Capital Share Transactions
Reinvestment of common dividends	39,052	72,019
Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(2,189,797)	(3,982,880)
Beginning of period	90,331,150	94,314,030
End of period	$ 88,141,353	$ 90,331,150
Undistributed net investment income	$ 1,109,388	$ 757,900

See Notes to Financial Statements.

50 ANNUAL REPORT

AUGUST 31, 2009

						The Massachusetts Health &
						Education Tax-Exempt Trust (MHE)
BlackRock New York		BlackRock New York		BlackRock Virginia
Municipal Bond Trust (BQH)		Municipal Income Trust II (BFY)		Municipal Bond Trust (BHV)			Period
						Year Ended	January 1, 2008	Year Ended
Year Ended August 31,		Year Ended August 31,		Year Ended August 31,		August 31,	to August 31,	December 31,
2009	2008	2009	2008	2009	2008	2009	2008	2007
$ 2,981,458	$ 3,123,151	$ 5,217,311	$ 5,330,243	$ 1,582,866	$ 1,723,577	$ 1,937,630	$ 1,371,557	$ 2,150,393
164,258	51,106	(95,748)	(987,855)	300,733	292,759	(594,998)	(142,627)	(90,387)
(841,495)	(1,618,246)	(1,684,868)	(1,764,010)	3,780	(1,013,968)	(398,553)	(1,202,802)	(1,821,519)
(371,954)	(796,921)	(757,706)	(1,408,467)	(153,097)	(457,881)	(315,726)	(408,081)	(718,637)
(3,799)	(19,635)	—	(35,412)	(84,115)	—	—	—	—
1,928,468	739,455	2,678,989	1,134,499	1,650,167	544,487	628,353	(381,953)	(480,150)
(2,335,251)	(2,552,826)	(3,927,976)	(3,827,367)	(1,388,620)	(1,394,947)	(1,469,268)	(918,874)	(1,378,312)
(10,873)	(62,036)	—	(84,756)	(247,310)	—	—	—	(5,635)
(2,346,124)	(2,614,862)	(3,927,976)	(3,912,123)	(1,635,930)	(1,394,947)	(1,469,268)	(918,874)	(1,383,947)
18,922	318,829	20,276	19,335	121,937	144,001	—	—	—
(398,734)	(1,556,578)	(1,228,711)	(2,758,289)	136,174	(706,459)	(840,915)	(1,300,827)	(1,864,097)
40,602,939	42,159,517	70,543,984	73,302,273	23,346,923	24,053,382	29,415,955	30,716,782	32,580,879
$ 40,204,205	$ 40,602,939	$ 69,315,273	$ 70,543,984	$ 23,483,097	$ 23,346,923	$ 28,575,040	$ 29,415,955	$ 30,716,782
$ 539,568	$ 265,371	$ 1,196,487	$ 664,858	$ 407,862	$ 433,606	$ 508,820	$ 356,896	$ 323,091

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2009

Financial Highlights	BlackRock California Insured Municipal Income Trust (BCK)
		Year Ended August 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 14.08	$ 14.66	$ 15.24	$ 15.22	$ 14.01
Net investment income	0.91[1]	0.95[1]	0.99	0.98	0.99
Net realized and unrealized gain (loss)	(0.31)	(0.57)	(0.59)	(0.01)	1.27
Dividends to Preferred Shareholders from net investment income	(0.12)	(0.27)	(0.28)	(0.24)	(0.15)
Net increase from investment operations	0.48	0.11	0.12	0.73	2.11
Dividends to Common Shareholders from net investment income	(0.70)	(0.69)	(0.70)	(0.71)	(0.90)
Net asset value, end of year	$ 13.86	$ 14.08	$ 14.66	$ 15.24	$ 15.22
Market price, end of year	$ 12.94	$ 12.95	$ 14.30	$ 14.61	$ 16.08
Total Investment Return[2]
Based on net asset value	4.76%	0.92%	0.76%	5.22%	15.62%
Based on market price	6.34%	(4.84)%	2.52%	(4.53)%	22.24%
Ratios to Average Net Assets Applicable to Common Shares
Total expenses[3]	1.43%	1.36%	1.24%	1.28%	1.30%
Total expenses after fees waived and before fees paid indirectly[3]	1.22%	1.07%	0.92%	0.97%	0.98%
Total expenses after fees waived and paid indirectly[3]	1.22%	1.07%	0.90%	0.95%	0.97%
Total expenses after fees waived and paid indirectly and excluding interest expense
and fees[3,4]	1.04%	1.00%	0.90%	0.95%	0.97%
Net investment income[3]	7.14%	6.54%	6.50%	6.58%	6.72%
Dividends paid to Preferred Shareholders	0.93%	1.85%	1.87%	1.63%	1.04%
Net investment income to Common Shareholders	6.21%	4.69%	4.63%	4.95%	5.68%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$ 73,133	$ 74,303	$ 77,338	$ 80,418	$ 80,289
Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	$ 31,325	$ 37,550	$ 46,500	$ 46,500	$ 46,500
Portfolio turnover	65%	35%	28%	20%	16%
Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	$ 83,366	$ 74,484	$ 66,591	$ 68,241	$ 68,170

1 Based on average shares outstanding.
2 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Do not reflect the effect of dividends to Preferred Shareholders.
4 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

52 ANNUAL REPORT

AUGUST 31, 2009

Financial Highlights		BlackRock California Municipal Bond Trust (BZA)
		Year Ended August 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 14.85	$ 15.35	$ 16.28	$ 16.19	$ 14.67
Net investment income	1.09[1]	1.12[1]	1.13	1.14	1.13
Net realized and unrealized gain (loss)	(0.49)	(0.41)	(0.82)	0.17	1.50
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.14)	(0.30)	(0.30)	(0.26)	(0.15)
Net realized gain	(0.00)[2]	—	—	—	—
Net increase from investment operations	0.46	0.41	0.01	1.05	2.48
Dividends and distributions to Common Shareholders from:
Net investment income	(0.79)	(0.91)	(0.94)	(0.96)	(0.96)
Net realized gain	(0.00)[2]	—	—	—	—
Total dividends and distributions to Common Shareholders	(0.79)	(0.91)	(0.94)	(0.96)	(0.96)
Net asset value, end of year	$ 14.52	$ 14.85	$ 15.35	$ 16.28	$ 16.19
Market price, end of year	$ 13.55	$ 14.48	$ 16.50	$ 18.05	$ 16.33
Total Investment Return[3]
Based on net asset value	4.57%	2.64%	(0.33)%	6.71%	17.71%
Based on market price	0.07%	(6.89)%	(3.37)%	17.30%	25.31%
Ratios to Average Net Assets Applicable to Common Shares
Total expenses[4]	1.62%	1.52%	1.41%	1.45%	1.50%
Total expenses after fees waived and before fees paid indirectly[4]	1.29%	1.11%	0.96%	0.98%	1.03%
Total expenses after fees waived and paid indirectly[4]	1.29%	1.11%	0.94%	0.96%	1.00%
Total expenses after fees waived and paid indirectly
and excluding interest expense and fees[4,5]	1.22%	1.09%	0.94%	0.96%	1.00%
Net investment income[4]	8.17%	7.31%	7.08%	7.20%	7.30%
Dividends paid to Preferred Shareholders	1.02%	1.98%	1.87%	1.64%	0.98%
Net investment income to Common Shareholders	7.15%	5.33%	5.21%	5.56%	6.32%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$ 49,495	$ 50,650	$ 51,983	$ 54,801	$ 54,265
Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	$ 22,450	$ 27,975	$ 29,975	$ 29,975	$ 29,975
Portfolio turnover	57%	24%	21%	16%	22%
Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	$ 80,117	$ 70,278	$ 68,364	$ 70,714	$ 70,263

1 Based on average shares outstanding.
2 Amount is less than $(0.01) per share.
3 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Do not reflect the effect of dividends to Preferred Shareholders.
5 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2009

Financial Highlights		BlackRock California Municipal Income Trust II (BCL)
		Year Ended August 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 14.03	$ 14.96	$ 15.72	$ 15.52	$ 13.77
Net investment income	1.02[1]	1.06[1]	1.07	1.08	1.09
Net realized and unrealized gain (loss)	(0.44)	(0.92)	(0.74)	0.16	1.75
Dividends to Preferred Shareholders from net investment income	(0.12)	(0.29)	(0.30)	(0.25)	(0.15)
Net increase from investment operations	0.46	(0.15)	0.03	0.99	2.69
Dividends to Common Shareholders from net investment income	(0.74)	(0.78)	(0.79)	(0.79)	(0.94)
Net asset value, end of year	$ 13.75	$ 14.03	$ 14.96	$ 15.72	$ 15.52
Market price, end of year	$ 12.75	$ 12.70	$ 14.44	$ 15.40	$ 14.26
Total Investment Return[2]
Based on net asset value	4.84%	(0.89)%	0.09%	6.93%	20.38%
Based on market price	7.39%	(7.05)%	(1.38)%	14.01%	11.09%
Ratios to Average Net Assets Applicable to Common Shares
Total expenses[3]	1.40%	1.29%	1.19%	1.24%	1.26%
Total expenses after fees waived and before fees paid indirectly[3]	1.21%	1.13%	0.96%	1.00%	1.02%
Total expenses after fees waived and paid indirectly[3]	1.21%	1.13%	0.95%	0.98%	1.01%
Total expenses after fees waived and paid indirectly and excluding interest expense
and fees[3,4]	1.07%	1.08%	0.95%	0.98%	1.01%
Net investment income[3]	8.13%	7.30%	6.81%	7.06%	7.46%
Dividends paid to Preferred Shareholders	0.99%	1.97%	1.89%	1.62%	1.00%
Net investment income to Common Shareholders	7.14%	5.33%	4.92%	5.44%	6.46%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$ 109,981	$ 112,263	$ 119,603	$ 125,525	$ 123,920
Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	$ 46,550	$ 59,750	$ 71,950	$ 71,950	$ 71,950
Portfolio turnover	66%	36%	30%	18%	21%
Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	$ 84,068	$ 71,981	$ 66,563	$ 68,625	$ 68,063

1 Based on average shares outstanding.
2 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Do not reflect the effect of dividends to Preferred Shareholders.
4 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

54 ANNUAL REPORT

AUGUST 31, 2009

Financial Highlights		BlackRock Maryland Municipal Bond Trust (BZM)
		Year Ended August 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 14.45	$ 14.91	$ 15.98	$ 16.11	$ 15.24
Net investment income	0.96[1]	1.07[1]	1.08	1.07	1.07
Net realized and unrealized gain (loss)	(0.68)	(0.36)	(0.99)	(0.08)	0.83
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.13)	(0.28)	(0.31)	(0.26)	(0.17)
Net realized gain	(0.00)[2]	(0.01)	(0.00)[2]	—	—
Net increase (decrease) from investment operations	0.15	0.42	(0.22)	0.73	1.73
Dividends and distributions to Common Shareholders from:
Net investment income	(0.79)	(0.87)	(0.85)	(0.86)	(0.86)
Net realized gain	(0.00)[2]	(0.01)	(0.00)[2]	—	—
Total dividends and distributions to Common Shareholders	(0.79)	(0.88)	(0.85)	(0.86)	(0.86)
Net asset value, end of year	$ 13.81	$ 14.45	$ 14.91	$ 15.98	$ 16.11
Market price, end of year	$ 15.35	$ 15.75	$ 17.43	$ 17.45	$ 15.96
Total Investment Return[3]
Based on net asset value	1.52%	2.60%	(1.85)%	4.57%	11.73%
Based on market price	3.53%	(4.33)%	5.08%	15.26%	12.53%
Ratios to Average Net Assets Applicable to Common Shares
Total expenses[4]	1.83%	1.70%	1.54%	1.64%	1.60%
Total expenses after fees waived and before fees paid indirectly[4]	1.50%	1.32%	1.10%	1.17%	1.13%
Total expenses after fees waived and paid indirectly[4]	1.50%	1.32%	1.07%	1.11%	1.11%
Total expenses after fees waived and paid indirectly and excluding interest expense
and fees[4,5]	1.39%	1.28%	1.07%	1.11%	1.11%
Net investment income[4]	7.62%	7.19%	6.87%	6.76%	6.82%
Dividends paid to Preferred Shareholders	1.04%	1.89%	1.94%	1.66%	1.05%
Net investment income to Common Shareholders	6.58%	5.30%	4.93%	5.10%	5.77%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$ 28,310	$ 29,488	$ 30,302	$ 32,354	$ 32,492
Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	$ 16,000	$ 16,000	$ 18,000	$ 18,000	$ 18,000
Portfolio turnover	9%	15%	7%	—	4%
Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	$ 69,235	$ 71,083	$ 67,089	$ 69,950	$ 70,138

1 Based on average shares outstanding.
2 Amount is less than $(0.01) per share.
3 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Do not reflect the effect of dividends to Preferred Shareholders.
5 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2009

Financial Highlights	BlackRock MuniHoldings New York Insured Fund, Inc. (MHN)
		Year Ended August 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 13.92	$ 14.40	$ 14.96	$ 15.54	$ 15.41
Net investment income[1]	0.94	0.98	1.00	1.03	1.04
Net realized and unrealized gain (loss)	(0.30)	(0.48)	(0.52)	(0.48)	0.21
Dividends to Preferred Shareholders from net investment income	(0.14)	(0.32)	(0.34)	(0.29)	(0.17)
Net increase from investment operations	0.50	0.18	0.14	0.26	1.08
Dividends to Common Shareholders from net investment income	(0.68)	(0.66)	(0.70)	(0.84)	(0.95)
Net asset value, end of year	$ 13.74	$ 13.92	$ 14.40	$ 14.96	$ 15.54
Market price, end of year	$ 12.89	$ 12.12	$ 13.53	$ 14.62	$ 15.28
Total Investment Return[2]
Based on net asset value	5.19%	1.74%	1.12%	1.98%	7.63%
Based on market price	13.34%	(5.72)%	(2.78)%	1.36%	15.66%
Ratios to Average Net Assets Applicable to Common Shares
Total expenses[3]	1.55%	1.65%	1.79%	1.73%	1.59%
Total expenses after fees waived[3]	1.35%	1.52%	1.71%	1.65%	1.52%
Total expenses after fees waived and excluding interest expense and fees[3,4]	1.05%	1.15%	1.15%	1.15%	1.14%
Net investment income[3]	7.45%	6.90%	6.65%	6.94%	6.71%
Dividends paid to Preferred Shareholders	1.09%	2.24%	2.29%	1.93%	1.09%
Net investment income to Common Shareholders	6.36%	4.66%	4.36%	5.01%	5.62%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$ 422,983	$ 428,547	$ 443,296	$ 460,638	$ 478,413
Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	$ 243,625	$ 252,875	$ 313,000	$ 313,000	$ 313,000
Portfolio turnover	18%	21%	24%	47%	33%
Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	$ 68,407	$ 67,379	$ 60,422[5]	$ 61,799[5]	$ 63,214[5]

1 Based on average shares outstanding.
2 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Do not reflect the effect of dividends to Preferred Shareholders.
4 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
5 Amounts have been recalculated to conform with current year presentation.

See Notes to Financial Statements.

56 ANNUAL REPORT

AUGUST 31, 2009

Financial Highlights		BlackRock New Jersey Municipal Bond Trust (BLJ)
		Year Ended August 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 14.16	$ 15.38	$ 16.33	$ 16.26	$ 14.71
Net investment income (loss)	1.05[1]	1.14[1]	1.15	1.16	1.16
Net realized and unrealized gain (loss)	(0.68)	(1.11)	(0.87)	0.18	1.48
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.14)	(0.29)	(0.29)	(0.24)	(0.15)
Net realized gain	—	(0.00)[2]	—	(0.02)	—
Net increase (decrease) from investment operations	0.23	(0.26)	(0.01)	1.08	2.49
Dividends and distributions to Common Shareholders from:
Net investment income	(0.86)	(0.95)	(0.94)	(0.95)	(0.94)
Net realized gain	—	(0.01)	—	(0.06)	—
Total dividends and distributions to Common Shareholders	(0.86)	(0.96)	(0.94)	(1.01)	(0.94)
Net asset value, end of year	$ 13.53	$ 14.16	$ 15.38	$ 16.33	$ 16.26
Market price, end of year	$ 13.59	$ 14.76	$ 16.90	$ 18.30	$ 15.98
Total Investment Return[3]
Based on net asset value	2.50%	(2.12)%	(0.61)%	6.77%	17.60%
Based on market price	(1.23)%	(7.15)%	(2.54)%	21.74%	22.22%
Ratios to Average Net Assets Applicable to Common Shares
Total expenses[4]	1.72%	1.67%	1.47%	1.59%	1.57%
Total expenses after fees waived and before fees paid indirectly[4]	1.36%	1.28%	1.03%	1.11%	1.10%
Total expenses after fees waived and paid indirectly[4]	1.36%	1.28%	1.00%	1.06%	1.08%
Total expenses after fees waived and paid indirectly and excluding interest expense
and fees[4,5]	1.34%	1.26%	1.00%	1.06%	1.08%
Net investment income[4]	8.55%	7.64%	7.11%	7.24%	7.44%
Dividends paid to Preferred Shareholders	1.14%	1.97%	1.79%	1.50%	0.98%
Net investment income to Common Shareholders	7.41%	5.67%	5.32%	5.74%	6.46%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$ 31,239	$ 32,584	$ 35,246	$ 37,263	$ 36,928
Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	$ 18,775	$ 19,200	$ 20,225	$ 20,225	$ 20,225
Portfolio turnover	28%	17%	35%	—	12%
Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	$ 66,600	$ 67,439	$ 68,578	$ 71,067	$ 70,649

1 Based on average shares outstanding.
2 Amount is less than $(0.01) per share.
3 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Do not reflect the effect of dividends to Preferred Shareholders.
5 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2009

Financial Highlights	BlackRock New York Insured Municipal Income Trust (BSE)
		Year Ended August 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 13.95	$ 14.58	$ 15.34	$ 15.30	$ 14.18
Net investment income	0.88[1]	0.96[1]	0.99	1.00	1.00
Net realized and unrealized gain (loss)	(0.39)	(0.60)	(0.72)	(0.01)	1.16
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.11)	(0.25)	(0.26)	(0.24)	(0.14)
Net realized gain	—	(0.01)	(0.02)	—	—
Net increase (decrease) from investment operations	0.38	0.10	(0.01)	0.75	2.02
Dividends and distributions to Common Shareholders from:
Net investment income	(0.72)	(0.70)	(0.70)	(0.71)	(0.90)
Net realized gain	—	(0.03)	(0.05)	—	—
Total dividends and distributions to Common Shareholders	(0.72)	(0.73)	(0.75)	(0.71)	(0.90)
Net asset value, end of year	$ 13.61	$ 13.95	$ 14.58	$ 15.34	$ 15.30
Market price, end of year	$ 13.15	$ 13.26	$ 14.12	$ 14.70	$ 15.35
Total Investment Return[2]
Based on net asset value	3.98%	0.80%	(0.06)%	5.46%	14.72%
Based on market price	5.70%	(1.07)%	1.01%	0.73%	15.92%
Ratios to Average Net Assets Applicable to Common Shares
Total expenses[3]	1.53%	1.34%	1.21%	1.25%	1.25%
Total expenses after fees waived and before fees paid indirectly[3]	1.33%	1.09%	0.90%	0.92%	0.93%
Total expenses after fees waived and paid indirectly[3]	1.33%	1.09%	0.89%	0.90%	0.92%
Total expenses after fees waived and paid indirectly and excluding interest expense
and fees[3,4]	1.05%	0.99%	0.89%	0.90%	0.92%
Net investment income[3]	7.16%	6.59%	6.53%	6.63%	6.77%
Dividends paid to Preferred Shareholders	0.88%	1.74%	1.69%	1.58%	0.96%
Net investment income to Common Shareholders	6.28%	4.85%	4.84%	5.05%	5.81%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$ 88,141	$ 90,331	$ 94,314	$ 99,255	$ 98,853
Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	$ 40,575	$ 41,675	$ 56,000	$ 56,000	$ 56,000
Portfolio turnover	23%	24%	30%	9%	21%
Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	$ 79,309	$ 79,196	$ 67,107	$ 69,324	$ 69,138

1 Based on average shares outstanding.

2 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

3 Do not reflect the effect of dividends to Preferred Shareholders.

4 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

58 ANNUAL REPORT

AUGUST 31, 2009

Financial Highlights		BlackRock New York Municipal Bond Trust (BQH)
		Year Ended August 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 14.71	$ 15.39	$ 16.02	$ 16.09	$ 15.09
Net investment income	1.08[1]	1.14[1]	1.14	1.13	1.13
Net realized and unrealized gain (loss)	(0.24)	(0.57)	(0.56)	(0.02)	0.95
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.14)	(0.29)	(0.29)	(0.25)	(0.15)
Net realized gain	(0.00)[2]	(0.01)	—	—	—
Net increase from investment operations	0.70	0.27	0.29	0.86	1.93
Dividends and distributions to Common Shareholders from:
Net investment income	(0.85)	(0.93)	(0.92)	(0.93)	(0.93)
Net realized gain	(0.00)[2]	(0.02)	—	—	—
Total dividends and distributions to Common Shareholders	(0.85)	(0.95)	(0.92)	(0.93)	(0.93)
Net asset value, end of year	$ 14.56	$ 14.71	$ 15.39	$ 16.02	$ 16.09
Market price, end of year	$ 14.32	$ 14.62	$ 16.32	$ 16.81	$ 15.85
Total Investment Return[3]
Based on net asset value	5.97%	1.62%	1.52%	5.51%	13.56%
Based on market price	4.87%	(4.76)%	2.60%	12.39%	20.83%
Ratios to Average Net Assets Applicable to Common Shares
Total expenses[4]	1.61%	1.63%	1.47%	1.56%	1.56%
Total expenses after fees waived and before fees paid indirectly[4]	1.30%	1.25%	1.02%	1.09%	1.08%
Total expenses after fees waived and paid indirectly[4]	1.30%	1.25%	1.00%	1.06%	1.06%
Total expenses after fees waived and paid indirectly and excluding interest expense
and fees[4,5]	1.25%	1.23%	1.00%	1.06%	1.06%
Net investment income	8.06%	7.45%	7.16%	7.16%	7.20%
Dividends paid to Preferred Shareholders	1.01%	1.90%	1.81%	1.60%	0.97%
Net investment income to Common Shareholders	7.05%	5.55%	5.35%	5.56%	6.23%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$ 40,204	$ 40,603	$ 42,160	$ 43,541	$ 43,460
Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	$ 22,125	$ 22,400	$ 24,200	$ 24,200	$ 24,200
Portfolio turnover	30%	19%	23%	12%	3%
Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	$ 70,431	$ 70,327	$ 68,560	$ 69,985	$ 69,899

1 Based on average shares outstanding.
2 Amount is less than ($0.01) per share.
3 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Do not reflect the effect of dividends to Preferred Shareholders.
5 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2009

Financial Highlights		BlackRock New York Municipal Income Trust II (BFY)
		Year Ended August 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 14.28	$ 14.84	$ 15.47	$ 15.23	$ 14.16
Net investment income	1.06[1]	1.08[1]	1.07	1.06	1.04
Net realized and unrealized gain (loss)	(0.36)	(0.55)	(0.67)	0.14	1.07
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.15)	(0.29)	(0.30)	(0.25)	(0.15)
Net realized gain	—	(0.01)	—	—	—
Net increase from investment operations	0.55	0.23	0.10	0.95	1.96
Dividends and distributions to Common Shareholders from:
Net investment income	(0.80)	(0.77)	(0.73)	(0.71)	(0.89)
Net realized gain	—	(0.02)	—	—	—
Total dividends and distributions to Common Shareholders	(0.80)	(0.79)	(0.73)	(0.71)	(0.89)
Net asset value, end of year	$ 14.03	$ 14.28	$ 14.84	$ 15.47	$ 15.23
Market price, end of year	$ 14.00	$ 13.60	$ 14.22	$ 14.38	$ 14.02
Total Investment Return[2]
Based on net asset value	5.23%	1.70%	0.69%	6.93%	14.46%
Based on market price	10.26%	1.08%	3.80%	7.97%	8.91%
Ratios to Average Net Assets Applicable to Common Shares
Total expenses[3]	1.33%	1.30%	1.25%	1.29%	1.30%
Total expenses after fees waived and before fees paid indirectly[3]	1.16%	1.13%	1.01%	1.05%	1.05%
Total expenses after fees waived and paid indirectly[3]	1.16%	1.13%	1.00%	1.02%	1.04%
Total expenses after fees waived and paid indirectly and excluding interest expense
and fees[3,4]	1.16%	1.13%	1.00%	1.02%	1.04%
Net investment income[3]	8.17%	7.33%	6.92%	6.96%	7.04%
Dividends paid to Preferred Shareholders	1.19%	1.94%	1.94%	1.66%	0.99%
Net investment income to Common Shareholders	6.98%	5.39%	4.98%	5.30%	6.05%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$ 69,315	$ 70,544	$ 73,302	$ 76,393	$ 75,193
Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	$ 44,475	$ 44,650	$ 44,650	$ 44,650	$ 44,650
Portfolio turnover	16%	12%	27%	22%	27%
Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	$ 63,965	$ 64,508	$ 66,048	$ 67,775	$ 67,113

1 Based on average shares outstanding.
2 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Do not reflect the effect of dividends to Preferred Shareholders.
4 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

60 ANNUAL REPORT

AUGUST 31, 2009

Financial Highlights		BlackRock Virginia Municipal Bond Trust (BHV)
		Year Ended August 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 15.03	$ 15.57	$ 16.35	$ 16.34	$ 15.47
Net investment income	1.02[1]	1.11[1]	1.11	1.10	1.10
Net realized and unrealized gain (loss)	0.20	(0.45)	(0.68)	0.04	0.80
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.10)	(0.30)	(0.27)	(0.26)	(0.16)
Net realized gain	(0.05)	—	(0.02)	—	—
Net increase from investment operations	1.07	0.36	0.14	0.88	1.74
Dividends and distributions to Common Shareholders from:
Net investment income	(0.89)	(0.90)	(0.87)	(0.87)	(0.87)
Net realized gain	(0.16)	—	(0.05)	—	—
Total dividends and distributions to Common Shareholders	(1.05)	(0.90)	(0.92)	(0.87)	(0.87)
Net asset value, end of year	$ 15.05	$ 15.03	$ 15.57	$ 16.35	$ 16.34
Market price, end of year	$ 17.50	$ 19.50	$ 17.85	$ 18.45	$ 17.30
Total Investment Return[2]
Based on net asset value	6.94%	1.59%	0.21%	5.30%	11.52%
Based on market price	(4.16)%	14.97%	1.80%	12.23%	19.07%
Ratios to Average Net Assets Applicable to Common Shares
Total expenses[3]	1.75%	1.70%	1.58%	1.68%	1.67%
Total expenses after fees waived and before fees paid indirectly[3]	1.45%	1.34%	1.14%	1.22%	1.20%
Total expenses after fees waived and paid indirectly[3]	1.45%	1.34%	1.09%	1.15%	1.18%
Total expenses after fees waived and paid indirectly and excluding interest expense
and fees[3,4]	1.37%	1.31%	1.09%	1.15%	1.18%
Net investment income[3]	7.43%	7.14%	6.85%	6.83%	6.90%
Dividends paid to Preferred Shareholders	0.72%	1.90%	1.69%	1.60%	1.00%
Net investment income to Common Shareholders	6.71%	5.24%	5.16%	5.23%	5.90%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$ 23,483	$ 23,347	$ 24,053	$ 25,097	$ 24,966
Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	$ 11,675	$ 12,175	$ 13,525	$ 13,525	$ 13,525
Portfolio turnover	32%	11%	12%	5%	5%
Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	$ 75,286	$ 72,948	$ 69,463	$ 71,404	$ 71,158

1 Based on average shares outstanding.
2 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Do not reflect the effect of dividends to Preferred Shareholders.
4 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2009

Financial Highlights		The Massachusetts Health & Education Tax-Exempt Trust (MHE)
		Period
		January 1,
	Year Ended	2008 to
	August 31,	August 31,	Year Ended December 31,
	2009	2008	2007	2006	2005	2004[1]
Per Share Operating Performance
Net asset value, beginning of period	$ 12.55	$ 13.10	$ 13.90	$ 13.59	$ 13.74	$ 13.91
Net investment income[2]	0.83	0.59	0.92	0.90	0.83	0.82
Net realized and unrealized gain (loss)	(0.43)	(0.58)	(0.82)	0.47	0.15	0.08
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.13)	(0.17)	(0.31)	(0.25)	(0.11)	(0.03)
Net realized gain	—	—	—	(0.03)	(0.01)	(0.01)
Net increase (decrease) from investment operations	0.27	(0.16)	(0.21)	1.09	0.86	0.86
Dividends and distributions to Common Shareholders from:
Net investment income	(0.63)	(0.39)	(0.59)	(0.68)	(0.78)	(0.87)
Net realized gain	—	—	(0.00)[3]	(0.10)	(0.13)	(0.16)
Total dividends and distributions to Common Shareholders	(0.63)	(0.39)	(0.59)	(0.78)	(0.91)	(1.03)
Capital charges with respect to issuance of Preferred Shares	—	—	—	—	(0.10)	—
Net asset value, end of period	$ 12.19	$ 12.55	$ 13.10	$ 13.90	$ 13.59	$ 13.74
Market price, end of period	$ 12.00	$ 11.22	$ 11.95	$ 13.10	$ 13.60	$ 16.24
Total Investment Return[3]
Based on net asset value	3.29%	(1.01)%[4]	(1.23)%	8.30%	5.46%	6.08%
Based on market price	13.73%	(2.99)%[4]	(4.40)%	1.99%	(10.71)%	14.29%
Ratios to Average Net Assets Applicable to Common Shares
Total expenses[5]	1.54%	1.77%[6]	1.47%	1.64%	1.30%	1.45%
Total expenses after fees waived and paid indirectly[5]	1.54%	1.77%[6]	1.47%	1.64%	1.30%	1.45%
Total expenses after fees waived and paid indirectly and excluding interest
expense and fees[5,7]	1.45%	1.73%[6]	1.47%	1.64%	1.30%	1.45%
Net investment income[5]	7.50%	6.82%[6]	6.78%	6.61%	6.00%	5.97%
Dividends paid to Preferred Shareholders	1.22%	2.03%[6]	2.27%	2.07%	0.76%	0.24%
Net investment income Common Shareholders	6.28%	4.79%[6]	4.51%	4.54%	5.24%	5.73%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$ 28,575	$ 29,416	$ 30,717	$ 32,581	$ 31,792	$ 32,076
Preferred Shares outstanding at $50,000 liquidation preference,
end of period (000)	$ 18,500	$ 18,500	$ 20,000	$ 20,000	$ 20,000	$ 10,000
Portfolio turnover	12%	5%	18%	9%	16%	21%
Asset coverage per Preferred Share at $50,000 liquidation preference,
end of period	$ 127,234	$ 129,523	$ 126,835[8]	$ 131,484[8]	$ 129,506[8]	$210,378[8]

1 On September 1, 2004, Fund Asset Management, L.P. became the investment advisor, which combined with BlackRock, Inc. on September 26, 2006.
2 Based on average shares outstanding.
3 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 Do not reflect the effect of dividends to Preferred Shareholders.
6 Annualized.
7 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
8 Amounts have been recalculated to conform with current period presentation.

See Notes to Financial Statements.

62 ANNUAL REPORT

AUGUST 31, 2009

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock California Insured Municipal Income Trust (“BCK”), BlackRock
MuniHoldings New York Insured Fund, Inc. (“MHN”), BlackRock New York
Insured Municipal Income Trust (“BSE”) (collectively the “Insured Trusts”),
BlackRock California Municipal Bond Trust (“BZA”), BlackRock Maryland
Municipal Bond Trust (“BZM”), BlackRock New Jersey Municipal Bond Trust
(“BLJ”), BlackRock New York Municipal Bond Trust (“BQH”), BlackRock
Virginia Municipal Bond Trust (“BHV”) (collectively the “Bond Trusts”),
BlackRock California Municipal Income Trust II (“BCL”) and BlackRock New
York Municipal Income Trust II (“BFY”) (collectively the “Income II Trusts”), and The Massachusetts Health & Education Tax-Exempt Trust (“MHE”)
(all, collectively the “Trusts” or individually as the “Trust”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”)
as non-diversified, closed-end management investment companies. All
Trusts are organized as Delaware statutory trusts except MHN and MHE, which are organized as a Maryland corporation and a Massachusetts business trust, respectively. The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United
States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Board of
Directors and the Boards of Trustees of the Trusts are referred to throughout this report as the “Board of Trustees” or the “Board.” Each Trust determines, and makes available for publication the net asset value of its Common
Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Trusts:

Valuation of Investments: Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services selected under the supervision of each Trust’s Board. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Swap agreements are valued by utilizing quotes received daily by each Trust’s pricing service or through brokers, which are derived using daily swap curves and trades of underlying securities. Financial futures contracts traded on exchanges are valued at their last sale price. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or are not available, the investment will be valued by a method approved by each Trust’s Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value
Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Trust might reasonably expect to receive from the cur-
rent sale of that asset in an arm’s length transaction. Fair value determina-
tions shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Forward Commitments and When-Issued Delayed Delivery Securities: The
Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date.
Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed-
delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized gain of the commitment, which is shown on the Schedules of Investments, if any.

Municipal Bonds Transferred to Tender Option Bond Trusts: The Trusts
leverage their assets through the use of tender option bond trusts (“TOBs”).
A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Trust has con-
tributed bonds. A TOB typically issues two classes of beneficial interests:
short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by a Trust include the right of the Trust (1) to cause the holders of a propor-
tional share of the floating rate certificates to tender their certificates at par, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to the Trust. The TOB may also be terminated without the consent of the Trust upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quar-
terly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to the Trust, which typically invests the cash in additional municipal bonds. Each Trust’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing, there-
fore the municipal bonds deposited into a TOB are presented in the Trust’s
Schedules of Investments and the proceeds from the issuance of the short-term floating rate certificates are shown as trust certificates in the
Statements of Assets and Liabilities.

Interest income from the underlying security is recorded by the Trusts on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Trusts. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At August 31, 2009, the aggregate value of the underly-
ing municipal bonds transferred to TOBs, the related liability for trust

ANNUAL REPORT

AUGUST 31, 2009

Notes to Financial Statements (continued)

certificates and the range of interest rates on the liability for trust certificates were as follows:

Underlying
	Municipal Bonds	Liability	Range of
	Transferred	for Trust	Interest
	to TOBs	Certificates	Rates
BCK	$ 21,366,590	$10,989,205	0.29% – 0.64%
BZA	$ 13,730,882	$ 7,508,477	0.29% – 0.39%
BCL	$ 42,240,468	$23,186,647	0.29% – 0.49%
BZM	$ 3,101,520	$ 1,500,000	0.54%
MHN	$108,448,315	$57,289,626	0.30% – 0.84%
BLJ	$ 634,533	$ 419,783	0.45%
BSE	$ 17,781,956	$10,408,504	0.30% – 0.84%
BQH	$ 2,969,261	$ 1,549,115	0.30% – 0.49%
BFY	$ 261,775	$ 159,940	0.30%
BHV	$ 3,113,231	$ 1,499,291	0.16% – 0.29%
MHE	$ 2,074,257	$ 1,339,595	0.54%

For the year ended August 31, 2009, the Trusts’ average trust certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average Trust	Daily Weighted
	Certificates	Average
	Outstanding	Interest Rate
BCK	$ 6,630,432	1.65%
BZA	$ 2,967,572	1.03%
BCL	$12,684,137	1.11%
BZM	$ 1,579,431	1.84%
MHN	$58,071,966	1.97%
BLJ	$ 258,308	2.48%
BSE	$10,302,625	2.18%
BQH	$ 1,413,511	1.30%
BFY	$ 28,121	0.52%
BHV	$ 1,153,941	1.17%
MHE	$ 1,386,693	1.58%

Should short-term interest rates rise, the Trusts’ investments in TOBs may adversely affect the Trusts’ investment income and distributions to Common
Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB may adversely affect the Trusts’ net asset value per share.

Zero-Coupon Bonds: Each Trust may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”)
require that a Trust either delivers collateral or segregates assets in connec-
tion with certain investments (e.g., financial futures contracts and swap agree-
ments) each Trust will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.
Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments (e.g., financial futures contracts and swap agreements). As part of these agreements, when the value of these investments achieves a previously agreed upon value (minimum transfer amount), each party may be required to deliver additional collateral.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the trans-
actions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual method. Each Trust amortizes all premiums and discounts on debt securities.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Dividends and distributions to Preferred
Shareholders are accrued and determined as described in Note 7.

Income Taxes: It is each Trust’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.
Therefore, no federal income tax provision is required.

Each Trust files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limita-
tions on the Trusts’ US federal tax returns remains open for each of the four years ended August 31, 2009 (two years ended December 31, 2007 and the period ended August 31, 2008 and year ended August 31, 2009 for
MHE). The statutes of limitations on the Trusts’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In June 2009, Statement of Financial
Accounting Standards No. 166, “Accounting for Transfers of Financial Assets
— an amendment of FASB Statement No. 140” (“FAS 166”), was issued.
FAS 166 is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows;
and a transferor’s continuing involvement, if any, in transferred financial assets. FAS 166 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of FAS 166 must be applied to transfers occurring on or after the effective date.
Additionally, the disclosure provisions of FAS 166 should be applied to transfers that occurred both before and after the effective date of FAS 166.
The impact of FAS 166 on the Trusts’ financial statement disclosures, if any, is currently being assessed.

Deferred Compensation and BlackRock Closed-End Share Equivalent
Investment Plan: Under the deferred compensation plan approved by each Trust’s Board, non-interested Trustees (“Independent Trustees”)
may defer a portion of their annual complex-wide compensation.
Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of other certain BlackRock
Closed-End Funds selected by the Independent Trustees. This has approxi-
mately the same economic effect for the Independent Trustees as if the
Independent Trustees had invested the deferred amounts directly in other certain BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each

64 ANNUAL REPORT

AUGUST 31, 2009

Notes to Financial Statements (continued)

Trust. Each Trust may, however, elect to invest in common shares of other certain BlackRock Closed-End Funds selected by the Independent Trustees in order to match its deferred compensation obligations. Investments to cover each Trust’s deferred compensation liability are included in other assets in the Statements of Assets and Liabilities. Dividends and distribu-
tions from the BlackRock Closed-End Fund investments under the plan are included in income — affiliated in the Statements of Operations.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.
Pursuant to the terms of certain custody agreements, custodian fees may be reduced by amounts calculated on uninvested cash balances, which are shown as fees paid indirectly in the Statements of Operations.

2. Derivative Financial Instruments:

The Trusts may engage in various portfolio investment strategies both to increase the returns of the Trusts and to economically hedge, or protect, their exposure to interest rate risk. Losses may arise if the value of the con-
tract decreases due to an unfavorable change in the value of the underly-
ing security, or if the counterparty does not perform under the contract. The
Trusts may mitigate counterparty risk through master netting agreements included within an International Swap and Derivatives Association, Inc.
(“ISDA”) Master Agreement between a Trust and each of its counterparties.
The ISDA Master Agreement allows each Trust to offset with its counterparty certain derivative financial instruments’ payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Trusts from their counterparties are not fully collateralized contractually or otherwise, the Trusts bear the risk of loss from counterparty non-performance. See
Note 1 “Segregation and Collateralization” for information with respect to collateral practices.

The Trusts’ maximum risk of loss from counterparty credit risk on over-the-
counter derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Trusts. Certain ISDA
Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event a Trust’s net assets decline by stated percentages or a Trust fails to meet the terms of its ISDA Master Agreements, which would cause the Trust to accelerate pay-
ment of any net liability owed to the counterparty. Counterparty risk related to exchange-traded financial futures contracts is minimal because of the protection against defaults provided by the exchange on which they trade.

Financial Futures Contracts: The Trusts may purchase or sell financial futures contracts and options on financial futures contracts to gain expo-
sure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Trusts as unrealized gains or losses. When the contract is closed, the
Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Swaps: The Trusts may enter into swap agreements, in which a Trust and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Trusts are recorded in the Statements of Operations as realized gains or losses, respectively. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Trusts will record a realized gain or loss equal to the dif-
ference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Such risks involve the possi-
bility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

• Forward interest rate swaps — The Trusts may enter into forward interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). In a forward inter-
est rate swap, each Trust and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. The Trusts generally intend to close each forward interest rate swap before the effective date specified in the agreement and therefore avoid entering into the interest rate swap underlying each forward interest rate swap.

Derivatives Not Accounted for as Hedging Instruments under Financial Accounting Standards Board Statement of Financial Accounting Standards
No. 133, “Accounting for Derivative Instruments and Hedging Activities”

The Effect of Derivative Instruments on the Statements of Operations Year Ended August 31, 2009*

Net Realized Gain (Loss) From Derivatives Recognized in Income

	BCK	BZA	BCL	MHN	BSE	BQH	BFY	MHE
Interest rate contracts:
Financial futures contracts	$ 29,468	$ 23,574	$ 47,148	$ 67,701	$ 12,943	$ 5,974	$ 10,952	—
Forward interest rate swaps	—	—	(521,411)	—	—	—	—	$ (99,000)
Total	$ 29,468	$ 23,574	$(474,263)	$ 67,701	$ 12,943	$ 5,974	$ 10,952	$ (99,000)
Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

	BCL	MHE
Interest rate contracts:
Forward interest rate swaps	$ 375,543	$ 83,017

* As of August 31, 2009, there were no financial futures contracts or forward interest rate swaps outstanding. During the year ended August 31, 2009, the Trusts had limited activity in these transactions.

ANNUAL REPORT

AUGUST 31, 2009

Notes to Financial Statements (continued)

3. Investment Advisory Agreement and Other Transactions
with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America
Corporation (“BAC”) are the largest stockholders of BlackRock, Inc.
(“BlackRock”). BAC became a stockholder of BlackRock following its acqui-
sition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1, 2009.
Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Trusts under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

Each Trust entered into an Investment Advisory Agreement with BlackRock
Advisors, LLC (the “Manager”) the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee at an annual rate of 0.50%
for MHE, 0.55% for the Insured Trusts and Income II Trusts and 0.65% for
the Bond Trusts. Each Trust’s monthly fees are based upon average weekly net assets except MHN and MHE, which are based upon average daily net assets. Average daily or weekly net assets is the average daily or weekly value of each Trust’s total assets minus the sum of its accrued liabilities.

The Manager has voluntarily agreed to waive its advisory fee on the pro-
ceeds of Preferred Shares and TOBs that exceed 35% of the average daily net assets of MHN. For the year ended August 31, 2009, the Manager waived $750,376, which is included in fees waived by advisor in the
Statements of Operations.

The Manager has voluntarily agreed to waive a portion of the investment advisory fee for certain other funds. With respect to BCK and BSE, the waiver, as a percentage of average weekly net assets is as follows: 0.15%
through October 2008, 0.10% through October 2009, and 0.05% through
October 2010. With respect to the Bond Trusts, the waiver, as a percentage of average weekly net assets, is as follows: 0.20% through April 2009,
0.15% through April 2010, 0.10% through April 2011 and 0.05% through
April 2012. With respect to the Income II Trusts, the waiver, as a percentage of average weekly net assets, is 0.10% through July 2009, and 0.05%
through July 2012. For the year ended August 31, 2009, the Manager waived the following amounts, which are included in fees waived by advisor in the Statements of Operations:

Fees Waived
by Manager
BCK	$120,102
BZA	$137,778
BCL	$163,382
BZM	$ 79,168
BLJ	$ 86,770
BSE	$142,811
BQH	$106,992
BFY	$103,629
BHV	$ 63,057

Additionally, the Manager has agreed to waive its advisory fees by the amount of investment advisory fees each Trust pays to the Manager indi-
rectly through its investment in affiliated money market funds, which are included in fees waived by advisor in the Statements of Operations. For the year ended August 31, 2009, the amounts waived were as follows:

Fees Waived
by Manager
BCK	$ 23,867
BZA	$ 10,690
BCL	$ 30,697
BZM	$ 5,682
MHN	$ 49,641
BLJ	$ 12,149
BSE	$ 12,225
BQH	$ 8,931
BFY	$ 7,074

The Manager has entered into a separate sub-advisory agreement with
BlackRock Investment Management, LLC (“BRIM”) for MHN and MHE and
BlackRock Financial Management, Inc. (“BFM”) for all other Trusts. BRIM and BFM are affiliates of the Manager. The Manager pays BRIM and BFM for services they provide, a monthly fee that is a percentage of the invest-
ment advisory fee paid by each Trust to the Manager.

For the year ended August 31, 2009, the Trusts reimbursed the Manager for certain accounting services in the following amounts, which are included in accounting services in the Statements of Operations:

Reimbursement
BCK	$ 2,213
BZA	$ 1,574
BCL	$ 3,421
BZM	$ 887
MHN	$14,061
BLJ	$ 954
BSE	$ 2,634
BQH	$ 1,116
BFY	$ 2,251
BHV	$ 705
MHE	$ 934

Certain officers and/or trustees of the Trusts are officers and/or directors of
BlackRock or its affiliates. The Trusts reimburse the Manager for compensa-
tion paid to the Trusts’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2009 were as follows:

	Purchases	Sales
BCK	$ 68,622,326	$ 67,256,702
BZA	$ 41,935,060	$ 40,969,301
BCL	$105,574,078	$104,252,096
BZM	$ 4,242,707	$ 3,618,301
MHN	$123,353,204	$147,996,487
BLJ	$ 12,387,840	$ 13,295,234
BSE	$ 29,517,296	$ 36,478,866
BQH	$ 17,940,893	$ 18,470,768
BFY	$ 20,206,961	$ 16,894,659
BHV	$ 12,559,749	$ 10,647,110
MHE	$ 4,891,650	$ 9,942,722

66 ANNUAL REPORT

AUGUST 31, 2009

Notes to Financial Statements (continued)

5. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of August 31,2009 attributable to amortization methods on fixed income securities, the book to tax difference on the sale of residual interests in tender option bond trusts, the expiration of capital loss carryforwards and the tax classification of distributions received from a regulated investment company were reclassified to the following accounts:

	BCK	BZA	BCL	BZM	MHN	BLJ	BSE	BQH	BFY	BHV	MHE
Paid-in capital	—	—	—	—	$(17,253,223)	—	—	—	—	$ (942)	—
Undistributed net investment
income	$(2,030)	$(6)	—	$(206)	$ 533,905	$(193)	$(1,039)	$(56)	—	$(66,893)	$(712)
Accumulated net realized
gain (loss)	$ 2,030	$ 6	—	$ 206	$ 16,719,318	$ 193	$ 1,039	$ 56	—	$ 67,835	$ 712

The tax character of distributions paid during the fiscal years ended August 31, 2009 and August 31, 2008, the fiscal period ended August 31, 2008, and the fiscal year ended December 31, 2007 was as follows:

	BCK	BZA	BCL	BZM	MHN	BLJ	BSE	BQH	BFY	BHV	MHE
Tax-exempt income
8/31/2009	$4,332,676	$3,154,193	$6,884,006	$1,888,814 $24,970,495		$2,307,460	$5,352,845	$2,707,205	$4,685,682	$1,540,904	$1,753,424
8/31/2008	5,060,164	3,981,070	8,339,031	2,261,125 30,049,997		2,765,306	6,143,118	3,241,520	5,062,849	1,789,269	—
1/1/2008 – 8/31/2008	—	—	—	—	—	—	—	—	—	—	1,326,955
1/1/2007 – 12/31/2007	—	—	—	—	—	—	—	—	—	—	2,096,949
Ordinary income
8/31/2009	—	—	—	— $	97,687	—	—	—	—	$ 76,533	$ 31,570
8/31/2008	—	$ 152,539	$ 174,151	$ 85,254	—	$ 86,258	—	$ 108,227	$ 172,985	$ 63,559	—
1/1/2008 – 8/31/2008	—	—	—	—	—	—	—	—	—	—	—
1/1/2007 – 12/31/2007	—	—	—	—	—	—	—	—	—	—	2,691
Long-term capital gains
8/31/2009	—	$ 14,864	—	$ 8,921	—	—	—	$ 14,672	—	$ 255,705	—
8/31/2008	—	—	—	40,379	—	$ 28,734	$ 303,996	81,671	$ 120,168	—	—
1/1/2008 – 8/31/2008	—	—	—	—	—	—	—	—	—	—	—
1/1/2007 – 12/31/2007	—	—	—	—	—	—	—	—	—	—	$ 2,944
Total distributions
8/31/2009	$4,332,676	$3,169,057	$6,884,006	$1,897,735 $25,068,182		$2,307,460	$5,352,845	$2,721,877	$4,685,682	$1,873,142	$1,784,994
8/31/2008	$5,060,164	$4,133,609	$8,513,182	$2,386,758 $30,049,997		$2,880,298	$6,447,114	$3,431,418	$5,356,002	$1,852,828	—
1/1/2008 – 8/31/2008	—	—	—	—	—	—	—	—	—	—	$1,326,955
1/1/2007 – 12/31/2007	—	—	—	—	—	—	—	—	—	—	$2,102,584
As of August 31, 2009 the tax components of accumulated earnings (losses) were as follows:
	BCK	BZA	BCL	BZM	MHN	BLJ	BSE	BQH	BFY	BHV	MHE
Undistributed
tax-exempt income	$ 811,709	$ 512,687	$ 1,506,657	$ 235,351 $	5,389,051 $ 267,604		$1,062,688	$ 415,832	$1,041,665	$ 322,995 $ 418,349
Undistributed ordinary
income	—	—	—	—	—	25,017	—	40,487	—	—	91,140
Undistributed long-term net
capital gains	—	—	—	—	—	—	—	231,756	—	261,647	—
Capital loss carryforwards	(594,868)	—	(3,885,639)	(150,609) (23,714,528)		(345,064)	(1,631,721)	—	(707,643)	—	(696,782)
Net unrealized
gains (losses)*	(1,925,521)	572,478	(1,132,513)	(815,238) (15,504,647)		(1,442,522)	(3,181,108)	312,998	(1,097,842)	734,320	(921,599)
Total accumulated net
earnings (losses)	$(1,708,680)	$1,085,165	$(3,511,495)	$(730,496)$(33,830,124)$(1,494,965) $(3,750,141)				$1,001,073	$ (763,820) $1,318,962 $(1,108,892)

* The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the deferral of post-October capital losses for tax pur-
poses, the timing and recognition of partnership income, the difference between the book and tax treatment of residual interests in tender option bond trusts, the deferral of com-
pensation to trustees, and other book-tax temporary differences.

As of August 31, 2009, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires	BCK	BCL	BZM	MHN	BLJ	BSE	BFY	MHE
2010	—	—	—	—	—	—	—	—
2011	—	—	—	—	—	—	—	—
2012	—	$3,224,992	—	—	—	—	—	—
2013	$242,956	—	—	$15,054,033	—	—	—	—
2014	—	—	—	1,097,743	—	—	—	—
2015	—	360,789	—	2,782,666	—	—	$ 70,160	$ 35,869
2016	351,912	113,830	—	710,089	$ 25,168	—	383,137	285,683
2017	—	186,028	$150,609	4,069,997	319,896	$1,631,721	254,346	375,230
Total	$594,868	$3,885,639	$150,609	$23,714,528	$345,064	$1,631,721	$707,643	$696,782

ANNUAL REPORT

AUGUST 31, 2009

Notes to Financial Statements (continued)

6. Concentration, Market and Credit Risk:

Each Trust invests a substantial amount of its assets in issuers located in a single state or limited number of states. Please see the Schedules of
Investments for concentration in specific states.

Many municipalities insure repayment of their bonds, which reduces the risk of loss due to issuer default. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securi-
ties are owned by the Trusts; conditions affecting the general economy;
overall market changes; local, regional or global political, social or eco-
nomic instability; and currency and interest rate and price fluctuations.
Similar to credit risk, the Trusts may be exposed to counterparty risk, or the risk that an entity with which the Trusts have unsettled or open transactions may default. Financial assets, which potentially expose the Trusts to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Trusts’ exposure to credit and coun-
terparty risks with respect to these financial assets is approximated by their value recorded in the Trusts’ Statements of Assets and Liabilities.

7. Capital Share Transactions:

The Trusts, except MHN, are authorized to issue an unlimited number of shares (200 million shares for MHN), all of which were initially classified as Common Shares. The par value for the Trusts, except MHN and MHE, is
$0.001 per share ($0.10 for MHN and $0.01 for MHE). Each Trust’s Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders.

Common Shares

Shares issued and outstanding during the years ended August 31, 2009 and 2008 increased by the following amounts as a result of dividend reinvestment:

	Year Ended
	August 31,
	2009	2008
BCK	—	1,344
BZA	—	22,468
BCL	—	5,688
BZM	9,282	8,599
BLJ	7,624	10,138
BSE	2,972	5,180
BQH	1,342	20,407
BFY	1,492	1,272
BHV	7,591	8,252

Shares issued and outstanding remained constant for MHN for the years ended August 31, 2009 and 2008. Shares issued and outstanding remained constant for MHE for the year ended August 31, 2009, the period January 1, 2008 to August 31, 2008 and the year ended
December 31, 2007.

Preferred Shares

The Preferred Shares are redeemable at the option of each Trust, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared.
The Preferred Shares are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Trust, as set forth in each Trust’s Statements of
Preferences/Articles Supplementary/Certificates of Designation/Certificate of
Vote of Trustees, as applicable (the “Governing Instrument”) are not satisfied.

From time to time in the future, each Trust may effect repurchases of its
Preferred Shares at prices below their liquidation preference as agreed upon by the Trust and seller. Each Trust also may redeem its Preferred
Shares from time to time as provided in the applicable Governing
Instrument. Each Trust intends to effect such redemptions and/or repur-
chases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

The holders of Preferred Shares have voting rights equal to the holders of
Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees for each Trust. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

The Trusts had the following series of Preferred Shares outstanding, effec-
tive yields and reset frequency as of August 31, 2009:

				Reset
		Preferred	Effective	Frequency
	Series	Shares	Yield	Days
BCK	F-7	1,253	0.49%	7
BZA	F-7	898	0.49%	7
BCL	T-7	931	0.53%	7
	R-7	931	0.49%	7
BZM	R-7	640	0.49%	7
MHN	A	1,479	0.52%	7
	B	1,479	0.49%	7
	C	2,366	0.53%	7
	D	2,864	0.49%	7
	E	1,557	0.53%	7
BLJ	M-7	751	0.53%	7
BSE	R-7	1,623	0.49%	7
BQH	T-7	885	0.53%	7
BFY	W-7	1,779	0.52%	7
BHV	R-7	467	0.49%	7
MHE	A	185	0.52%	7
	B	185	0.53%	7

68 ANNUAL REPORT

AUGUST 31, 2009

Notes to Financial Statements (continued)

Dividends on 7-day Preferred Shares are cumulative at a rate which is reset every 7 days based on the results of an auction. If the Preferred
Shares fail to clear the auction on an auction date, the affected Trust is required to pay the maximum applicable rate on the Preferred Shares to holders of such shares for successive dividend periods until such time as
Preferred Shares are successfully auctioned. The maximum applicable rate on Preferred Shares is the higher of 110% of the AA commercial paper rate or 110% of 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate. The low, high and average dividend rates on the Preferred Shares for each Trust for the year ended August 31,
2009 were as follows:

	Series	Low	High	Average
BCK	F-7	0.35%	11.73%	1.64%
BZA	F-7	0.35%	11.73%	1.64%
BCL	T-7	0.40%	11.35%	1.64%
	R-7	0.35%	12.26%	1.64%
BZM	R-7	0.35%	12.26%	1.68%
MHN	A	0.38%	12.57%	1.70%
	B	0.35%	12.26%	1.68%
	C	0.43%	10.21%	1.71%
	D	0.35%	11.73%	1.65%
	E	0.40%	11.35%	1.67%
BLJ	M-7	0.43%	10.21%	1.66%
BSE	R-7	0.35%	12.26%	1.67%
BQH	T-7	0.40%	11.35%	1.67%
BFY	W-7	0.38%	12.57%	1.69%
BHV	R-7	0.35%	12.26%	1.67%
MHE	A	0.38%	12.57%	1.70%
	B	0.40%	11.35%	1.74%

Since February 13, 2008, the Preferred Shares of each Trust failed to clear any of their auctions. As a result, the Preferred Shares dividend rates were reset to the maximum applicable rate, which ranged from 0.35% to
12.57%. A failed auction is not an event of default for the Trusts but it has a negative impact on the liquidity of Preferred Shares. A failed auction occurs when there are more sellers of a Trust’s auction rate Preferred
Shares than buyers. It is impossible to predict how long this imbalance will last. A successful auction for each Trust’s Preferred Shares may not occur for some time, if ever, and even if liquidity does resume, Preferred
Shareholders may not have the ability to sell the Preferred Shares at their liquidation preference.

The Trusts may not declare dividends or make other distributions on
Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares is less than 200%.

Prior to December 22, 2008, the Trusts paid commissions to certain broker-dealers at the end of each auction at an annual rate of 0.25%, calculated on the aggregate principal amount. In December 22, 2008, commissions paid to broker-dealers on preferred shares that experience a failed auction were reduced to 0.15% on the aggregate principal amount.
Subsequently, certain broker-dealers have individually agreed to further reduce commissions for failed auctions. The Trusts will continue to pay commissions of 0.25% on the aggregate principal amount of all shares that successfully clear their auctions. Merrill Lynch, Pierce, Fenner & Smith
Incorporated, a wholly owned subsidiary of Merrill Lynch, earned commis-
sions as follows from September 1, 2008 to December 31, 2008 (after which time Merrill Lynch was no longer considered an affiliate):

Commissions
BCK	$ 739
BZA	$ 1,811
BCL	$ 10,139
BZM	$ 1,116
MHN	$101,126
BLJ	$ 3,984
BSE	$ 1,653
BQH	$ 2,602
BFY	$ 12,083
BHV	$ 434
MHE	$ 10,877

During the year ended August 31, 2009, the Trusts announced the following redemptions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption dates:

		Redemption	Shares	Aggregate
	Series	Date	Redeemed	Principal
BCK	F-7	7/13/09	249	$6,225,000
BZA	F-7	7/13/09	221	$5,525,000
BCL	T-7	7/08/09	264	$6,600,000
	R-7	7/10/09	264	$6,600,000
MHN	A	7/09/09	56	$1,400,000
	B	7/06/09	56	$1,400,000
	C	7/07/09	90	$2,250,000
	D	7/06/09	109	$2,725,000
	E	7/08/09	59	$1,475,000
BLJ	M-7	7/14/09	17	$ 425,000
BSE	R-7	7/10/09	44	$1,100,000
BQH	T-7	7/08/09	11	$ 275,000
BFY	W-7	7/09/09	7	$ 175,000
BHV	R-7	7/10/09	20	$ 500,000

During the year ended August 31, 2008 (period January 1, 2008 to
August 31, 2008 for MHE), the Trusts announced the following redemptions of Preferred Shares at a price of $25,000 ($50,000 for MHE) per share plus any accrued and unpaid dividends through the redemption dates:

ANNUAL REPORT

AUGUST 31, 2009

Notes to Financial Statements (concluded)

		Redemption	Shares	Aggregate
	Series	Date	Redeemed	Principal
BCK	F-7	6/30/08	358	$ 8,950,000
BZA	F-7	6/30/08	80	$ 2,000,000
BCL	T-7	6/25/08	244	$ 6,100,000
	R-7	6/27/08	244	$ 6,100,000
BZM	R-7	6/27/08	80	$ 2,000,000
MHN	A	6/26/08	365	$ 9,125,000
	B	6/27/08	365	$ 9,125,000
	C	6/24/08	584	$14,600,000
	D	6/23/08	707	$17,675,000
	E	6/25/08	384	$ 9,600,000
BLJ	M-7	6/24/08	41	$ 1,025,000
BSE	R-7	6/27/08	573	$14,325,000
BQH	T-7	6/25/08	72	$ 1,800,000
BHV	R-7	6/27/08	54	$ 1,350,000
MHE	A	6/12/08	15	$ 750,000
	B	6/11/08	15	$ 750,000

The Trusts financed the Preferred Share redemptions with cash received from TOB transactions.

Shares issued and outstanding remained constant for BZM during the year ended August 31, 2009. Shares issued and outstanding remained constant during the year ended August 31, 2008 for BFY. Shares issued and outstanding remained constant for MHE for the year ended August 31,
2009 and the year ended December 31, 2007.

8. Plan of Reorganization:

On May 28, 2009, the Boards of each of BCK, BZA and BCL approved agreements and plans of reorganization, subject to shareholder approval and certain other conditions, whereby each of BCK, BZA, BCL together with BlackRock California Investment Quality Municipal Trust Inc. (RAA)
(each, a “Target Fund”) will merge with and into a new wholly owned sub-
sidiary of BlackRock California Municipal Income Trust (“BFZ”) (each, a “Reorganization”). If approved, the mergers are expected to be con-
cluded in the fourth quarter of 2009. The outstanding Common Shares and Preferred Shares held by each Target Fund’s shareholders will be exchanged for Common Shares or Preferred Shares of BFZ, respectively, pursuant to each Reorganization.

9. Subsequent Events:

Each Trust paid a net investment income dividend on October 1, 2009 to
Common Shareholders of record on September 15, 2009 as follows:

Common
Dividend
Per Share
BCK	$0.0660
BZA	$0.0770
BCL	$0.0745
BZM	$0.0679
MHN	$0.0685
BLJ	$0.0755
BSE	$0.0655
BQH	$0.0780
BFY	$0.0800
BHV	$0.0800
MHE	$0.0620

The dividends declared on Preferred Shares for the period September 1,
2009 to September 30, 2009 were as follows:

		Dividends
	Series	Declared
BCK	F-7	$11,878
BZA	F-7	$ 8,513
BCL	T-7	$ 9,034
	R-7	$ 8,941
BZM	R-7	$ 6,140
MHN	A	$14,334
	B	$14,189
	C	$22,210
	D	$27,150
	E	$15,115
BLJ	M-7	$ 7,050
BSE	R-7	$15,570
BQH	T-7	$ 8,591
BFY	W-7	$17,241
BHV	R-7	$ 4,480
MHE	A	$ 3,588
	B	$ 3,592

Management’s evaluation of the impact of all subsequent events on the
Trusts’ financial statements was completed through October 29, 2009, the date the financial statements were issued.

70 ANNUAL REPORT

AUGUST 31, 2009

Report of Independent Registered Public Accounting Firm

To the Shareholders and Boards of Directors/Trustees of:
BlackRock California Insured Municipal Income Trust
BlackRock California Municipal Bond Trust
BlackRock California Municipal Income Trust II
BlackRock Maryland Municipal Bond Trust
BlackRock MuniHoldings New York Insured Fund, Inc.
BlackRock New Jersey Municipal Bond Trust
BlackRock New York Insured Municipal Income Trust
BlackRock New York Municipal Bond Trust
BlackRock New York Municipal Income Trust II
BlackRock Virginia Municipal Bond Trust
The Massachusetts Health & Education Tax-Exempt Trust
(collectively, the “Trusts”):

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock California Insured
Municipal Income Trust, BlackRock California Municipal Bond Trust,
BlackRock California Municipal Income Trust II, BlackRock Maryland
Municipal Bond Trust, BlackRock MuniHoldings New York Insured Fund,
Inc., BlackRock New Jersey Municipal Bond Trust, BlackRock New York
Insured Municipal Income Trust, BlackRock New York Municipal Bond Trust,
BlackRock New York Municipal Income Trust II and BlackRock Virginia
Municipal Bond Trust, as of August 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. We have also audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Massachusetts Health & Education
Tax-Exempt Trust as of August 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, for the period January 1, 2008 to August
31, 2008, and for the year ended December 31, 2007, and the financial highlights for the year then ended, for the period January 1, 2008 to
August 31, 2008 and for each of the four years in the period ended
December 31, 2007. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform an audit of their internal control over financial report-
ing. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and signifi-
cant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures include confirmation of the securities owned as of August 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
BlackRock California Insured Municipal Income Trust, BlackRock California
Municipal Bond Trust, BlackRock California Municipal Income Trust II,
BlackRock Maryland Municipal Bond Trust, BlackRock MuniHoldings
New York Insured Fund, Inc., BlackRock New Jersey Municipal Bond Trust,
BlackRock New York Insured Municipal Income Trust, BlackRock New York
Municipal Bond Trust, BlackRock New York Municipal Income Trust II and
BlackRock Virginia Municipal Bond Trust as of August 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial high-
lights for each of the five years in the period then ended, and for The
Massachusetts Health & Education Tax-Exempt Trust as of August 31,
2009, the result of its operations for the year then ended, the changes in its net assets for the year then ended, for the period January 1, 2008 to August 31, 2008, and for the year ended December 31, 2007, and the financial highlights for the year then ended, for the period January 1,
2008 to August 31, 2008 and for each of the four years in the period ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
October 29, 2009

ANNUAL REPORT

AUGUST 31, 2009

Important Tax Information

All of the net investment income distributions paid by BCK, BCL, BLJ, BSE, and BFY during the taxable year ended August 31, 2009 qualify as tax-
exempt interest dividends for Federal income tax purposes.

The following table summarizes the taxable per share distributions paid by BZA, BZM, MHN, BQH, BHV and MHE during the taxable year ended
August 31, 2009.

	Payable	Ordinary	Long-Term
BZA	Date	Income	Capital Gains
Common Shareholders	12/31/08	—	$0.002917
Preferred Shareholders:
Series F-7	12/15/08	—	$4.40
BZM
Common Shareholders	12/31/08	—	$0.003211
Preferred Shareholders:
Series R-7	12/19/08	—	$3.69
MHN
Common Shareholders	12/31/08	$0.002082	—
Preferred Shareholders:
Series A	12/18/08	$3.32	—
Series B	12/12/08	$3.27	—
Series C	12/09/08	$3.34	—
Series D	12/15/08	$3.32	—
Series E	12/10/08	$3.33	—
BQH
Common Shareholders	12/31/08	—	$0.003939
Preferred Shareholders:
Series T-7	12/10/08	—	$4.24

	Payable	Ordinary	Long-Term
BHV	Date	Income	Capital Gains
Common Shareholders	12/31/08	$0.036340	$0.122726
Preferred Shareholders:
Series R-7	12/12/08	$2.42	$ 8.20
	12/19/08	$2.05	$ 6.92
	12/26/08	$2.45	$ 8.30
	1/2/09	$3.14	$10.61
	1/9/09	$2.29	$ 7.74
	1/16/09	$1.42	$ 4.80
	1/23/09	$1.06	$ 3.60
	1/30/09	$1.18	$ 3.96
	2/6/09	$1.28	$ 4.34
	2/13/09	$1.11	$ 3.78
	2/20/09	$1.31	$ 4.42
	2/27/09	$1.64	$ 5.53
	3/6/09	$1.62	$ 5.43
	3/13/09	$1.31	$ 4.42
	3/20/09	$1.39	$ 4.71
	3/27/09	$1.36	$ 4.62
	4/3/09	$1.34	$ 4.52
	4/10/09	$1.72	$ 5.79
	4/17/09	$0.74	$ 2.47
	4/24/09	$1.31	$ 4.42
	5/1/09	$1.42	$ 4.80
	5/8/09	$1.37	$ 4.60
	5/15/09	$1.15	$ 3.88
	5/22/09	$1.06	$ 3.60
	5/29/09	$1.05	$ 3.50
	6/5/09	$0.92	$ 3.14
	6/12/09	$0.35	$ 1.16
MHE
Common Shareholders	12/31/08	$0.008803	—
Preferred Shareholders:
Series A	12/3/08	$29.55	—
Series B	12/2/08	$29.57	—

All other net investment income distributions paid by BZA, BZM, MHN, BQH,
BHV and MHE during the taxable year ended August 31, 2009 qualify as tax-exempt interest dividends for Federal income tax purposes.

72 ANNUAL REPORT

AUGUST 31, 2009

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors or the Board of Trustees, as the case may be (each, a “Board,” and, collectively the “Boards,” and the members of which are referred to as “Board Members”), of each of BlackRock California Insured
Municipal Income Trust (“BCK”), BlackRock California Municipal Bond Trust
(“BZA”), BlackRock California Municipal Income Trust II (“BCL”), BlackRock
Maryland Municipal Bond Trust (“BZM”), BlackRock MuniHoldings New York
Insured Fund, Inc. (“MHN”), BlackRock New Jersey Municipal Bond Trust
(“BLJ”), BlackRock New York Insured Municipal Income Trust (“BSE”),
BlackRock New York Municipal Bond Trust (“BQH”), BlackRock New York
Municipal Income Trust II (“BFY”), BlackRock Virginia Municipal Bond Trust
(“BHV”) and The Massachusetts Health & Education Tax-Exempt Trust
(“MHE” and, together with BCK, BZA, BCL, BZM, MHN, BLJ, BSE, BQH, BFY and BHV, each a “Trust” and, collectively, the “Trusts”) met on April 14,
2009 and May 28-29, 2009 to consider the approval of its respective
Trust’s investment advisory agreement (each an “Advisory Agreement”)
with BlackRock Advisors, LLC (the “Manager”), each Trust’s investment advisor. Each Board also considered the approval of the sub-advisory agreement (each a “Sub-Advisory Agreement”) between its respective
Trust, the Manager and BlackRock Financial Management, Inc. or
BlackRock Investment Management, LLC, as applicable (each a “Sub-
Advisor”). The Manager and the Sub-Advisor are referred to herein as
“BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements
are referred to herein as the “Agreements.” Unless otherwise indicated, references to actions taken by the “Board” or the “Boards” shall mean each Board acting independently with respect to its respective Trust.

Activities and Composition of the Board

Each Board consists of twelve individuals, ten of whom are not “interested persons” of the Trusts as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The
Board Members of each Trust are responsible for the oversight of the oper-
ations of such Trust and perform the various duties imposed on the direc-
tors of investment companies by the 1940 Act. The Independent Board
Members have retained independent legal counsel to assist them in con-
nection with their duties. The Chairman of each Board is an Independent
Board Member. Each Board has established five standing committees: an
Audit Committee, a Governance and Nominating Committee, a Compliance
Committee, a Performance Oversight Committee and an Executive
Committee, each of which is composed of Independent Board Members
(except for the Executive Committee, which has one interested Board
Member) and is chaired by an Independent Board Member. In addition, each Board has established an Ad Hoc Committee on Auction Market
Preferred Shares.

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, each Board assessed, among other things, the nature, scope and quality of the services provided to its respective Trust by the personnel of BlackRock and its affiliates, including investment management, admin-
istrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

Throughout the year, the Boards, acting directly and through their commit-
tees, consider at each of their meetings factors that are relevant to their annual consideration of the renewal of the Agreements, including the serv-
ices and support provided by BlackRock to the Trusts and their sharehold-
ers. Among the matters the Boards considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior manage-
ment and portfolio managers’ analysis of the reasons for any outperfor-
mance or underperformance against its peers; (b) fees, including advisory fees, administration fees with respect to MHE, and other amounts paid to
BlackRock and its affiliates by the Trusts for services such as call center and fund accounting; (c) Trust operating expenses; (d) the resources devoted to, and compliance reports relating to, the Trusts’ investment objectives, policies and restrictions; (e) the Trusts’ compliance with their
Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by
BlackRock and its affiliates; (g) BlackRock’s and other service providers’
internal controls; (h) BlackRock’s implementation of the proxy voting poli-
cies approved by the Boards; (i) execution quality of portfolio transactions;
(j) BlackRock’s implementation of the Trusts’ valuation and liquidity proce-
dures; and (k) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 14, 2009 meeting, each Board requested and received materials specifically relating to the Agreements.
Each Board is engaged in an ongoing process with BlackRock to continu-
ously review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the
April meeting included (a) information independently compiled and pre-
pared by Lipper, Inc. (“Lipper”) on Trust fees and expenses, and the invest-
ment performance of each Trust as compared with a peer group of funds as determined by Lipper and a customized peer group selected by
BlackRock, as applicable (collectively, “Peers”); (b) information on the prof-
itability of the Agreements to BlackRock and a discussion of fall-out bene-
fits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as well as the performance of such other clients; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Trust to BlackRock; and (f) an internal comparison of management fees classified by Lipper, if applicable.

At an in-person meeting held on April 14, 2009, each Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 14, 2009 meeting, the Boards presented BlackRock with questions and requests for additional informa-
tion and BlackRock responded to these requests with additional written information in advance of the May 28-29, 2009 Board meeting.

ANNUAL REPORT

AUGUST 31, 2009

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

At an in-person meeting held on May 28-29, 2009, each Trust’s Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and such
Trust and the Sub-Advisory Agreement between such Trust, the Manager and each Trust’s respective Sub-Advisor, each for a one-year term ending
June 30, 2010. The Boards considered all factors they believed relevant with respect to the Trusts, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the invest-
ment performance of the Trusts and BlackRock portfolio management;
(c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Trusts;
(d) economies of scale; and (e) other factors.

Each Board also considered other matters it deemed important to the approval process, such as services related to the valuation and pricing of its respective Trust’s portfolio holdings, direct and indirect benefits to
BlackRock and its affiliates and significant shareholders from their relation-
ship with such Trust and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: Each Board, including its
Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of its respective Trust. Throughout the year, each Board compared its respective Trust’s performance to the perform-
ance of a comparable group of closed-end funds, and the performance of at least one relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by its respective Trust’s portfolio management team discussing such Trust’s performance and such Trust’s investment objective, strategies and outlook.

Each Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and its respec-
tive Trust’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities,
BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also reviewed a general description of BlackRock’s compensation structure with respect to its respective Trust’s portfolio management team and
BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, each Board considered the quality of the administrative and non-investment advisory services provided to its respec-
tive Trust. BlackRock and its affiliates and significant shareholders provide the Trusts with certain administrative and other services (in addition to any such services provided to the Trusts by third parties) and officers and other personnel as are necessary for the operations of the Trusts. In addition to investment advisory services, BlackRock and its affiliates provide the Trusts with other services, including (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) prepar-
ing communications with analysts to support secondary market trading of the Trusts; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) provid-
ing legal and compliance support; and (viii) performing other administra-
tive functions necessary for the operation of the Trusts, such as tax reporting, fulfilling regulatory filing requirements, and call center services.
The Boards reviewed the structure and duties of BlackRock’s fund adminis-
tration, accounting, legal and compliance departments and considered
BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Trust and BlackRock: Each Board,
including its Independent Board Members, also reviewed and considered the performance history of its respective Trust. In preparation for the April
14, 2009 meeting, the Boards were provided with reports, independently prepared by Lipper, which included a comprehensive analysis of each
Trust’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which ana-
lyzed various factors that affect Lipper’s rankings. In connection with its review, each Board received and reviewed information regarding the invest-
ment performance of its respective Trust as compared to a representative group of similar funds as determined by Lipper and to all funds in such
Trust’s applicable Lipper category and customized peer group selected by
BlackRock, as applicable. Each Board was provided with a description of the methodology used by Lipper to select peer funds. Each Board regularly reviews the performance of its respective Trust throughout the year.

The Board of each of BCK, MHN, BSE, BFY and MHE noted that in general,
BCK, MHN, BSE, BFY and MHE performed better than their respective Peers in that the performance of each of BCK, MHN, BSE, BFY, and MHE was at or above the median of their respective customized Lipper peer group composite in two of the one-, three- and five-year periods reported.

The Board of BLJ noted that in general, BLJ performed better than its
Peers in that BLJ’s performance was at or above the median of its Lipper performance universe composite in two of the one-, three- and five-year periods reported.

The Board of each of BZA, BCL, BZM, BQH and BHV noted that in general,
BZA, BCL, BZM, BQH, and BHV performed better than their respective Peers in that the performance of each BZA, BCL, BZM, BQH and BHV was at or above the median of their respective customized Lipper peer group com-
posite in each of the one-, three- and five-year periods reported.

74 ANNUAL REPORT

AUGUST 31, 2009

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

C. Consideration of the Advisory Fees and the Cost of the Services and
Profits to be Realized by BlackRock and its Affiliates from their
Relationship with the Trust: Each Board, including its Independent Board
Members, reviewed its respective Trust’s contractual advisory fee rates com-
pared with the other funds in its respective Lipper category. Each Board also compared its respective Trust’s total expenses, as well as actual man-
agement fees, to those of other comparable funds. Each Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Trusts. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Trusts. The Boards reviewed BlackRock’s prof-
itability with respect to the Trusts and other funds the Boards currently oversee for the year ended December 31, 2008 compared to available aggregate profitability data provided for the year ended December 31,
2007. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The
Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Manager, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Boards noted that, in general, individual fund or product line profitabil-
ity of other advisors is not publicly available. Nevertheless, to the extent such information is available, the Boards considered BlackRock’s overall operating margin compared to the operating margin for leading investment management firms whose operations include advising closed-end funds, among other product types. The comparison indicated that operating mar-
gins for BlackRock with respect to its registered funds are generally consis-
tent with margins earned by similarly situated publicly traded competitors.
In addition, the Boards considered, among other things, certain third-party data comparing BlackRock’s operating margin with that of other publicly-
traded asset management firms, which concluded that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Boards considered the cost of the services provided to the
Trusts by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Trusts and the other funds advised by BlackRock and its affiliates. As part of their analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the manage-
ment of the Trusts. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

The Board of each of BCK, BZA, BCL, BZM, MHN, BLJ, BSE, BQH, BFY and
MHE noted that each of its respective Trusts paid contractual management fees, which do not take into account any expense reimbursement or fee waivers, lower than or equal to the median contractual management fees paid by such Trust’s Peers.

The Board of BHV noted that although the Trust paid contractual manage-
ment fees higher than the median of its Peers, its actual management fees were lower than or equal to the median of its Peers.

D. Economies of Scale: Each Board, including its Independent Board
Members, considered the extent to which economies of scale might be realized as the assets of its respective Trust increase and whether there should be changes in the advisory fee rate or structure in order to enable such Trust to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the assets of such
Trust. The Boards considered that the funds in the BlackRock fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Boards also considered
BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

The Boards noted that most closed-end fund complexes do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering and each fund is man-
aged independently, consistent with its own investment objectives. The
Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its fee structure. Information provided by Lipper also revealed that only one closed-end fund complex used a complex-level breakpoint structure.

E. Other Factors: The Boards also took into account other ancillary or
“fall-out” benefits that BlackRock or its affiliates and significant sharehold-
ers may derive from their relationship with the Trusts, both tangible and intangible, such as BlackRock’s ability to leverage its investment profes-
sionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Trusts, including for administrative and distribution services. The Boards also noted that BlackRock may use third-party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

In connection with their consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar prac-
tices. The Boards received reports from BlackRock, which included informa-
tion on brokerage commissions and trade execution practices throughout the year.

ANNUAL REPORT

AUGUST 31, 2009

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

Conclusion

Each Board, including its Independent Board Members, unanimously approved the continuation of the Advisory Agreement between its respec-
tive Trust and the Manager for a one-year term ending June 30, 2010 and the Sub-Advisory Agreement between such Trust, the Manager and each
Trust’s respective Sub-Advisor for a one-year term ending June 30, 2010.
Based upon its evaluation of all these factors in their totality, each Board, including its Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of its respective Trust and its shareholders. In arriving at a decision to approve the Agreements, each Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this deter-
mination. The contractual fee arrangements for each Trust reflects the results of several years of review by such Trust’s Board Members and pred-
ecessor Board Members, and discussions between such Board Members
(and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

76 ANNUAL REPORT

AUGUST 31, 2009

Automatic Dividend Reinvestment Plans

For BCK, BZA, BCL, BZM, BLJ, BSE, BQH, BFY and BHV

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Plan”), common shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company,
N.A. (the “Plan Agent”) in the respective Trust’s shares pursuant to the Plan.
Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record
(or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

After a Trust declares a dividend or determines to make a capital gain dis-
tribution, the Plan Agent will acquire shares for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market, on the Trust’s primary exchange or elsewhere (“open-market purchases”).
If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market pre-
mium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95%
of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as
“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent’s open market purchases in connection with the reinvestment of divi-
dends and distributions. The automatic reinvestment of dividends and dis-
tributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, each Trust reserves the right to amend the Plan to include a service charge payable by the participants. Participants that request a sale of shares through the
Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43078, Providence, RI 02940-3078
or by calling (800) 699-1BFM. All overnight correspondence should be directed to the Plan Agent at 250 Royall Street, Canton, MA 02021.

For MHN

The Trust offers a Dividend Reinvestment Plan (the “Plan”) under which income and capital gains dividends paid by the Trust is automatically reinvested in additional Common Shares of the Trust. The Plan is adminis-
tered on behalf of the shareholders by BNY Mellon Shareowner Services
(the “Plan Agent”). Under the Plan, whenever the Trust declares a dividend, participants in the Plan will receive the equivalent in Common Shares of the Trust. The Plan Agent will acquire the shares for the participant’s account either (i) through receipt of additional unissued but authorized shares of the Trust (“newly issued shares”) or (ii) by purchase of outstand-
ing Common Shares on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Trust’s net asset value per share is equal to or less than the market price per share plus esti-
mated brokerage commissions (a condition often referred to as a “market premium”), the Plan Agent will invest the dividend amount in newly issued shares. If the Trust ‘s net asset value per share is greater than the market price per share (a condition often referred to as a “market discount”), the
Plan Agent will invest the dividend amount by purchasing on the open mar-
ket additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder’s account. The amount credited is determined by divid-

ing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan is automatic, that is, a shareholder is automati-
cally enrolled in the Plan when he or she purchases Common Shares of the Trust unless the shareholder specifically elects not to participate in the
Plan. Shareholders who elect not to participate will receive all dividend dis-
tributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is com-
pletely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Trust. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the
Plan receive voting rights. In addition, if the market price plus commissions of a Trust’s shares is above the net asset value, participants in the Plan will receive shares of the Trust for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution

ANNUAL REPORT

AUGUST 31, 2009

Automatic Dividend Reinvestment Plans (concluded)

they would have received. However, there may not be enough shares avail-
able in the market to make distributions in shares at prices below the net asset value. Also, since the Trust does not redeem shares, the price on resale may be more or less than the net asset value.

There are no enrollment fees or brokerage fees for participating in the Plan.
The Plan Agent’s service fees for handling the reinvestment of distributions are paid for by the Trust. However, brokerage commissions may be incurred when the Trust purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income ax that may be payable
(or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. Participation in the Plan generally will not affect the tax-exempt status of exempt interest dividends paid by the Trust. If, when the Trust’s shares are trading at a market premium, the Trust issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the mar-
ket value (which may not exceed 5% of the fair market value of the Trust’s shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including share-
holders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at The BNY Mellon
Shareowner Services, P.O. Box 358035, Pittsburgh, PA 15252-8035,
Telephone: (866) 216-0242.

For MHE

The Trust offers a dividend reinvestment plan (the “Plan”) pursuant to which
Common Shareholders may elect to have dividends and capital gains dis-
tributions reinvested in Common Shares of the Trust. The Trust declares divi-
dends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

If you decide to participate in the Plan, BNY Mellon Shareowner Services, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust in your account.

Under the Plan, participants in the Plan will have their dividends reinvested in Common Shares of the Trust on valuation date. If the market price per
Common Share on valuation date equals or exceeds net asset value per
Common Share on that date, the Trust will issue new Common Shares to participants at the higher of net asset value or 95% of the market price. If net asset value per Common Share on valuation date exceeds the market price per Common Share on that date, or if the Board should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, the agent will buy Common Shares in the open market on the
NYSE Amex, or elsewhere. If, before the Plan Agent has completed its pur-
chases, the market price exceeds the net asset value per Common Share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust’s Common Shares, resulting in the acquisi-
tion of fewer Common Shares than if the dividend or distribution had been paid in Common Shares by the Trust.

The Plan Agent maintains all shareholder accounts in the Plan and fur-
nishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in noncer-
tificated form in the name of the participant, and each shareholder’s proxy will include those shares received pursuant to the Plan. Holders of
Common Shares who do not elect to participate in the Plan will receive all such amounts in cash paid by check mailed directly to the record share-
holder by BNY Mellon Shareowner Services, as dividend paying agent.

Experience under the Plan may indicate that changes are desirable.
Accordingly, the Trust reserves the right to amend or terminate the Plan.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions.

Plan participants will receive tax information annually for personal records and to help prepare federal income tax returns. The automatic reinvestment of dividends and capital gains distributions does not relieve plan partici-
pants of any income tax which may be payable on dividends or distribu-
tions.

Plan participants may withdraw from the Plan at any time by writing to the
Plan Agent at the address noted below. If you withdraw, you will receive a share certificate in your name for all full Common Shares credited to your account under the Plan and a cash payment for any fraction of a share credited to your account. If you desire, the Plan Agent will sell your shares in the Plan and send you the proceeds of the sale, less brokerage commis-
sions.

If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the
Plan on your behalf. If you wish to participate in the Plan, but your broker-
age firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name, which will enable your participation in the Plan.

Any correspondence concerning the Plan should be directed to the Plan
Agent at BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA
15252-8035,Telephone: (866) 216-0242.

78 ANNUAL REPORT

AUGUST 31, 2009

Officers and Trustees
Number of BlackRock-
Advised Registered
		Length		Investment Companies
	Position(s)	of Time		(“RICs”) Consisting of
Name, Address	Held with	Served as		Investment Portfolios	Public
and Year of Birth	Trusts	a Trustee[2]	Principal Occupation(s) During Past 5 Years	(“Portfolios”) Overseen	Directorships
Non-Interested Trustees[1]
Richard E. Cavanagh	Chairman	Since	Trustee, Aircraft Finance Trust since 1999; Director, The Guardian Life	104 RICs consisting of	Arch Chemical
40 East 52nd Street	of the Board	2007	Insurance Company of America since 1998; Trustee, Educational Testing	101 Portfolios	(chemical and allied
New York, NY 10022	and Trustee		Service from 1997 to 2009 and Chairman from 2005 to 2009; Senior		products)
1946			Advisor, The Fremont Group since 2008 and Director thereof since 1996;
Adjunct Lecturer, Harvard University since 2007; President and Chief
Executive Officer of The Conference Board, Inc. (global business research organization) from 1995 to 2007.
Karen P. Robards	Vice Chair of	Since	Partner of Robards & Company, LLC (financial advisory firm) since	104 RICs consisting of	AtriCure, Inc.
40 East 52nd Street	the Board,	2007	1987; Co-founder and Director of the Cooke Center for Learning and	101 Portfolios	(medical devices);
New York, NY 10022	Chair of		Development, (a not-for-profit organization) since 1987; Director of		Care Investment
1950	the Audit		Enable Medical Corp. from 1996 to 2005.		Trust, Inc. (health
	Committee				care real estate
	and Trustee				investment trust)
G. Nicholas Beckwith, III	Trustee	Since	Chairman and Chief Executive Officer, Arch Street Management, LLC	104 RICs consisting of	None
40 East 52nd Street		2007	(Beckwith Family Foundation) and various Beckwith property companies	101 Portfolios
New York, NY 10022			since 2005;Chairman of the Board of Directors, University of Pittsburgh
1945			Medical Center since 2002; Board of Directors, Shady Side Hospital
Foundation since 1977; Board of Directors, Beckwith Institute for
Innovation In Patient Care since 1991; Member, Advisory Council on
Biology and Medicine, Brown University since 2002; Trustee, Claude
Worthington Benedum Foundation (charitable foundation) since 1989;
Board of Trustees, Chatham University since 1981; Board of Trustees,
University of Pittsburgh since 2002; Emeritus Trustee, Shady Side
Academy since 1977; Chairman and Manager, Penn West Industrial
Trucks LLC (sales, rental and servicing of material handling equipment)
from 2005 to 2007; Chairman, President and Chief Executive Officer,
Beckwith Machinery Company (sales, rental and servicing of construction and equipment) from 1985 to 2005; Member of the Board of Directors,
National Retail Properties (REIT) from 2006 to 2007.
Kent Dixon	Trustee and	Since	Consultant/Investor since 1988.	104 RICs consisting of	None
40 East 52nd Street	Member of	2007		101 Portfolios
New York, NY 10022	the Audit
1937	Committee
Frank J. Fabozzi	Trustee and	Since	Consultant/Editor of The Journal of Portfolio Management since 2006;	104 RICs consisting of	None
40 East 52nd Street	Member of	2007	Professor in the Practice of Finance and Becton Fellow, Yale University, -	101 Portfolios
New York, NY 10022	the Audit		School of Management, since 2006; Adjunct Professor of Finance and
1948	Committee		Becton Fellow, Yale University from 1994 to 2006.
Kathleen F. Feldstein	Trustee	Since	President of Economics Studies, Inc. (private economic consulting	104 RICs consisting of	The McClatchy
40 East 52nd Street		2007	firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000	101 Portfolios	Company
New York, NY 10022			to Emeritus thereof since 2008; Member of the Board of Partners		(publishing)
1941			Community Healthcare, Inc. since 2005; Member of the Corporation of
Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University
Art Museum since 2003.
James T. Flynn	Trustee and	Since	Chief Financial Officer of JP Morgan & Co., Inc. from 1990 to 1995.	104 RICs consisting of	None
40 East 52nd Street	Member of	2007		101 Portfolios
New York, NY 10022	the Audit
1939	Committee
Jerrold B. Harris	Trustee	Since	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific	104 RICs consisting of	BlackRock Kelso
40 East 52nd Street		2007	equipment) since 2000.	101 Portfolios	Capital Corp.
New York, NY 10022
1942

ANNUAL REPORT

AUGUST 31, 2009

Officers and Trustees (continued)
Number of BlackRock-
Advised Registered
		Length		Investment Companies
	Position(s)	of Time		(“RICs”) Consisting of
Name, Address	Held with	Served as		Investment Portfolios	Public
and Year of Birth	Trusts	a Trustee[2]	Principal Occupation(s) During Past 5 Years	(“Portfolios”) Overseen	Directorships
Non-Interested Trustees[1] (concluded)
R. Glenn Hubbard	Trustee	Since	Dean, Columbia Business School since 2004; Columbia faculty	104 RICs consisting of	ADP (data and
40 East 52nd Street		2007	member since 1988; Co-Director, Columbia Business School’s	101 Portfolios	information services),
New York, NY 10022			Entrepreneurship Program from 1997 to 2004; Visiting Professor,		KKR Financial
1958			John F. Kennedy School of Government at Harvard University and		Corporation (finance),
			the Harvard Business School since 1985 and at the University of		Metropolitan Life
			Chicago since 1994; Chairman, U.S. Council of Economic Advisers		Insurance Company
			under the President of the United States from 2001 to 2003.		(insurance)
W. Carl Kester	Trustee	Since	George Fisher Baker Jr. Professor of Business Administration, Harvard	104 RICs consisting of	None
40 East 52nd Street		2007	Business School; Deputy Dean for Academic Affairs, since 2006;	101 Portfolios
New York, NY 10022			Unit Head, Finance, Harvard Business School, from 2005 to 2006;
1951			Senior Associate Dean and Chairman of the MBA Program of Harvard
Business School, from 1999 to 2005; Member of the faculty of
Harvard Business School since 1981; Independent Consultant
since 1978.
[1] Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2] Date shown is the earliest date a person has served for any of the Trusts covered by this annual report. Following the combination of Merrill Lynch
Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows directors as joining the Funds’ board in
2007, each trustee first became a member of the board of trustees of other legacy MLIM or legacy BlackRock Funds as follows: G. Nicholas Beckwith, III,
1999; Richard E. Cavanagh, 1994; Kent Dixon, 1988; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999;
R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.
Interested Trustees[3]
Richard S. Davis	President	Since	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer,	173 RICs consisting of	None
40 East 52nd Street	and	2007	State Street Research & Management Company from 2000 to 2005;	283 Portfolios
New York, NY 10022	Trustee		Chairman of the Board of Trustees, State Street Research Mutual
1945			Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.
Henry Gabbay	Trustee	Since	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director,	173 RICs consisting of	None
40 East 52nd Street		2007	BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer,	283 Portfolios
New York, NY 10022			BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock
1947			Funds and BlackRock Bond Allocation Target Shares from 2005 to
2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

3 Mr. Davis is an “interested person,” as defined in the Investment Company Act of 1940, of the Trusts based on his position with BlackRock, Inc.
and its affiliates. Mr. Gabbay is an “interested person” of the Trusts based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC Securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

80 ANNUAL REPORT

AUGUST 31, 2009

Officers and Trustees (continued)

Position(s)
Name, Address	Held with	Length of
and Year of Birth	Trusts	Time Served	Principal Occupation(s) During Past 5 Years
Trust Officers[1]
Anne F. Ackerley	President	Since	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to 2009;
40 East 52nd Street	and Chief	2009	Chief Operating Officer of BlackRock’s Account Management Group (AMG) since 2009; Chief Operating Officer of
New York, NY 10022	Executive		BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.
1962	Officer
Brendan Kyne	Vice	Since	Director of BlackRock, Inc. since 2008; Head of Product Development and Management for BlackRock’s U.S. Retail
40 East 52nd Street	President	2009	Group since 2009, co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008;
New York, NY 10022			Associate of BlackRock, Inc. from 2002 to 2004.
1977
Neal J. Andrews	Chief	Since	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund
40 East 52nd Street	Financial	2007	Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
New York, NY 10022	Officer
1966
Jay M. Fife	Treasurer	Since	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch
40 East 52nd Street		2007	Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of
New York, NY 10022			MLIM Fund Services Group from 2001 to 2006.
1970
Brian P. Kindelan	Chief	Since	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel
40 East 52nd Street	Compliance	2007	of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004.
New York, NY 10022	Officer
1959
Howard B. Surloff	Secretary	Since	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.)
40 East 52nd Street		2007	of Goldman Sachs Asset Management, L.P. from 1993 to 2006.
New York, NY 10022
1965
[1] Officers of the Trusts serve at the pleasure of the Board.

Effective July 31, 2009, Donald C. Burke, President and Chief Executive Officer of the Trusts retired. The Trusts’ Boards of
Trustees wish Mr. Burke well in his retirement.

Effective August 1, 2009, Anne F. Ackerley became President and Chief Executive Officer of the Trusts, and Brendan Kyne
became Vice President of the Trusts.

ANNUAL REPORT

AUGUST 31, 2009

Officers and Trustees (concluded)
Custodians	Transfer Agent	Auction Agent	Investment Advisor	Accounting Agent	Independent
State Street Bank	Common Shares	Preferred Shares	BlackRock Advisors, LLC	State Street Bank	Registered Public
and Trust Company[1]	Computershare Trust	BNY Mellon	WIlmington, DE 19809	and Trust Company	Accounting Firm
Boston, MA 02101	Company, N.A.[3]	Shareowner Services		Princeton, NJ 08540	Deloitte & Touche LLP
	Providence, RI 02940	Jersey City, NJ 07310			Princeton, NJ 08540
The Bank of	BNY Mellon		Sub-Advisors	Legal Counsel	Address of the Trusts
New York Mellon[2]	Shareowner Services[4]		BlackRock Financial	Skadden, Arps, Slate,	100 Bellevue Parkway
New York, NY	Jersey City, NJ 07310		Management, Inc.[3]	Meagher & Flom LLP	Wilmington, DE 19809
10286			New York, NY 10022	New York, NY 10036
BlackRock Investment
Management, LLC[4]
Plainsboro, NJ 08536
[1] For all Trusts except MHN.
[2] For MHN.
[3] For all Trusts except MHN and MHE.
[4] For MHN and MHE.

82 ANNUAL REPORT AUGUST 31, 2009

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on August 26, 2009 for shareholders of record on June 29, 2009 to elect director or trustee nominees of each Trust:

Approved the Class II Trustees as follows:
	Richard S. Davis		Frank J. Fabozzi		James T. Flynn
		Votes		Votes		Votes
	Votes For	Withheld	Votes For	Withheld	Votes For	Withheld
BCK	4,359,455	168,207	971[1]	—[1]	4,359,455	168,207
BZA	3,018,919	76,930	581[1]	37[1]	3,018,919	76,930
BCL	6,406,148	358,067	1,248[1]	3[1]	6,408,148	356,067
BZM	2,013,631	6,893	455[1]	4[1]	2,013,631	6,893
BLJ	2,116,490	52,935	498[1]	—[1]	2,116,490	52,935
BSE	5,780,632	204,066	1389[1]	—[1]	5,780,632	204,066
BQH	2,531,695	69,287	526[1]	—[1]	2,531,695	69,287
BFY	4,353,653	224,002	920[1]	2[1]	4,353,653	224,002
BHV	1,516,185	18,265	240[1]	13[1]	1,516,185	18,265
Karen P. Robards

		Votes
	Votes For	Withheld
BCK	4,315,807	211,855
BZA	3,005,014	90,835
BCL	6,403,636	360,579
BZM	2,012,377	8,147
BLJ	2,116,490	52,935
BSE	5,780,632	204,066
BQH	2,531,695	69,287
BFY	4,200,985	376,670
BHV	1,521,232	13,218
Approved the Trustees as follows:
	G. Nicholas Beckwith, III		Richard E. Cavanagh		Richard S. Davis
		Votes		Votes		Votes
	Votes For	Withheld	Votes For	Withheld	Votes For	Withheld
MHN	26,736,532	1,880,624	26,710,218	1,906,938	26,835,131	1,782,025
MHE	2,030,560	98,982	2,022,903	106,639	2,030,560	98,982
	Kent Dixon		Frank J. Fabozzi		Kathleen F. Feldstein
		Votes		Votes		Votes
	Votes For	Withheld	Votes For	Withheld	Votes For	Withheld
MHN	26,442,311	2,174,845	5,057[1]	1,101[1]	26,527,378	2,089,778
MHE	2,030,560	98,982	345[1]	—[1]	2,022,903	106,639
	James T. Flynn		Henry Gabbay		Jerrold B. Harris
		Votes		Votes		Votes
	Votes For	Withheld	Votes For	Withheld	Votes For	Withheld
MHN	26,453,277	2,163,879	26,832,996	1,784,160	26,734,619	1,882,537
MHE	2,030,560	98,982	2,030,560	98,982	2,022,903	106,639
	R. Glenn Hubbard		W. Carl Kester		Karen P. Robards
		Votes		Votes		Votes
	Votes For	Withheld	Votes For	Withheld	Votes For	Withheld
MHN	26,748,350	1,868,806	5,057[1]	1,101[1]	26,768,455	1,848,701
MHE	2,022,903	106,639	345[1]	—[1]	2,022,903	106,639
[1] Voted on by holders of Preferred Shares only.

ANNUAL REPORT

AUGUST 31, 2009

Additional Information (continued)

Trust Certification

Those Trusts listed for trading on the New York Stock Exchange (“NYSE”)
have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the Securities and Exchange Commission (“SEC”) the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

The Trusts’ dividend policy is to distribute all or a portion of their net invest-
ment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’
current accumulated but undistributed net investment income, if any, is dis-
closed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

The Trusts do not make available copies of their Statements of Additional
Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

Other than the revisions discussed on the Board approvals on page 86, there were no material changes in the Trusts’ investment objectives of poli-
cies or to the Trusts’ charters or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolio.

Quarterly performance, semi-annual and annual reports and other informa-
tion regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regard-
ing the Trusts and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ web-
sites or shareholders can sign up for e-mail notifications of quarterly state-
ments, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us other-
wise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Trusts at (800) 441-7762.

Availability of Quarterly Schedule of Investments

Each Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’
Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in
Washington, DC. Information on the operation of he Public Reference Room may be obtained by calling (202) 551-8090. Each Trust’s Forms N-Q may also be obtained upon request and without charge by calling
(800) 441-7762

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling toll-free (800) 441-7762;
(2) at www.blackrock.com; and (3) on the Securities and Exchange
Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at
www.blackrock.com or by calling (800) 441-7762 and (2) on the
Securities and Exchange Commission’s website at http://www.sec.gov.

84 ANNUAL REPORT

AUGUST 31, 2009

Additional Information (continued)
Board Approvals
On September 12, 2008, the Board of BCK, MHN and BSE voted unani-			at the time of investment, and the Trusts will not be required to dispose
mously to change certain investment guidelines of the Trusts. Under nor-			of municipal bonds they hold in the event of subsequent downgrades.
mal circumstances, the Trusts are required to invest at least 80% of			The Trusts’ new investment policy is, under normal conditions, to invest
their managed assets in municipal bonds either (i) insured under an			at least 80% of their assets in municipal bonds insured by insurers or
insurance policy purchased by the Trusts or (ii) insured under an insur-			other entities with claims-paying abilities rated at least investment grade at
ance policy obtained by the issuer of the municipal bond or any other			the time of investment. Due to recent downgrades, some of the insurers
party. Historically, the Trusts have had an additional nonfundamental			insuring a portion of the Trusts’ current holdings are already rated below
investment policy limiting their purchases of insured municipal bonds to			the highest rating category.
those bonds insured by insurance providers with claims-paying abilities
rated AAA or Aaa at the time of investment.			Effective September 13, 2008, following approval by the Trusts’ Board and the applicable ratings agencies, the Board amended the terms of the Trusts’
Following the onset of the credit and liquidity crises currently troubling			Governing Instrument in order to allow the Trusts to enter into TOB transac-
the financial markets, the applicable rating agencies lowered the claims-			tions, the proceeds of which were used to redeem a portion of the Trusts’
paying ability rating of most of the municipal bond insurance providers			Preferred Shares. Accordingly, the definition of Inverse Floaters was amended
below the highest rating category. As a result, the Advisor recommended,			to incorporate the Trusts’ permissible ratio of floating rate instruments into
and the Board approved, an amended policy with respect to the pur-			inverse floating rate instruments. Additionally, conforming changes and cer-
chase of insured municipal bonds that such bonds must be insured by			tain formula modifications concerning inverse floaters were made to the def-
insurance providers or other entities with claims-paying abilities rated			initions of Moody’s Discount Factor and S&P Discount Factor, as applicable,
at least investment grade. This investment grade restriction is measured			to integrate the Trusts’ investments in TOBs into applicable calculations.
Section 19 Notices
The amounts and sources of distributions reported are only estimates and			the tax regulations. Each Trust will send you a Form 1099-DIV each calen-
are not being provided for tax reporting purposes. The actual amounts and			dar year that will tell you how to report these distributions for federal
sources for tax reporting purposes will depend upon each Trust’s invest-			income tax purposes.
ment experience during the year and may be subject to changes based on
		Total Cumulative Distributions			% Breakdown of the Total Cumulative
		for the Fiscal Year-to-Date			Distributions for the Fiscal Year-to-Date
	Net	Net Realized		Total Per	Net	Net Realized		Total Per
	Investment	Capital	Return of	Common	Investment	Capital	Return of	Common
	Income	Gains	Capital	Share	Income	Gains	Capital	Share
BCK	$0.702000	—	—	$0.702000	100%	0%	0%	100%
BZA	$0.789000	$0.002917	—	$0.791917	100%	0%	0%	100%
BCL	$0.736500	—	—	$0.736500	100%	0%	0%	100%
BZM	$0.792300	$0.003211	—	$0.795511	100%	0%	0%	100%
MHN.	$0.675582	—	—	$0.675582	100%	0%	0%	100%
BLJ	$0.861000	—	—	$0.861000	100%	0%	0%	100%
BSE	$0.718500	—	—	$0.718500	100%	0%	0%	100%
BQH	$0.846000	$0.003939	—	$0.849939	100%	0%	0%	100%
BFY.	$0.795000	—	—	$0.795000	100%	0%	0%	100%
BHV	$0.891852	$0.159066	—	$1.050918	85%	15%	0%	100%
MHE	$0.626803	—	—	$0.626803	100%	0%	0%	100%

ANNUAL REPORT

AUGUST 31, 2009

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and for-
mer fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following informa-
tion is provided to help you understand what personal information
BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applica-
tions, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including pro-
cedures relating to the proper storage and disposal of such information.

86 ANNUAL REPORT

AUGUST 31, 2009

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in the short-term dividend rates of the Preferred Shares, currently set at the maximum reset rate as a result of failed auctions, may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Kent Dixon
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards
Robert S. Salomon, Jr. (retired effective December 31, 2008)

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services
	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End
BlackRock New
York Municipal	$27,500	$26,800	$3,500	$3,500	$6,100	$6,100	$1,028	$1,049
Income Trust II

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-
approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the
Committee without consideration on a specific case-by-case basis (“general pre-approval”).
The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the
Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.
Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-
approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End
BlackRock New York	$418,128	$415,649
Municipal Income Trust II

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $407,500, 0%

Item 5 – Audit Committee of Listed Registrants – The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with
Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Kent Dixon
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards
Robert S. Salomon, Jr. (retired effective December 31, 2008)

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – The board of directors has delegated the voting of proxies for the
Fund securities to the Fund’s investment adviser (“Investment Adviser”) pursuant to the
Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment
Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the
Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the
Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the
Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the
Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal
and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at
http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – as of August 31,
2009.

(a)(1) The registrant (or “Fund”) is managed by a team of investment professionals comprised of Timothy Browse, Director at BlackRock, Theodore R. Jaeckel, Jr.,
CFA, Managing Director at BlackRock and Walter O’Connor, Managing Director at
BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments.
Messrs. Browse, Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2006, 2006 and 2006, respectively.
Portfolio Manager		Biography
Timothy Browse		Director of BlackRock, Inc. since 2008; Vice President of BlackRock, Inc.
		from 2006 to 2007; Vice President of Merrill Lynch Investment
		Management, L.P. (“MLIM”) from 2004 to 2006.
Theodore R. Jaeckel, Jr.		Managing Director at BlackRock, Inc. since 2006; Managing Director of
		MLIM from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor		Managing Director of BlackRock, Inc. since 2006; Managing Director of
		MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.
(a)(2) As of August 31, 2009:
	(ii) Number of Other Accounts Managed			(iii) Number of Other Accounts and
	and Assets by Account Type			Assets for Which Advisory Fee is
					Performance-Based
	Other	Other Pooled		Other	Other Pooled
(i) Name of	Registered	Investment	Other	Registered	Investment	Other
Portfolio Manager	Investment	Vehicles	Accounts	Investment	Vehicles	Accounts
	Companies			Companies
Walter O’Connor	76	0	0	0	0	0
	$18.5 Billion	$0	$0	$0	$0	$0
Theodore R. Jaeckel,	76	0	0	0	0	0
	$18.5 Billion	$0	$0	$0	$0	$0
Timothy Browse	14	0	0	0	0	0
	$3.45 Billion	$0	$0	$0	$0	$0
(iv) Potential Material Conflicts of Interest

BlackRock and its affiliates (collectively, herein “BlackRock”) has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition,
BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale
BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that a portfolio manager may currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3) As of August 31, 2009:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by
BlackRock such as its Long-Term Retention and Incentive Plan.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within
BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.
In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment
Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the
Fund include a combination of market-based indices (e.g. Barclays Capital Municipal Bond
Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above.
Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation
Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in
BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in
BlackRock, Inc. common stock. Messrs. O’Connor and Jaeckel have each received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. O’Connor, Jaeckel and Browse have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the

BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase
Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The
RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of
$25,000. Each portfolio manager is eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – August 31, 2009.

Portfolio Manager	Dollar Range of Equity Securities
Beneficially Owned
Walter O’Connor	None
Theodore R. Jaeckel, Jr.	None
Timothy Browse	None

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and
Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13(a)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock New York Municipal Income Trust II

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of
BlackRock New York Municipal Income Trust II

Date: October 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock New York Municipal Income Trust II

Date: October 22, 2009

By: /s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock New York Municipal Income Trust II

Date: October 22, 2009